                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

                                 LOAN AGREEMENT
                                      among
                     BRESNAN TELECOMMUNICATIONS COMPANY LLC,

                           THE LENDERS PARTIES HERETO
                                       and

                         TORONTO DOMINION (TEXAS), INC.,
                   as the Administrative Agent for the Lenders

                                      with

                            TD SECURITIES (USA) INC.,
                             CHASE SECURITIES INC.,
             THE BANK OF NOVA SCOTIA, BNY CAPITAL MARKETS, INC. and
                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                       collectively, the Arranging Agents,

                             CHASE SECURITIES INC.,
                              as Syndication Agent,


                            THE BANK OF NOVA SCOTIA,
                     THE BANK OF NEW YORK COMPANY, INC., and
                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                            as Documentation Agents,

                                       and

                          TD SECURITIES (USA) INC., and
                             CHASE SECURITIES INC.,
                 as Joint Book Managers and Joint Lead Arrangers

                                      INDEX

                                                                                                                             Page
                                                                                                                             ----

ARTICLE 1                      DEFINITIONS......................................................................................2

ARTICLE 2                      LOANS...........................................................................................24
           Section 2.1         The Loans.......................................................................................24
           Section 2.2         Manner of Borrowing and Disbursement............................................................25
           Section 2.3         Interest........................................................................................28
           Section 2.4         Commitment Fee..................................................................................30
           Section 2.5         Commitment Reductions...........................................................................31
           Section 2.6         Prepayment of Advances..........................................................................32
           Section 2.7         Repayment.......................................................................................34
           Section 2.8         Notes; Loan Accounts............................................................................35
           Section 2.9         Manner of Payment...............................................................................36
           Section 2.10        Reimbursement...................................................................................39
           Section 2.11        Pro Rata Treatment..............................................................................39
           Section 2.12        Funding Source..................................................................................40
           Section 2.13        Capital Adequacy................................................................................40
           Section 2.14        Incremental Facility Advances...................................................................41
ARTICLE 3                      CONDITIONS PRECEDENT............................................................................43
           Section 3.1         Conditions Precedent to Effectiveness and to the Initial Advances...............................43
           Section 3.2         Conditions Precedent to Each Advance............................................................46
ARTICLE 4                      REPRESENTATIONS AND WARRANTIES..................................................................46
           Section 4.1         Representations and Warranties..................................................................46
           Section 4.2         Survival of Representations and Warranties, etc.................................................52
ARTICLE 5                      GENERAL COVENANTS...............................................................................53
           Section 5.1         Preservation of Existence and Similar Matters...................................................53
           Section 5.2         Business; Compliance with Applicable Law........................................................53
           Section 5.3         Maintenance of Properties.......................................................................54
           Section 5.4         Accounting Methods and Financial Records........................................................54
           Section 5.5         Insurance.......................................................................................54
           Section 5.6         Payment of Taxes and Claims.....................................................................54
           Section 5.7         Visits and Inspections..........................................................................55
           Section 5.8         Payment of Indebtedness.........................................................................55
           Section 5.9         Use of Proceeds.................................................................................55
           Section 5.10        Management......................................................................................55
           Section 5.11        Interest Rate Hedging...........................................................................55
           Section 5.12        Covenants Regarding Formation of Subsidiaries, Investments and Acquisitions.....................56
           Section 5.13        Payment of Wages................................................................................56
           Section 5.14        Indemnity.......................................................................................56
           Section 5.15        Environmental Compliance........................................................................57
           Section 5.16        Year 2000 Compliance............................................................................57
ARTICLE 6                      INFORMATION COVENANTS...........................................................................57
           Section 6.1         Quarterly Financial Statements and Information..................................................58
           Section 6.2         Annual Financial Statements and Information; Certificate of No

                                      INDEX
                                   (continued)

                               Default.........................................................................................58
           Section 6.3         Performance Certificates........................................................................58
           Section 6.4         Copies of Other Reports.........................................................................59
           Section 6.5         Notice of Litigation and Other Matters..........................................................60
ARTICLE 7                      NEGATIVE COVENANTS..............................................................................61
           Section 7.1         Indebtedness of the Borrower....................................................................61
           Section 7.2         Investments.....................................................................................62
           Section 7.3         Limitation on Liens.............................................................................63
           Section 7.4         Amendment and Waiver............................................................................63
           Section 7.5         Limitations on Mergers and Acquisitions.........................................................64
           Section 7.6         Limitation on Guaranties........................................................................65
           Section 7.7         Restricted Payments and Purchases...............................................................65
           Section 7.8         Senior Leverage Ratio...........................................................................67
           Section 7.9         Total Leverage Ratio............................................................................68
           Section 7.10        Annualized Operating Cash Flow to Pro Forma Debt Service Requirements Ratio.....................68
           Section 7.11        Operating Cash Flow to Interest Expense.........................................................69
           Section 7.12        Affiliate Transactions..........................................................................69
           Section 7.13        Limitation on Leases............................................................................69
           Section 7.14        ERISA Liabilities...............................................................................69
           Section 7.15        Limitation on Capital Expenditures..............................................................70
ARTICLE 8                      DEFAULT.........................................................................................70
           Section 8.1         Events of Default...............................................................................71
           Section 8.2         Remedies........................................................................................74
ARTICLE 9                      ADMINISTRATIVE AGENT............................................................................75
           Section 9.1         Appointment and Authorization...................................................................75
           Section 9.2         Interest Lender Holders.........................................................................75
           Section 9.3         Consultation with Counsel.......................................................................76
           Section 9.4         Documents.......................................................................................76
           Section 9.5         Administrative Agent and Affiliates.............................................................76
           Section 9.6         Responsibility of the Administrative Agent......................................................76
           Section 9.7         Security Documents..............................................................................76
           Section 9.8         Action by Administrative Agent..................................................................77
           Section 9.9         Notice of Default or Event of Default...........................................................77
           Section 9.10        Responsibility Disclaimed.......................................................................77
           Section 9.11        Indemnification.................................................................................78
           Section 9.12        Credit Decision.................................................................................78
           Section 9.13        Successor Administrative Agents.................................................................79
ARTICLE 10                     CHANGE IN CIRCUMSTANCES AFFECTING LIBOR ADVANCES................................................79
           Section 10.1        LIBOR Basis Determination Inadequate or Unfair..................................................79
           Section 10.2        Illegality......................................................................................79
           Section 10.3        Effect On Other Advances........................................................................80
ARTICLE 11                     MISCELLANEOUS...................................................................................81

                                      INDEX
                                   (continued)

           Section 11.1        Notices.........................................................................................81
           Section 11.2        Expenses........................................................................................82
           Section 11.3        Waivers.........................................................................................83
           Section 11.4        Determination by Administrative Agent Conclusive and Binding....................................83
           Section 11.5        Set-Off.........................................................................................83
           Section 11.6        Assignment......................................................................................84
           Section 11.7        Accounting Principles...........................................................................88
           Section 11.8        Counterparts....................................................................................88
           Section 11.9        Governing Law...................................................................................88
           Section 11.10       Severability....................................................................................88
           Section 11.11       Interest and Charges............................................................................89
           Section 11.12       Headings........................................................................................89
           Section 11.13       Amendment and Waiver............................................................................89
           Section 11.14       Survival........................................................................................90
           Section 11.15       Entire Agreement................................................................................90
           Section 11.16       Obligations Several.............................................................................90
           Section 11.17       Confidentiality.................................................................................90
           Section 11.18       Securities Laws.................................................................................90
ARTICLE 12                     WAIVER OF JURY TRIAL............................................................................91
           Section 12.1        Waiver of Jury Trial............................................................................91

                                    EXHIBITS


Exhibit A         -         Form of Assignment of Notes
Exhibit B         -         Form of Borrower's Pledge Agreement
Exhibit C         -         Form of Facility A Term Loan Note
Exhibit D         -         Form of Facility B Term Loan Note
Exhibit E         -         Form of Revolving Loan Note
Exhibit F         -         Form of Incremental Facility Note
Exhibit G         -         Form of Holdco Pledge Agreement
Exhibit H         -         Form of Notice of Incremental Facility Commitment
Exhibit I         -         Form of Request for Advance
Exhibit J         -         Form of Subsidiary Guaranty
Exhibit K         -         Form of Borrower's Loan Certificate
Exhibit L         -         Form of Holdco's Loan Certificate
Exhibit M         -         Form of Opinion of Counsel for the Borrower
Exhibit N         -         Form of Opinion of FCC Counsel
Exhibit O         -         Form of Assignment and Assumption Agreement
Exhibit P         -         Form of BCC LP Guaranty
Exhibit Q         -         Form of Member Debt Subordination Agreement


                                    SCHEDULES


Schedule   1      -         Commitment Ratios
Schedule   2      -         Contemplated Transactions
Schedule   3      -         List of Licenses
Schedule   4      -         Liens of Record
Schedule   5      -         Exceptions to Necessary Authorizations
Schedule   6      -         Subsidiaries
Schedule   7      -         Litigation, Overbuilding, Other Franchises and
                            Other Providers
Schedule   8      -         Year 2000 Review and Assessment
Schedule   9      -         Lender Notice Addresses

                                 LOAN AGREEMENT
                                      among
                     BRESNAN TELECOMMUNICATIONS COMPANY LLC,

                           THE LENDERS PARTIES HERETO
                                       and

                         TORONTO DOMINION (TEXAS), INC.,
                   as the Administrative Agent for the Lenders

                                      with
                            TD SECURITIES (USA) INC.,
                             CHASE SECURITIES INC.,
             THE BANK OF NOVA SCOTIA, BNY CAPITAL MARKETS, INC. and
                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                       collectively, the Arranging Agents,

                             CHASE SECURITIES INC.,
                              as Syndication Agent,

                            THE BANK OF NOVA SCOTIA,
                     THE BANK OF NEW YORK COMPANY, INC., and
                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                             as Documentation Agents
                                       and
                          TD SECURITIES (USA) INC., and
                             CHASE SECURITIES INC.,
                 as Joint Book Managers and Joint Lead Arrangers


           The Borrower, the Lenders and the Administrative Agent hereby agree as follows as of the 2nd day of February, 1999:


                                    RECITALS

           WHEREAS, the Borrower has requested and the Lenders have agreed, subject to the terms and conditions set forth herein, to make available to Borrower the credit facilities hereinafter described;

           NOW, THEREFORE, for and in consideration of the premises set forth above, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth below:


                             ARTICLE 1. DEFINITIONS

                                   Definitions

           For the purposes of this Agreement:

           "Acquisition" shall mean (whether by purchase, Exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (a) any acquisition by the Borrower, or any Restricted Subsidiary of the Borrower, of any other Person, which Person shall then become a Restricted Subsidiary consolidated with the Borrower or any such Restricted Subsidiary in accordance with GAAP or (b) any acquisition by the Borrower or any Restricted Subsidiary of the Borrower of (i) all or any substantial part of the assets of any other Person, or (ii) any assets that constitute a division or operating unit of the business of any other Person.

           "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., a Delaware corporation, in its capacity as Administrative Agent for the Lenders.

           "Administrative Agent's Office" shall mean the office of the Administrative Agent located at 909 Fannin Street, Suite 1700, Houston, Texas 77010, or such other office of the Administrative Agent as may be specified in accordance with the provisions of Section 11.1 of this Agreement.

           "Advance" or "Advances" shall mean amounts advanced by the Lenders to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing.

           "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person.

           "Agreement" shall mean this Loan Agreement.

           "Agreement Date" shall mean February 2, 1999.

           "Annualized Operating Cash Flow" shall mean an amount equal to the Operating Cash Flow of the Borrower and its Restricted Subsidiaries for the immediately preceding fiscal quarter for which financial statements have been delivered to the Administrative Agent, multiplied by four (4); provided, however, that the calculation of Annualized Operating Cash Flow (a) on the Agreement Date, shall be determined by annualizing the Operating Cash Flow of the Contributed Assets for the nine (9) calendar months ended September 30, 1998, and adjusting such Operating Cash Flow for Acquisitions completed by BCC LP after September 30, 1998, and giving pro forma effect to programming discounts and reductions in contractually allocated overhead, (b) for all calculations from the Agreement Date through the date on which the March 31, 1999 financial statements are delivered, shall be the Operating Cash Flow for the Contributed Assets for the quarter ended December 31, 1998, multiplied by four (4), adjusted for Acquisitions by BCC LP during such period or by the Borrower during such period and giving pro forma effect to programming discounts and reductions in contractually allocated overhead, as such Operating Cash Flow is set forth in the financial statements for such period delivered to the Administrative Agent and the Lenders on or about the Agreement Date, and (c) for all calculations thereafter through the delivery of June 30, 1999 financial information, shall be the sum of (i) Operating Cash Flow for the Contributed Assets for the quarter ended December 31, 1998 adjusted for Acquisitions by BCC LP during such period or by the Borrower during such period and giving pro forma effect to programming discounts and reduction in contractually allocated overhead, multiplied by three
(3) plus (ii) the Operating Cash Flow of the Borrower and its Restricted Subsidiaries for the period from the Agreement Date through March 31, 1999 on a quarterized basis. Upon delivery of audited financial statements for the period ended December 31, 1998 the Arranging Agents shall compare such information to the unaudited financial statements for such quarter, and shall, if applicable, make appropriate adjustments to the Applicable Margins based thereon. Notwithstanding the foregoing for purposes of clarification, (i) the March 31, 1999 financial statement calculations shall be done using the methodology set forth in clause (c) of this definition and (ii) the June 30, 1999 financial statement calculations shall be done using the methodology set forth prior to the proviso in this definition.

           "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Federal Communications Act of 1934, the Cable Communications Policy Act of 1984, and Title 17 of the United States Code, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party.

           "Applicable Margin" shall mean (a) with respect to the Facility A Loans, the interest rate margin applicable to Prime Rate Advances or LIBOR Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof and (b) with respect to the Facility B Term Loan, (i) at all times when the Total Leverage Ratio is greater than or equal to 5.50:1, (A) 1.750% for Prime Rate Advances and (B) 2.750% for LIBOR Advances and, (ii) at all times when the Total Leverage Ratio is less than 5.50:1 (A) 1.500% for the Prime Rate Advances and (B) 2.500% for LIBOR Advances (in each case calculated as set forth in Section 2.3(f) hereof).

           "Arranging Agents" shall mean collectively, TD Securities (USA) Inc., Chase Securities Inc., The Bank of Nova Scotia, BNY Capital Markets Inc. and NationsBanc

Montgomery Securities LLC.

           "Assignment of Notes" shall mean any Assignment of Notes between the Borrower or any domestic Restricted Subsidiary and the Administrative Agent, or any other similar agreement, each substantially in the form of Exhibit A attached hereto.

           "AT&T Investment" shall mean the joint venture to be entered into between the Borrower, Holdco or a Restricted Subsidiary and AT&T Corporation or an Affiliate thereof relating to the use of the Borrower's cable television systems in connection with the provision of telephony and certain other services by the joint venture.

           "Authorized Signatory" shall mean such senior personnel of the Borrower as may be duly authorized and designated in writing to execute documents, agreements and instruments on behalf of the Borrower.

           "Bad Axe Disposition" shall mean that certain disposition described as the Bad Axe Disposition on Schedule 2 attached hereto.

           "Basic Subscriber" shall mean a dwelling unit, including a separate apartment which is separately billed for cable television services within an apartment building or other multi-family dwelling, in respect of which the Borrower or a Restricted Subsidiary of the Borrower has in effect an agreement to provide one or more of the basic cable television subscription services offered by it and for which the Borrower or a Restricted Subsidiary of the Borrower has received at least one full month's payment at the rate customarily charged, except for those dwelling units for which payment is more than sixty
(60) days past due, or for which notices of termination of service have been received. As to bulk subscribers, such as hotels, motels, and apartments, billed on a bulk basis, the number of Basic Subscribers shall be computed by dividing the aggregate monthly basic cable revenues from such bulk subscribers by the average monthly subscription price received by the Borrower or such Subsidiary of the Borrower from its other Basic Subscribers.

           "BCC LP" shall mean Bresnan Communications Company Limited Partnership, a Michigan limited partnership.

           "Blackstone Funds" shall mean Blackstone Capital Partners III Merchant Banking Fund, L.P., Blackstone Offshore Capital Partners III, L.P. and Blackstone Family Investment Partnership III, L.P.

           "Blackstone Funds Related Parties" shall mean the Blackstone Funds and any of their Affiliates and each general partner of the Blackstone Funds and any Affiliate of a Blackstone Fund who is a partner or employee of the Blackstone Group L.P.

           "Borrower" shall mean Bresnan Telecommunications Company LLC, a Delaware limited liability company.

           "Borrower's Pledge Agreement" shall mean any Borrower's Pledge Agreement between the Borrower and the Administrative Agent, or any other similar agreement substantially in the form of Exhibit B attached hereto, pursuant to which the Borrower will pledge to the Administrative Agent, for itself and on behalf of the Lenders, all of its ownership interests in any of its Restricted Subsidiaries existing on the Agreement Date.

           "Bresnan Assumption Agreement" shall mean that certain Assumption Agreement of William J. Bresnan dated as of November 7, 1984, together with a letter from Mr. Bresnan dated as of December 23, 1986, a supplemental letter from Mr. Bresnan dated as of May 12, 1988, a supplemental letter from Mr. Bresnan dated as of October 10, 1990, a supplemental letter from Mr. Bresnan dated as of July 25, 1994, a supplemental letter from Mr. Bresnan dated as of May 16, 1997, and a supplemental letter from Mr. Bresnan of even date herewith to the Administrative Agent and the Banks regarding the full applicability of such assumption agreement to the Loans.

           "Buffalo Acquisition" shall mean that certain acquisition described as the Buffalo Acquisition on Schedule 2 attached hereto.

           "Business Day" shall mean a day on which the Lenders and foreign exchange markets are open for the transaction of business required for this Agreement in New York, New York, Houston, Texas and London, England as relevant to the determination to be made or action to be taken.

           "Capital Expenditures" shall mean, in respect of any Person, expenditures for the purchase, construction or installation of property, plant or equipment (other than Acquisitions (including, with respect to the Contemplated Transactions and the Contributed Assets), Investments and Exchanges permitted hereunder, expenditures for repairs to the extent covered by the proceeds of insurance and purchases of similar assets made with Net Proceeds of any disposition of assets) which are capitalized in accordance with GAAP.

           "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

           "Change of Control" shall mean (a) the failure, at any time during the term hereof, of TCIC and/or any of its Affiliates, directly or indirectly, including by way of consolidation or merger, to own at least twenty-five percent (25%) of the membership interests of the Borrower or (b) the failure, at any time, prior to January 29, 2002, of the Blackstone Funds Related Parties, directly or indirectly, including by way of consolidation or merger, to own at least twenty-percent (20%) of the membership interests of the Borrower, or (c) after such time as the Blackstone Funds Related Parties no longer own the minimum percentage interest referred to in clause (b), any Person, other than Bresnan Communications, Inc. and/or its Affiliates, shall own a direct or indirect percentage interest in the total membership interests (of any class) of the Borrower greater than the percentage interest held, directly or indirectly, by TCIC and/or any of its Affiliates.

           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           "Collateral" shall mean any property of any kind defined as Collateral under any Loan Document.

           "Commitments" shall mean, collectively, the Revolving Loan Commitment, the Facility A Term Loan Commitment , the Facility B Term Loan Commitment and any Incremental Facility Commitments.

           "Commitment Ratios" shall mean the percentages in which the Lenders are severally bound to make Advances to the Borrower under the Revolving Loan Commitment, the Facility A Term Loan Commitment and the Facility B Term Loan Commitment, as set forth on Schedule 1 attached hereto (together with dollar amounts) as of the Agreement Date.

           "Contemplated Transactions" shall mean (i) the Omega Acquisition,
(ii) the Buffalo Acquisition, (iii) the Nebraska Acquisition and (iv) the Bad Axe Disposition.

           "Contributed Assets" shall mean the assets acquired by the Borrower and its Restricted Subsidiaries on or about the Agreement Date, or, when applicable, after the Agreement Date, in connection with the transactions contemplated hereby (including the Contribution Agreement).

           "Contribution Agreement" shall mean that certain Contribution Agreement by and among Blackstone Cable Acquisition Company, LLC, BCC LP, BCI
(USA), L.P., a Delaware limited partnership, BCI Management, L.P., a Delaware limited partnership, William J. Bresnan, an individual, TCID Michigan and the other Persons set forth on Exhibit A to the Contribution Agreement dated as of June 3, 1998, as amended.

           "Debt Service Requirements" shall mean for the Borrower and its Restricted Subsidiaries on a consolidated basis, for any test period, after giving effect to any outstanding LIBOR Advances and Interest Hedge Agreements, the sum of (a) Scheduled Principal Payments during such period, (b) all principal payments scheduled to be made during such period in respect of Funded Debt (to the extent not included in clause (a) hereof), and (c) Interest Expense during such period. For purposes of calculating Debt Service Requirements, to the extent that interest payments on the Loans for the calculation period are not fixed by way of a LIBOR Basis or an Interest Hedge Agreement for the entire calculation period, interest shall be calculated on the outstanding Loans using the LIBOR Basis for a hypothetical one (1) month LIBOR Advance on the calculation date in the amount of the

Loans then outstanding, which are not subject to a LIBOR Advance or an Interest Hedge Agreement for such period, using the Applicable Margin on the calculation date (and giving effect to any anticipated adjustments thereto as a result of payments under Sections 2.5, 2.6 and 2.7(a), 2.7 (b) and 2.7(c) hereof).

           "Default" shall mean any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

           "Default Rate" shall mean a simple per annum interest rate equal to the sum of (a) the Prime Rate Basis plus (b) 2.00%.

           "Documentation Agents" shall mean collectively, The Bank of New York Company, Inc., The Bank of Nova Scotia and NationsBanc Montgomery Securities LLC.

           "Dow Jones Screen LIBO Page" shall mean the display designated as page 3750 on the Dow Jones Market Service (formerly known as the Telerate Service) or such other page as may replace page 3750 of such service for the purpose of displaying London interbank offered rates of major banks for dollar deposits or such other services or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for dollar deposits.

           "Environmental Law" shall mean any applicable federal, state or local statute, law, ordinance, rule, regulation or decree regulating or relating to industrial hygiene or the protection of the environment or imposing liability or standards of conduct with respect to the use, generation, handling, storage, treatment, transport, or disposal, or otherwise concerning, any hazardous, toxic or dangerous waste, substance or material, now or at any time hereafter in effect.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect on the Agreement Date and as such Act may be amended thereafter from time to time, together with all rules and regulations thereunder.

           "Event of Default" shall mean any of the events specified in Section
8.1 hereof to be an Event of Default, provided that any applicable notice or cure period (or both) specified in the applicable subsection of Section 8.1 hereof shall have been given or shall have expired (or both), as the case may be.

           "Excess Cash Flow" shall mean, with respect to any test period, Operating Cash Flow of the Borrower and its Restricted Subsidiaries for such period less the sum of (a) Interest Expense paid during such period, (b) Capital Expenditures made during such period, (c) Scheduled Principal Payments made during such period, (d) scheduled principal payments made in respect of Funded Debt (to the extent not included in clause (c) hereof), and (e)

Restricted Payments made pursuant to Sections 7.7(a) and (b) hereof during such period.

           "Exchange" shall mean any (a) substantially concurrent swap, exchange or similar transaction in respect of assets of the Borrower or any Restricted Subsidiary of the Borrower and assets of a similar nature (and in the same line of business) and value (after giving effect to any cash paid or received) of another Person, or (b) Acquisition, holding and disposition of assets within a 365 day period in connection with the Acquisition of other assets of a similar nature and value (after giving effect to any cash paid or received); provided, however, that the cash portion of any Exchange (after giving effect to both the applicable acquisition(s) and disposition(s)) (1) received by the Borrower or its Restricted Subsidiaries, or (2) paid by the Borrower or its Restricted Subsidiaries shall (x) constitute in the case of (1) above proceeds in connection with a disposition of assets for purposes of this Agreement and (y) in the case of (2) above, an amount expended in connection with an Acquisition for purposes of this Agreement to the extent applicable. Notwithstanding anything to the contrary herein, any Exchange of assets (including stock and other securities) of the Borrower or a Restricted Subsidiary (other than stock or other securities issued to such Persons by an Unrestricted Subsidiary) shall be for assets to be owned.

           "Facility A Loans" shall mean the Revolving Loans and the Facility A Term Loans.

           "Facility A Maturity Date" shall mean June 30, 2007 or such earlier date as payment of the Facility A Loans shall be due (whether by acceleration, prepayment in full, or otherwise).

           "Facility A Term Loan Commitment" shall mean the several obligations of the Lenders having Facility A Term Loan Commitments to advance to the Borrower on the Agreement Date the aggregate sum of up to $328,000,000 in accordance with their respective Commitment Ratios for Facility A Term Loans and on the terms and conditions herein.

           "Facility A Term Loan Notes" shall mean those promissory notes in the aggregate principal amount of $328,000,000, one such note issued by the Borrower to each of the Lenders having Facility A Term Loan Commitments, each one substantially in the form of Exhibit C attached hereto, and any extensions, renewals, amendments, or substitutions to any of the foregoing.

           "Facility A Term Loans" shall mean the Loans advanced by the Lenders having Facility A Term Loan Commitments pursuant to the Facility A Term Loan Commitments.

           "Facility B Term Loan Commitment" shall mean the several obligations of the Lenders having Facility B Term Loan Commitments to advance to the Borrower on the Agreement Date the aggregate sum of up to $172,000,000 in accordance with their respective Commitment Ratios for Facility B Term Loans and on the terms and conditions herein.

           "Facility B Maturity Date" shall mean February 2, 2008 or such earlier date as payment of the Facility B Term Loans shall be due (whether by acceleration, prepayment in full, or otherwise).

           "Facility B Term Loan Notes" shall mean those certain promissory notes in the aggregate principal amount of $172,000,000, one such note issued by the Borrower to each of the Lenders having Facility B Term Loan Commitments, each one substantially in the form of Exhibit D attached hereto, and any extensions, renewals, amendments or substitutions to any of the foregoing.

           "Facility B Term Loans" shall mean the Loans advanced by the Lenders having Facility B Term Loan Commitments pursuant to the Facility B Term Loan Commitment.

           "FCC" shall mean the Federal Communications Commission or any successor thereto.

           "Federal Funds Rate" shall mean, as of any date, the interest rate charged to The Toronto-Dominion Bank, New York Branch, on borrowings of overnight funds from the Federal Reserve Bank of New York.

           "Funded Debt" shall mean as applied to the Borrower, as of any calculation date, without duplication, the sum of (a) all Indebtedness for Money Borrowed of the Borrower and its Restricted Subsidiaries (other than any Member Subordinated Debt), (b) the principal portion of all Capitalized Lease Obligations of the Borrower and its Restricted Subsidiaries, (c) reimbursement obligations of the Borrower and its Restricted Subsidiaries with respect to standby letters of credit with respect to Indebtedness for Money Borrowed (which excludes standby letters of credit entered into the ordinary course of business such as in lieu of bonds, security deposits and the like), and (d) all Guaranties issued by the Borrower or its Restricted Subsidiaries of Indebtedness of the type described in the foregoing clauses (a) through (c); less approximately $47,000,000 (less amounts paid with respect to the Omega Acquisition) held in cash on the Agreement Date from the proceeds of prior dispositions to make future Acquisitions, Investments and/or Capital Expenditures (as such amount may be reduced from time to time in connection therewith) and including interest thereon.

           "GAAP" shall mean, as in effect from time to time, generally accepted accounting principles in the United States, consistently applied.

           "Guaranty" or "Guaranteed," as applied to an obligation of another Person, shall mean and include (a) a guaranty, direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit.

           "Holdco" shall mean Bresnan Communications Group LLC.

           "Holdco Notes" shall mean, collectively, (a) those certain 8% Senior Notes due 2009 issued by Holdco and Bresnan Capital Corporation on February 2, 1999 and (b) those certain 9-1/4% Senior Discount Notes due 2009 issued by Holdco and Bresnan Capital Corporation on February 2, 1999, having substantially the same terms and conditions described in that certain Offering Memorandum dated January 25, 1999, as the same may be refinanced or refunded on the same or better terms.

           "Holdco Pledge Agreement" shall mean that certain Holdco Pledge Agreement dated as of the Agreement Date between Holdco and the Administrative Agent, or any other similar agreement, substantially in the form of Exhibit G attached hereto, pursuant to which Holdco has pledged to the Administrative Agent, for itself and on behalf of the Lenders, all of Holdco's membership interests in the Borrower.

           "Incremental Facility Advance" shall mean an Advance made by any Lender holding an Incremental Facility Commitment pursuant to Section 2.14 hereof.

           "Incremental Facility Commitment" shall mean the commitment of any Lender or Lenders to make advances to the Borrower in accordance with Section
2.14 hereof. The Borrower may obtain Incremental Facility Commitments from more than one Lender, which commitments shall be several obligations of each such Lender.

           "Incremental Facility Commitment Ratios" shall mean percentages in which the Lenders holding an Incremental Facility Commitment are severally bound to fund their respective portions of Advances to the Borrower under the Incremental Facility Commitment which are set forth in the Notice of Incremental Facility Commitment.

           "Incremental Facility Lenders" shall mean Lenders having an Incremental Facility Commitment or Incremental Facility Loans.

           "Incremental Facility Loans" shall mean the amounts advanced by the Lenders holding an Incremental Facility Commitment to the Borrower as Incremental Facility Loans under the Incremental Facility Commitment, not to exceed the amount of the Incremental Facility Commitment, and evidenced by the Incremental Facility Notes.

           "Incremental Facility Notes" shall mean those certain Incremental Facility Notes described in Section 2.14 hereof.

           "Indebtedness" shall mean, with respect to any Person, (a) all items, except items of equity or of capital stock or of surplus or of general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) to the extent not otherwise included, all direct or indirect obligations secured by any Lien to which any property or asset owned by such Person is subject, whether or not the obligation secured thereby shall have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, and all reimbursement obligations with respect to letters of credit, and (d) to the extent not otherwise included, all Guaranties of Indebtedness and all obligations under Interest Hedge Agreements shown on the balance sheet of such Person.

           "Indebtedness for Money Borrowed" shall mean, with respect to any Person, money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, and all Indebtedness (including Capitalized Lease Obligations and obligations with respect to leases constituting part of a sale and lease-back arrangement) issued or assumed as full or partial payment for property or services, whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed (exclusive of Indebtedness described in Sections 7.1(b), (f), (h), (i) and (j) hereof). Where obligations are evidenced by bonds, debentures, notes or other similar instruments whose face amount exceeds the amount received by the Borrower with respect thereto, only the amount received plus debt discount amortized as of the calculation date need be taken into account as Indebtedness for Money Borrowed (exclusive of Indebtedness described in Sections 7.1(b), (f),
(h), (i) and (j) hereof).

           "Indemnitee" shall have the meaning ascribed thereto in Section 5.14 hereof.

           "Interest Expense" shall mean, with respect to the Borrower and its Restricted Subsidiaries, for any test period, the sum of (a) cash interest paid or payable in respect of Funded Debt and (b) any Restricted Payments made by the Borrower pursuant to Section 7.7(c) hereof; provided, however, that for all calculation periods ending prior to March 31, 2000, (i) Interest Expense shall be annualized based on the Interest Expense for the number of full calendar months which have elapsed since the Agreement Date (for purposes of illustration only, Interest Expense for March 31, 1999, shall be calculated by multiplying the Interest Expense for March 1999 by 12), and (ii) Interest Expense shall include the monthly accrued portion of interest payable in cash in respect of the Holdco Notes (and not the actual cash payment thereon or Restricted Payments in respect thereof).

           "Interest Hedge Agreement" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

           "Interest Period" shall mean, (a) in connection with any Prime Rate Advance, the period beginning on the date such Advance is made and ending on the last day of the calendar quarter in which such Advance is made; provided, however, that if a Prime Rate Advance is made on the last day of any calendar quarter, it shall have an Interest Period ending on the last day of the following calendar quarter; and (b) in connection with any LIBOR Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to LIBOR Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (ii) with respect to LIBOR Advances only, any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end, shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) no Interest Period shall extend beyond the Facility A Maturity Date, the Facility B Maturity Date or any Incremental Facility maturity date, as applicable, or such earlier date as would interfere with the Borrower's repayment obligations under Sections 2.5 and 2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

           "Interest Rate Basis" shall mean the Prime Rate Basis or the LIBOR Basis, as applicable.

           "Investment" shall mean any investment or loan by the Borrower or any of the Borrower's Restricted Subsidiaries in any other Person which owns or operates Systems or any other Permitted Business (either domestically or internationally), which Person, (a) after giving effect to such investment, is not consolidated with the Borrower or such Subsidiary in accordance with GAAP, or (b) is designated in writing by the Borrower as an Unrestricted Subsidiary.

           "Lenders" shall mean those financial institutions whose names are set forth on the signature pages hereof as "Lenders" and any other Persons which hereafter become parties hereto as Lenders pursuant to and in accordance with the terms hereof; and "Lender" shall mean any of the foregoing Lenders.

           "LIBOR" means, for any Interest Period, the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the (a) offered rates for deposits in United States dollars for a period equal to such Interest Period quoted on the second Business Day prior to the first day of such Interest Period, as such rates appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on such date, if at least two such offered rates appear on the Reuters Screen LIBO Page, or (b) if, as of 11:00 a.m. (London time) on any such date fewer than two such rates appear on the Reuters Screen LIBO Page, the rate for deposits in United States dollars for a period equal to such Interest Period quoted on the second Business Day prior to the first day of such Interest Period, as such rate appears on the Dow Jones Screen LIBO Page as of 11:00 a.m. (London time) on such date, in each case as determined by the Administrative Agent and notified to the Lenders and the Company on such second prior Business Day. If LIBOR cannot be determined based on either the Reuters Screen LIBO Page or Dow Jones Screen LIBO Page, LIBOR means the rate per annum, as supplied to the Administrative Agent, quoted by the London branch of prime banks in the London interbank market for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period in an amount approximately equal to the principal amount of the Loans to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

           "LIBOR Advance" shall mean an Advance bearing interest at the LIBOR Basis which the Borrower requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $2,000,000 and in an integral multiple of $500,000.

           "LIBOR Basis" shall mean a simple per annum interest rate (rounded upward to the nearest one-one hundredth (1/100th) of one percent) equal to the sum of (a) the quotient of (i) LIBOR divided by (ii) one minus the LIBOR Reserve Percentage, stated as a decimal, plus (b) the Applicable Margin then in effect. The LIBOR Basis shall apply to Interest Periods of one (1), two (2), three (3), six (6), nine (9) and twelve (12) months, and shall in all cases be subject to
Article 10 hereof, and, once determined for any LIBOR Advance, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the LIBOR Reserve Percentage. The interest payable on LIBOR Advances shall also be subject to adjustment as provided in Section 2.3(f). The Borrower may not elect an Interest Period in excess of six (6) months unless the Administrative Agent has notified the Borrower that each of the Lenders (in such Lender's discretion) has available to it deposits with an interest period of such length in the London Eurodollar market.

           "LIBOR Reserve Percentage" shall mean the percentage which is in effect and to which the applicable Lender is subject from time to time (but only for the actual number of days such Lender's Loans are subject to such reserve percentage during the applicable Interest Period) under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D).

           "Licenses" shall mean any rights, whether based upon any agreement, statute, ordinance or otherwise, granted by any governmental authority to the Borrower or any Restricted Subsidiary of the Borrower to own and operate any Permitted Business, described as of the Agreement Date on Schedule 3 attached hereto, and any other such rights subsequently obtained by the Borrower or any Restricted Subsidiary of the Borrower, together with any amendment, modification or replacement with respect thereto.

           "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, collateral assignment, charge, security interest, title retention agreement, levy, execution, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

           "Loan Documents" shall mean, without limitation, this Agreement, the Notes, the Security Documents, any Interest Hedge Agreement between the Borrower, on the one hand, and the Administrative Agent or one or more of the Lenders, on the other hand, and the Notice of Incremental Facility Commitment and any other document or agreement executed in connection herewith.

           "Loans" shall mean, collectively, the Facility A Term Loans, the Facility B Term Loans, the Revolving Loans and, if applicable, the Incremental Facility Loans; and "Loan" shall mean any one of the foregoing Loans.

           "Majority Lenders" shall mean, at any time, Lenders having fifty-one percent (51%) or more of the aggregate principal amount of all of the following
(a) the Facility A Term Loans then outstanding, (b) the Facility B Term Loans then outstanding, (c) the Incremental Facility Loans, if any, then outstanding, and (d)(i) until such time as the Revolving Loan Commitment has been terminated or cancelled, the Revolving Loan Commitment, and (ii) thereafter, the Revolving Loans then outstanding.

           "Manager" shall mean BCI (USA), LLC.

           "Materially Adverse Effect" shall mean any materially adverse effect upon the business, assets, properties, financial condition or results of operations of the Borrower and its Restricted Subsidiaries on a consolidated basis.

           "Member Debt Subordination Agreement " shall mean any Member Debt Subordination Agreement, each substantially in the form of Exhibit Q attached hereto, pursuant to which Member Subordinated Debt is subordinated to the Obligations.

           "Member Subordinated Debt" shall mean unsecured Indebtedness for Money Borrowed in favor of any of TCIC (or its successors or its Affiliates), the Blackstone Funds Related Parties (or any wholly owned Subsidiary thereof) or the Manager (or its Affiliates) or any other partner of BCC LP (or its Affiliates) that is subject to a Member Debt Subordination Agreement, and which Indebtedness does not have interest which is payable in cash other than as permitted under Section 7.7 (g) hereof.

           "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of

ERISA.

           "Nebraska Acquisition" shall mean that certain Acquisition described as the Nebraska Acquisition on Schedule 2 attached hereto.

           "Necessary Authorizations" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including without limiting the foregoing the applicable Licenses and approvals, licenses, filings and registrations under the Federal Communications Act of 1934, necessary in order to enable the Borrower and its Restricted Subsidiaries to acquire, construct, maintain and operate the Systems.

           "Net Income" shall mean, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes paid, for such period as determined in accordance with GAAP.

           "Net Proceeds" shall mean, with respect to any sale, lease, transfer, or other disposition of any assets or all or any material portion of any System (whether singly, or in a series of transactions) of the Borrower or its Restricted Subsidiaries permitted hereunder, the gross sales price received in cash for the assets being sold (including, without limitation, any payments received for a non-competition covenant received by the Borrower or its Restricted Subsidiaries, but excluding Exchanges) net of (a) amounts reserved, if any, for taxes payable and distributions permitted under Section 7.7(a) or
(b) hereof to be made with respect to the sale, (b) reasonable and customary transaction costs payable by the Borrower or its Restricted Subsidiaries, to the extent actually paid including principal, interest, premiums, fees and other amounts payable in respect of Indebtedness (other than the Loans) associated with such sale, (c) contingencies with respect to such sale appropriately reserved for by the Borrower or its Restricted Subsidiaries, and (d) until actually received by the Borrower and its Restricted Subsidiaries, any portion of the sales price held in escrow or paid in installments (including the portion of lease payments allocable to "sales price").

           "Notes" shall mean collectively the (a) Revolving Loan Notes, (b) Facility A Term Loan Notes, (c) Facility B Term Loan Notes and (d) Incremental Facility Notes, if any.

           "Notice of Incremental Facility Commitment" shall mean the notice by the Borrower of the Incremental Facility Commitment, which notice shall be substantially in the form of Exhibit H attached hereto and shall be delivered to the Administrative Agent and the Lenders.

           "Obligations" shall mean (a) all obligations of the Borrower to the Lenders and the Administrative Agent under this Agreement and the other Loan Documents (including, without limitation, obligations under Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent or one or more Persons (if such Persons were

Lenders at the time such Interest Hedge Agreement was entered into (or extended, if such Interest Hedge Agreement has been extended beyond its initial term)), on the other hand), as they may be amended from time to time, or as a result of making the Loans, however arising or evidenced, whether now existing or hereafter arising, absolute or contingent, due or to become due, and (b) the obligation to pay an amount equal to the amount of any and all damage, if any, which the Lenders and the Administrative Agent or any of them may suffer by reason of a breach by the Borrower of any obligation, covenant or undertaking with respect to this Agreement or any other Loan Document.

           "Omega Acquisition" shall mean that certain Acquisition described as the Omega Acquisition on Schedule 2 attached hereto.

           "Operating Cash Flow" shall mean, as applied to the Borrower and its Restricted Subsidiaries, on a consolidated basis (or, if applicable, on a pro forma basis for the Contributed Assets as provided in the definition of Annualized Operating Cash Flow), in respect of any period, the sum of the Net Income of such Persons for such period plus Interest Expense (which for periods prior to the Agreement Date shall be on a pro forma basis), depreciation, amortization, tax expense, distributions in respect of monitoring fees paid (not to exceed $550,000 for any calendar year), deferred compensation expenses, any expense for the split dollar life insurance policy in respect of William Bresnan, including any finance expense with respect thereto, and other non-cash or non-recurring expenses deducted in determining such Net Income; provided, however, that extraordinary gains or losses shall not be taken into account in determining Net Income for purposes of determining Operating Cash Flow, and gains or losses from the sale of assets and investment activities shall be excluded from such calculation; and, provided, further, that payments in respect of the redemption of management participation units in the ordinary course of business shall be deemed to be a non-recurring expense. In the case of an Acquisition permitted hereunder, Operating Cash Flow of the Borrower and its Restricted Subsidiaries for the period during which such Acquisition occurs shall be adjusted (A) to give effect to such Acquisition, as if such Acquisition had occurred on the first day of such period, by excluding the Operating Cash Flow of such Acquisition during such period prior to the date of such Acquisition and adding to the Operating Cash Flow of the Borrower, if positive, or subtracting from such Operating Cash Flow, if negative, the product of (i) the actual Operating Cash Flow of such Acquisition for that portion of such period from the date of such Acquisition to the last day of such period, multiplied by (ii) a fraction the numerator of which is the number of calendar days in such period and the denominator of which is the number of days in such period from and including the date of such Acquisition through the last day of such period, and (B) by adding to the Operating Cash Flow of the Borrower such expenses incurred by the Borrower and its Restricted Subsidiaries as the Arranging Agents may reasonably agree relate to such Acquisition. Prior to the availability of financial statements or other financial information making the calculations referred to in the preceding sentence possible, Operating Cash Flow for any such Acquisition may be based upon financial statements for the most recent three-month period for which financial statements are available, or such other financial statements or other financial information as shall be reasonably acceptable to the Arranging Agents, and in either case shall give pro forma effect to programming discounts and reductions in contractually allocated overhead available to such Acquisition on account of its affiliation with the Borrower or any other Affiliate of the Borrower and other adjustments to reflect anticipated savings to be realized upon such Acquisition reasonably acceptable to the Majority Lenders and the Borrower. In the event the Lenders permit the Borrower to make any sale, transfer or other disposition of any assets or all or substantially all of a System or other communications related business which would otherwise be prohibited under Section 7.5(a)(ii) hereof, the Operating Cash Flow of the Borrower shall be adjusted to give effect to such sale, transfer or other disposition, as if it occurred on the first day of such period, by (x) excluding from such Operating Cash Flow all expenses and income which the Arranging Agents reasonably agree constitute components of Operating Cash Flow of such assets or are derived from such System or other communications related business, for that portion of such period occurring before such disposition, and (y) adding to the Operating Cash Flow of the Borrower such sale, transfer or other disposition-related operating expenses incurred by the Borrower as to which the Arranging Agents may reasonably agree. For purposes of this Agreement, "Operating Cash Flow" of the Borrower shall not include as an addition or a deduction (A) any portion of the Operating Cash Flow or losses of any Person in which the Borrower has made an Investment (including the AT&T Investment), and
(B) losses associated with high speed data and telephony services up to an aggregate amount of $15,000,000 for all periods prior to and including December 31, 2003.

           "Partnership Agreement" shall mean that certain partnership agreement of BCC LP dated as of February 2, 1999.

           "Payment Date" shall mean the last day of the Interest Period for any Advance.

           "Permitted Business" shall have the meaning set forth in Section 5.2 hereof.

           "Permitted Liens" shall mean, as applied to any Person:

                  (a) any security interest, mortgage or other Lien in favor of the Administrative Agent or the Lenders which secures all or any part of the Obligations;

                  (b) (i) Liens on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, governmental charges or levies or claims either not due or the non-payment of which is being contested in good faith by appropriate proceedings and for which reserves which are required under GAAP shall have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto and remain unstayed for a period of twenty (20) days after their commencement;

                  (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (d) Liens incurred in the ordinary course of business in connection with workers compensation and unemployment insurance;

                  (e) restrictions on the transfer of assets imposed by any License or by the Federal Communications Act of 1934 and any regulations thereunder;

                  (f) Liens created under the Pole Agreements on cables and other property affixed to transmission poles or contained in underground conduits;

                  (g) easements, rights-of-way, restrictions, minor imperfections of title and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person;

                  (h) Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness for Money Borrowed or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of such Person;

                  (i) Liens created solely to secure the purchase price or lease of assets acquired by such Person or created to secure Indebtedness in an amount not to exceed $25,000,000 outstanding at any time which is incurred solely for the purpose of financing or refinancing the acquisition or lease of such assets and incurred at the time of acquisition or lease or within 180 days thereafter, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired and so long as the Indebtedness with respect thereto is permitted to be incurred pursuant to Section 7.1 hereof;

                  (j) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which an Event of Default under Section 8.1(h) hereof does not result therefrom;

                  (k) Liens as of the Agreement Date as set forth on Schedule 4 attached hereto;

                  (l) Liens which remain upon the consummation of an Acquisition (or Exchanges) permitted hereunder, and which Liens (and the Indebtedness with respect thereto) were not created or incurred in contemplation of such Acquisition;

                  (m) Liens on the securities of any Unrestricted Subsidiary held by the

Borrower or any Restricted Subsidiary;

                  (n) leases with respect to which the Borrower, any Restricted Subsidiary or any Unrestricted Subsidiary is a lessor which leases are entered into in the ordinary course of business or in connection with a disposition of assets permitted hereunder;

                  (o) deposits or pledges to secure bids, tenders, contracts, Licenses, pole rentals, leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

                  (p) Liens arising in the ordinary course of business in favor of landlords of real property to the extent of tangible assets actually located on the leased premises; and

                  (q) Liens existing as of the Agreement Date which secure Indebtedness existing as of the Agreement date and set forth on Schedule 4 hereto;

and any renewals or extensions thereof so long as the Indebtedness secured by such Lien is not increased to an amount otherwise prohibited hereby.

           "Person" shall mean an individual, corporation, limited liability company, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

           "Plan" shall mean an employee benefit plan within the meaning of
Section 3(3) of ERISA (other than a Multiemployer Plan) or any other plan in respect of which the Borrower or any of its Subsidiaries is an "employer" as defined in Section 414(b), (c), (m) or (o) of the Code.

           "Pole Agreements" shall mean the agreements entered into by the Borrower or any of its Restricted Subsidiaries permitting the Borrower or such Subsidiary to make use of transmission poles and conduits of such parties in distributing its cable television signals.

           "Prime Rate" shall mean, at any time, the greater of (a) the rate of interest adopted by The Toronto-Dominion Bank, as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by The Toronto-Dominion Bank as its "prime rate," and
(b) the sum of (i) the Federal Funds Rate and (ii) one-half of one percent (1/2%). The Prime Rate is not necessarily the lowest rate of interest charged to borrowers of The Toronto-Dominion Bank.

           "Prime Rate Advance" shall mean an Advance bearing interest at the Prime Rate Basis, made as a Prime Rate Advance under Article 10 hereof or which the Borrower requests to be made as a Prime Rate Advance or is reborrowed as a Prime Rate Advance in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $500,000 and in an integral multiple of $100,000, except for a Prime Rate Advance which is in an amount equal to the unused portion of the Revolving Loan Commitment, which Advance may be in such amount.

           "Prime Rate Basis" shall mean a simple per annum interest rate equal to the sum of (a) the Prime Rate and (b) the Applicable Margin then in effect. The Prime Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate to account for such change. The interest rate on Prime Rate Advances shall also be subject to adjustment as provided in Section 2.3(f).

           "Projections" shall mean Borrower's cash flow projections dated January 29, 1999, and provided to the Lenders on or prior to the Agreement Date.

           "Register" shall have the meaning ascribed to such term in Section 11.6(e) hereof.

           "Registered Noteholder" shall mean each Non-U.S. Lender that holds a Registered Note pursuant to Section 2.8(a) hereof or registers its Loans pursuant to Section 11.6(e) hereof.

           "Registered Notes" shall mean those certain Notes that have been issued in registered form in accordance with Sections 2.8(a) and 11.6(e) hereof and each of which bears the following legend: "This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and in compliance with all other requirements provided for in the Loan Agreement."

           "Reportable Event" shall have the meaning set forth in Title IV of ERISA, other than such an event for which the Pension Benefit Guaranty Corporation or any successor thereto has waived the thirty (30) day notice requirement applicable thereto (except that such waiver shall not affect an event referred to under Pension Benefit Guaranty Corporation Regulations Sections 2615-11, 2615-12, and 2615-16).

           "Request for Advance" shall mean any certificate signed by an Authorized Signatory of the Borrower requesting an Advance hereunder which will increase the aggregate amount of the Loans outstanding hereunder, which certificate shall be denominated a "Request for Advance," and shall be in substantially the form of Exhibit I attached hereto. Each Request for Advance shall, among other things, (i) specify the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance (LIBOR or Base
Rate), and, with respect to LIBOR Advances, the Interest Period selected by the Borrower, (ii) state that, to the knowledge of the Person signing such request, there shall not exist, on the date of the requested Advance and after giving effect thereto, a Default, as of the date of such Advance and after giving effect thereto, (iii) the Applicable Margin, and (iv) designate the amount of the Revolving Loan Commitment and, if applicable, the Facility A Term Loan Commitment, the Facility B Term Loan Commitment and the Incremental Facility Commitment, being drawn.

           "Restricted Payments" shall mean, without duplication, (a) any direct or indirect distribution, dividend or other payment to any Person on account of any membership interest in, or other equity securities of, the Borrower; (b) any management, consulting or other similar fees, or any interest thereon, payable by the Borrower, or any Restricted Subsidiary of the Borrower, to the Borrower's members or any of their Affiliates including, without limitation, payments to the Manager (provided, however, that distributions in respect of management fees that constitute a pass through of operating expenses under GAAP and payments in respect of a split dollar life insurance policy on the life of William Bresnan do not constitute Restricted Payments and payment thereof is not restricted by this Agreement and may be made by the Borrower notwithstanding the existence of a Default or an Event of Default), (c) Tax Distributions and (d) payments in respect of Member Subordinated Debt.

           "Restricted Purchase" shall mean any payment on account of the purchase, redemption or other acquisition or retirement of any membership interest in, or other securities of, the Borrower.

           "Restricted Subsidiary" shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

           "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates service or such other page as may replace the "LIBO" page of that service for the purpose of displaying London interbank offered rates of major banks for dollar deposits.

           "Revolving Loan Commitment" shall mean the several obligations of the Lenders having Revolving Loan Commitments to advance to the Borrower the aggregate sum of up to $150,000,000 (as the same may be reduced from time to time in accordance with the terms hereof) in accordance with their respective Commitment Ratios for Revolving Loans and on the terms and conditions herein.

           "Revolving Loan Notes" shall mean those certain reducing revolving promissory notes in the aggregate principal amount of $150,000,000 one such note issued by the Borrower to each of the Lenders having Revolving Loan Commitments, each one substantially in the form of Exhibit E attached hereto, and any extensions, renewals, amendments, or substitutions to any of the foregoing.

           "Revolving Loans" shall mean, collectively, the amounts advanced by the Lenders having Revolving Loan Commitments to the Borrower under the Revolving Loan Commitment and which are evidenced by the Revolving Loan Notes.

           "Scheduled Principal Payments" shall mean, for any period, (a) for purposes of calculating Excess Cash Flow, the sum of (i) scheduled payments of principal made with respect to the Facility A Term Loan and the Facility B Term Loan during such period and (ii) the excess, if any, of (A) the weighted average of the Revolving Loans outstanding during such period over (B) the amount of the Revolving Loan Commitment on the last day of such period and (b) for all other purposes, the sum of (x) principal payments scheduled to be made in respect of the Facility A Term Loan and the Facility B Term Loan and (y) the difference (to the extent positive) between (1) the Revolving Loans outstanding on the calculation date and (2) the maximum permitted Revolving Loan Commitment on the last day of the period being tested.

           "Security Documents" shall mean the Borrower's Pledge Agreement, the Holdco Pledge Agreement, any Subsidiary Guaranty, any other agreement or instrument providing Collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, certificates, stock powers and documents related thereto or to this Agreement, and providing the Administrative Agent, for the benefit of itself and the Lenders, with Collateral for the Obligations.

           "Security Interest" shall mean all Liens in favor of the Administrative Agent, for the benefit of itself and the Lenders, created hereunder or under any of the Security Documents to secure the Obligations.

           "SMATV Systems" shall mean any satellite master antenna television facilities used in providing cable television service to Basic Subscribers.

           "Structuring Fee" shall mean that certain fee payable by the Borrower to the partners of BCC LP on the Agreement Date based on 1% of the committed equity value not to exceed $4,500,000.

           "Subsidiary" shall mean, as applied to any Person, any corporation or limited liability company of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) or membership interests having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation or limited liability company to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

           "Subsidiary Guaranty" shall mean, collectively, any Subsidiary Guaranty in favor of the Administrative Agent and the Lenders, issued by a Restricted Subsidiary of the Borrower pursuant to Section 5.12 hereof, in substantially the form of Exhibit J attached hereto.

           "Syndication Agent" shall mean Chase Securities Inc.

           "Systems" shall mean, collectively, the systems of any Permitted Business which are owned, operated and maintained by the Borrower or any of its Restricted Subsidiaries and shall include the systems and the systems of any Permitted Business hereafter acquired by the Borrower or any of its Restricted Subsidiaries in accordance with the terms and conditions of this Agreement.

           "Tax Distributions" shall mean, amounts distributed by the Borrower for the benefit of BCC LP to enable it to make distributions in respect of any benefited Person as required under Section 3.3(a) of the Partnership Agreement, as the same may be amended or modified from time to time in accordance with
Section 8.1(r) hereof.

           "TCIC" shall mean TCI Communications, Inc., a Delaware corporation or any successor thereto.

           "TCID Michigan" shall mean TCID of Michigan, Inc., a Nevada corporation and any successor or assign which is a Subsidiary of TCIC.

           "TCI Subordinated Note" shall mean that certain subordinated note dated May 12, 1988, as amended, payable by BCC LP to the order of TCID Michigan.

           "Term Loans" shall mean, collectively, the Facility A Term Loans, the Facility B Term Loans and, if applicable, Incremental Facility Loans.

           "Total Funded Debt" shall mean, the sum of (a) Funded Debt and (b) all Indebtedness for Money Borrowed of Holdco and BCC LP which, during the test period, pays interest in cash on a current pay basis, exclusive of any Member Subordinated Debt.

           "Total Leverage Ratio" shall mean as of any date the ratio of (a) Total Funded Debt on such date to (b) Annualized Operating Cash Flow of the Borrower and its Restricted Subsidiaries.

           "Unrestricted Subsidiary" shall mean any Subsidiary of the Borrower which the Borrower designates as an Unrestricted Subsidiary by written notice to the Administrative Agent and the Lenders prior to the formation or Acquisition of such Subsidiary.

           "Year 2000 Compliant" shall have the meaning set forth in Section 4.1(u) hereof.

           Each definition of an agreement in this Article 1 shall include such agreement as amended from time to time with the prior written consent of the Majority Lenders, to the extent such consent is required to be obtained hereunder.

                  ARTICLE 2. LOANS

                                      Loans

           Section 2.1 The Loans

                  (a) Revolving Loan Commitment. The Lenders holding Revolving Loan Commitments agree, severally in accordance with their respective Revolving Loan Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement prior to the Facility A Maturity Date, to lend and relend to the Borrower an aggregate amount not to exceed the Revolving Loan Commitment. Subject to the terms and conditions hereof, Advances under the Revolving Loan Commitment may be repaid and reborrowed from time to time on a revolving basis. Notwithstanding the foregoing, Advances by each Lender under the Revolving Loan Commitment shall not exceed the amounts opposite the name of each Lender having a Revolving Loan Commitment as set forth in the definition of Commitment Ratios (as adjusted for reductions to the Revolving Loan Commitment and assignments permitted hereunder).

                  (b) Facility A Term Loan Commitment. The Lenders having Facility A Term Loan Commitments agree, severally in accordance with their respective Facility A Term Loan Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower on the Agreement Date an amount not to exceed the amount opposite the name of each such Lender under the Facility A Term Loan Commitment column as set forth in the definition of Commitment Ratios. Advances under the Facility A Term Loan Commitment may be repaid and reborrowed as permitted by Section 2.2 hereof to effect changes in the Interest Rate Bases applicable to Advances under the Facility A Term Loans; provided, however, that there shall be no net increase in the amount of the Facility A Term Loans outstanding at any time following the making of the initial Advance under the Facility A Term Loan Commitment.

                  (c) Facility B Term Loan Commitment. The Lenders having Facility B Term Loan Commitments agree, severally in accordance with their respective Facility B Term Loan Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower on the Agreement Date an amount not to exceed, the amount opposite the name of each such Lender under the Facility B Term Loan Commitment column as set forth in the definition of Commitment Ratios. Advances under the Facility B Term Loan Commitment may be repaid and reborrowed as provided in Section 2.2 hereof to effect changes in the Interest Rate Bases applicable to Facility B Term Loans; provided, however, that there shall be no net increase in the amount of the Facility B Term Loans outstanding at any time following the making of the initial Advance under the Facility B Term Loan on the Agreement Date.

           Section 2.2  Manner of Borrowing and Disbursement

                  (a) Choice of Interest Rate, Etc. Any Advance shall, at the option of the Borrower, be made as a Prime Rate Advance or a LIBOR Advance; provided, however, that the Borrower may not receive a LIBOR Advance after the occurrence and during the continuance of a Default hereunder. LIBOR Advances shall in all cases be subject to Section 2.3(e) and Article 10 hereof. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (Houston, Texas time) on any Business Day in order for such Business Day to count toward the minimum number of Business Days required. Upon receipt by the Administrative Agent of any notice from the Borrower with respect to an Advance, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

                  (b) Prime Rate Advances.

                            (i) Initial Advances. In the case of any Advance of the Loans hereunder which increases the outstanding principal amount of the Loans, the Borrower shall give the Administrative Agent in the case of Prime Rate Advances at least one (1) Business Day's irrevocable written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given, and that action taken in reliance on telephonic notice shall govern in the event of any conflict with the corresponding Request for Advance.

                           (ii) Repayments and Reborrowings. Upon at least one
           (1) Business Day's irrevocable prior written notice to the Administrative Agent if a reborrowing is to occur, or on the same Business Day if no reborrowing is to occur, the Borrower may repay or prepay a Prime Rate Advance without regard to its Payment Date and
           (A) reborrow all or a portion of the principal amount thereof as one or more Prime Rate Advances, or (B) not reborrow all or any portion of such Prime Rate Advance, and (C) upon at least three (3) Business Days' irrevocable prior written notice to the Administrative Agent, the Borrower may repay or prepay a Prime Rate Advance without regard to its Payment Date and reborrow all or a portion of the principal thereof as one or more LIBOR Advances, or (D) elect a combination of the foregoing options (A) through (C). On the date indicated by the Borrower, such Prime Rate Advance shall be so repaid and, as applicable, reborrowed.

                  (c) LIBOR Advances. Upon request of the Borrower, the Administrative Agent shall determine the LIBOR Bases available as of the date of such request, and shall notify the Borrower of such LIBOR Bases.

                            (i) Initial Advances. In the case of any Advance of the Loans hereunder which increases the outstanding principal amount of the Loans, the Borrower shall give the Administrative Agent in the case of LIBOR Advances at least three (3) Business Days irrevocable written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given, and that action taken in reliance on telephonic notice shall govern in the event of any conflict with the corresponding Request for Advance; and provided further, however, that the Administrative Agent's determination of the applicable LIBOR Basis for such Advance shall be conclusive absent manifest error.

                           (ii) Repayments and Reborrowings. At least three (3) Business Days prior to each Payment Date for a LIBOR Advance, the Borrower shall give the Administrative Agent written notice, or telephonic notice immediately confirmed in writing, specifying whether all or a portion of any LIBOR Advance outstanding on the Payment Date (A) is to be repaid and then reborrowed in whole or in part as a LIBOR Advance, (B) is to be repaid and then reborrowed in whole or in part as a Prime Rate Advance, (C) is to be repaid and not reborrowed, or (D) is to be subject to a combination of the foregoing options (A) through (C); provided, however, that Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given, and that action taken in reliance on telephonic notice shall govern in the event of any conflict with the corresponding written confirmation; and provided, further, however, that the Administrative Agent's determination of the applicable Interest Rate Basis for such Advance shall be conclusive absent manifest error. Upon such Payment Date, such LIBOR Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

                  (d) Notification of Lenders. Upon receipt of a Request for Advance or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Lender having the applicable commitment by telephone or telecopy of the contents thereof, if applicable, and the amount of such Lender's portion of the Advance. Each Lender having the applicable commitment shall, not later than 11:00 a.m. (Houston, Texas time) on the date specified in such notice, make available (or, at a time when such Lender is within its net debit cap under the Federal Reserve Bank's daylight overdraft provisions, initiate a wire transfer in the Federal Reserve System) to the Administrative Agent at the Administrative Agent's Office, or to such account as the Administrative Agent shall designate, the amount of its portion of the Advance in immediately available funds.

                  (e) Disbursement.

                            (i) Prior to 1:00 p.m. (Houston, Texas time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Lenders in like funds by (a) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, or (b) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent or an affiliate of the Administrative Agent.

                           (ii) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such borrowing and the Administrative Agent may, in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.

                          (iii) If and to the extent any Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan as part of such borrowing for purposes of this Agreement. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The failure of any Lender to make the Loan to be made by it as part of any borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.

                           (iv) In the event that, at any time when the Borrower is not in Default, a Lender for any reason fails or refuses to fund its portion of an Advance as to which the conditions precedent in Sections 3.1 and 3.2 are satisfied or waived, then, notwithstanding any other provision of this Agreement, commencing on the thirtieth
           (30th) day following such failure to fund, and continuing until such time as such Lender has funded its portion of such Advance (which late funding shall not absolve such Lender from any liability it may have to the Borrower), or all other Lenders have received payment in full from the Borrower (whether by repayment or prepayment), such non-funding Lender shall not have the right (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document (other than events set forth in Section 11.13 hereof), and the amount of the Loans and Commitments of such Lender shall not be counted as outstanding for purposes of determining "Majority Lenders" hereunder, and (B) to receive payments of principal, interest or fees from the Borrower, the Administrative Agent or the other Lenders in respect of its Loans. Nothing in this Section 2.2(e) shall be deemed to relieve any Lender from its obligations to fulfill its commitments in accordance with the terms and conditions of this Agreement or to prejudice any rights which the Borrower may have as a result of any default by such Lender hereunder.

           Section 2.3 Interest

                  (a) On Prime Rate Advances. Interest on each Prime Rate Advance shall be computed on the basis of a year of 365/366 days for the number of days actually elapsed and shall be payable at the Prime Rate Basis for such Advance, adjusted if applicable as provided in Section 2.3(f), quarterly in arrears on the applicable Payment Date. Interest on Prime Rate Advances then outstanding shall also be due and payable on the Facility A Maturity Date and the Facility B Maturity Date, as applicable.

                  (b) On LIBOR Advances. Interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the LIBOR Basis for such Advance, adjusted if applicable as provided in Section 2.3(f), in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a LIBOR Advance exceeds three (3) months, interest on such LIBOR Advance shall also be due and payable every three
(3) months in arrears during such Interest Period. Interest on LIBOR Advances then outstanding shall also be due and payable on the Facility A Maturity Date and the Facility B Maturity Date, as applicable.

                  (c) Interest if No Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a LIBOR Basis, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded due to the fault of the Borrower, the Prime Rate Basis shall apply to such Advance until timely selection is made.

                  (d) Interest on Overdue Advances. If the Borrower shall fail to pay when due (whether at maturity, by reason of acceleration or otherwise) all or any portion of the principal amount of the Loans, any such unpaid amount shall, if requested by the Majority Lenders, bear interest at the Default Rate for each day from the date it became so due until paid in full, payable on demand.

                  (e) LIBOR Contracts; Reborrowings. At no time may the number of outstanding LIBOR Advances exceed ten (10).

                  (f)       Applicable Margins.

                            (i) With respect to any Facility A Loans, the Applicable Margin shall be as set forth in the table set forth below based upon the Total Leverage Ratio as of the end of the most recently completed calendar quarter. Changes to the Applicable Margin shall be effective as of the earlier of (A) the second (2nd) Business Day after the day on which such financial statements are required to be delivered pursuant to Section 6.1 or Section 6.2 hereof, as the case may be, and (B) the date on which such financial statements are actually delivered to the Administrative Agent and the Lenders; provided, that, in no event shall any reduction in the Applicable Margin which relates to a period for which interest has already been paid by the Borrower result in any refund, rebate, credit or setoff with respect to any such interest in favor of the Borrower. If the Borrower shall fail to deliver financial statements as required by
           Section 6.1 or 6.2 hereof within ninety (90) days from the date such financial statements were required to be delivered pursuant to such sections (unless the Majority Lenders agree to an extension with respect thereto), for purposes of determining the Applicable Margin only, it shall be conclusively presumed that the Total Leverage Ratio is 6.50 to 1 until such financial statements have been delivered.

                                                                the Applicable                                the Applicable
                                                                  Margin for                                    Margin for
              If the Total Leverage                           Prime Rate Advances                             LIBOR Advances
                    Ratio is:                 then                 shall be                  and                 shall be
                    ---------                 ----                 --------                  ---                 --------
           Greater than or equal to 6.50:1                            1.250%                                          2.250%

           Greater than or equal to 6.00:1,                           1.000%                                          2.000%
           but less than 6.50:1

           Greater than or equal to 5.50:1,                           0.750%                                          1.750%
           but less than 6.00:1

           Greater than or equal to 5.00:1,                           0.500%                                          1.500%
           but less than or 5.50:1

           Greater than or equal to 4.50:1,                           0.250%                                          1.250%
           but less than or 5.00:1

           Greater than or equal to 4.00:1,
           but less than or 4.50:1                                    0.000%                                          1.000%

           Less than 4.00:1                                           0.000%                                          0.750%

                           (ii) Notwithstanding the foregoing table above for all periods prior to the six (6) month anniversary of the Agreement Date, the Applicable Margin will be no less than (A) one percent (1.000%) for Prime Rate Advances and (B) two percent (2.000%) for LIBOR Advances.

           Section 2.4 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the benefit of each of the Lenders having a Revolving Loan Commitment, in accordance with their respective Revolving Loan Commitment Ratios (as set forth in the definition of Commitment Ratio), a commitment fee on the aggregate unborrowed balance of the Revolving Loan Commitment for each day from the Agreement Date through the Facility A Maturity Date, (a) for all times when the Total Leverage Ratio is greater than or equal to 5.00 to 1.00, at a rate of three-eighths of one percent (0.375%) per annum on the aggregate unborrowed balance of the Revolving Loan Commitment, and (b) for all times when the Total Leverage Ratio is less than 5.00 to 1.00, at a rate of one-quarter of one percent (0.250%) per annum on the aggregate unborrowed balance of the Revolving Loan Commitment. Such commitment fee shall be computed on the basis of a year of 360 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, commencing on March 31, 1999 for the calendar quarter then ended, and continuing on the last day of each calendar quarter thereafter during which the Revolving
Loan Commitment is in effect and shall be fully earned when due and, subject to
Section 11.11 hereof, non-refundable when paid.

           Section 2.5 Commitment Reductions

                  (a) Optional. The Borrower may without penalty at any time terminate or reduce the Revolving Loan Commitment by giving the Administrative Agent and the Lenders having Revolving Loan Commitments at least three (3) Business Days' written notice; provided, however, that any such reduction shall be applied pro rata to the remaining reductions with respect to the Revolving Loan Commitment set forth in Section 2.5(b) hereof. Any reduction of the Revolving Loan Commitment hereunder shall be done only in conjunction with a pro rata prepayment of the principal amount of the Facility A Term Loans, the Facility B Term Loans and, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans then outstanding (which prepayment shall be subject to Section 2.6 hereof). Each such reduction shall reduce the Revolving Loan Commitment in an amount which is at least $5,000,000 and which is an integral multiple of $1,000,000. On the date of any such cancellation or reduction, the Revolving Loan Commitment shall be permanently reduced to the amount stated in the Borrower's notice, and the Borrower shall, subject to
Section 2.10 hereof, pay to the Administrative Agent for the account of the applicable Lenders the amount necessary to reduce the principal amount of the Revolving Loans outstanding on such date to not more than the amount of the Revolving Loan Commitment, as so reduced, together with accrued interest on the amount so repaid.

                  (b) Mandatory. Commencing on March 31, 2002 and on the last Business Day of each calendar quarter ending during the periods set forth below, the Revolving Loan Commitment as of March 30, 2002 shall be automatically and permanently reduced by the percentage amount as set forth below for such period:

                                                                                            Percentage of Revolving Loan
                                                                                          Commitment as of March 30, 2002
                                      Quarters Ended                                Terminated on the Last Day of Each Quarter
                                      --------------                                ------------------------------------------
           March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002                     2.500%

           March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003                     3.750%

           March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004                     3.750%

           March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005                     5.000%

           March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006                     6.250%

           March 31, 2007 and June 30, 2007                                                            7.500%

           Section 2.6 Prepayment of Advances. All prepayments of Facility A Term Loans, Facility B Term Loans, and, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans shall be made on a pro rata basis with respect to the principal amount of the Facility A Term Loans, the Facility B Term Loans and, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans then outstanding with a corresponding pro rata reduction of the Revolving Loan Commitment. Subject to the first sentence of this Section 2.6, LIBOR Advances (whether in respect of Revolving Loans, Facility A Term Loans, Facility B Term Loans or Incremental Facility Loans) may be prepaid or repaid on or prior to the applicable Payment Date, in the case of voluntary prepayments or repayments only upon three (3) Business Days' prior written notice to the Administrative Agent, and provided that the Borrower shall reimburse the Administrative Agent and the Lenders for any loss or usual and customary out-of-pocket expense incurred by the Lenders or any Lender or the Administrative Agent in connection with such prepayment, as set forth in Section 2.10 hereof. Subject to the first sentence of this Section

2.6, Prime Rate Advances (whether in respect of Revolving Loans, Facility A Term Loans, Facility B Term Loans or, unless otherwise agreed by the Incremental Facility Lenders, Incremental Facility Loans) may be prepaid or repaid on or prior to the applicable Payment Date, provided that the Borrower provides written notice to the Administrative Agent no later than the date of such prepayment. Any notice of prepayment of the Facility A Term Loans, Facility B Term Loans, and, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans shall be irrevocable. Amounts prepaid on the Facility A Term Loans, Facility B Term Loans or, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans shall be applied to the scheduled payments set forth in Sections 2.7(a) and (b) and as set forth in any Notice of Incremental Facility Commitment, as applicable, on a pro rata basis across all remaining maturities. No partial prepayment shall be in a principal amount of less than $500,000 and integral multiples thereof, except to the extent that the balance owed is less than $500,000 or an integral multiple thereof. Upon receipt of any notice of prepayment, the Administrative Agent shall promptly notify each applicable Lender of the contents thereof by telephone or telecopy and of such Lender's portion of the prepayment.

           Section 2.7         Repayment.

                  (a) Scheduled Facility A Term Loan Repayments. Commencing on March 31, 2002 and on the last Business Day of each calendar quarter ending during the periods set forth below, the principal balance of the Facility A Term Loans outstanding as of March 30, 2002 shall be amortized in consecutive quarterly installments as follows:

                                                                                         Percentage of Principal of Facility A
                                                                                        Term Loan Outstanding on March 30, 2002
                      Quarters Ended                                                      Due on the Last Day of Each Quarter
                      --------------                                                      -----------------------------------
           March 31, 2002, June 30, 2002,
           September 30, 2002 and December 31, 2002                                                         2.500%

           March 31, 2003, June 30, 2003,
           September 30, 2003 and December 31, 2003                                                         3.750%

           March 31, 2004, June 30, 2004,
           September 30, 2004 and December 31, 2004                                                         3.750%

           March 31, 2005, June 30, 2005,
           September 30, 2005 and December 31, 2005                                                         5.000%

           March 31, 2006, June 30, 2006,
           September 30, 2006 and December 31, 2006                                                         6.250%

           March 31, 2007 and June 30, 2007                                                                 7.500%

           The remaining balance of Facility A Term Loans shall be due and payable on the Facility A Maturity Date.

                  (b) Scheduled Repayments of Facility B Term Loans. Commencing on March 31, 2002 and on the last Business Day of each calendar quarter through the Facility B Maturity Date, the Facility B Term Loans shall be repaid in an amount equal to one-quarter of one percent (0.250%) of the Facility B Term Loans outstanding on March 30, 2002. The remaining balance of the Facility B Term Loans shall be due and payable on the Facility B Maturity Date.

                  (c) Revolving Loans in Excess of Revolving Loan Commitment (if applicable, and/or Incremental Facility Commitment). If, at any time, the amount of the Revolving Loans (if applicable, or the Incremental Facility Loans) then outstanding shall exceed the Revolving Loan Commitment (if applicable, or the Incremental Facility Commitment), the Borrower shall, on such date and subject to Sections 2.10 and 2.11 hereof, make a repayment of the principal amount of the Revolving Loans (if applicable, or the Incremental Facility Loans) in an amount equal to such excess, together with any accrued interest and fees with respect thereto.

                  (d) Asset Sales. In the event of any sale, transfer, lease or other disposition of any assets or all or any material portion of any System (whether singly or in a series of related transactions) hereunder (excluding such sales, leases, transfers and other disposition of assets in the ordinary course of business and Exchanges), the Borrower shall, on the date of such sale, lease, transfer or other disposition, make a repayment of the principal of the Loans equal to the Net Proceeds of such sale, lease, transfer or other disposition; provided, however, that the Borrower shall not be required to make a repayment hereunder with respect to any such sale, lease, transfer and other disposition, (A) the aggregate Net Proceeds of which do not exceed $10,000,000, or (B) the Net Proceeds of which are used by the Borrower or its Restricted Subsidiaries within twelve (12) months from the receipt thereof by the Borrower or any of its Restricted Subsidiaries in connection with an Acquisition in accordance with Section 7.5(b) hereof, the purchase of similar assets or which are used in a manner consented to by the Majority Lenders. Any repayment hereunder shall be applied pro rata to the amount of the Facility A Loans, Facility B Term Loans and, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans then outstanding. Any repayment of the Facility A Loans outstanding shall be applied pro rata to the Revolving Loans and the Facility A Term Loans then outstanding. Amounts applied to the Facility A Term Loans, the Facility B Term Loans and, unless otherwise agreed by the Incremental Facility Lenders, the Incremental Facility Loans shall be applied to the remaining payments under Section 2.7(a), Section 2.7(b) and as set forth in any Notice of Incremental Facility Commitment, respectively, on a pro rata basis. Amounts applied to the Revolving Loans hereunder shall permanently reduce the Revolving Loan Commitment on a dollar for dollar basis, with such reduction applied pro rata to the remaining reductions under Section 2.5 (b) hereof.

           Section 2.8 Notes; Loan Accounts.

                  (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Notes. One Facility A Term Loan Note, one Facility B Term Loan Note, one Revolving Loan Note and, if applicable, one Incremental Facility Note shall be payable to the order of each Lender, in accordance with such Lender's respective Facility A Term Loan Commitment Ratio, Facility B Term Loan Commitment Ratio, Revolving Loan Commitment Ratio, and any Incremental Facility Commitment, respectively. The Notes shall be issued by the Borrower to the Lenders and shall be duly executed and delivered by one or more Authorized Signatories. Any Lender (i) which is not a U.S. Person (a "Non-U.S. Lender") and (ii) which would become completely exempt from withholding of United States federal income taxes in respect of payment of any obligations due to such Lender hereunder relating to any of its Loans if such

Loans were in registered form for United States federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, at the cost and expense of such Lender, to register such Loans as provided in Section 11.6(e) hereof and to issue to such Lender Notes evidencing such Loans as Registered Notes or to exchange Notes evidencing such Loans for new Registered Notes, as applicable. Registered Notes may not be exchanged for Notes that are not in registered form.

                  (b) Each Lender may open and maintain on its books in the name of the Borrower a loan account with respect to the Loans of such Lender and interest thereon. Each Lender which opens and maintains such a loan account shall debit such loan account for the principal amount of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Lender with respect to any loan account maintained by it shall be prima facie evidence of the Loans and accrued interest thereon.

           Section 2.9 Manner of Payment.

                  (a) Each payment (including prepayments) by the Borrower on account of the principal of or interest on the Loans, commitment fees, arrangement fees, and any other amount owed to the Lenders or the Administrative Agent under this Agreement or the Notes shall be made not later than 11:00 a.m. (Houston, Texas time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Lenders or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 2:00 p.m. (Houston, Texas time) shall be deemed received on the next Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Lender. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Lenders accordingly.

                  (b) Subject to the provisions of the definition of Interest Period, or unless otherwise set forth herein, if any payment under this Agreement or the Notes shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                  (c) Subject to Section 2.9(e) hereof, the Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever.

                  (d) Prior to the declaration by the Administrative Agent of an Event of

Default under Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent, the Administrative Agent shall distribute and apply such amounts in the following order of priority, all in accordance where applicable with the Commitment Ratios: (i) to the payment of all fees then due and payable hereunder, under the Notes, or under a certain Administrative Agent's Fee Letter between the Borrower and the Administrative Agent; (ii) to the payment of interest then due and payable on the Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(d) then due and payable hereunder or under the Notes; and (iv) to the payment of principal then due and payable on the Revolving Loans, the Facility A Term Loans, the Facility B Term Loans and the Incremental Facility Loans on a pro rata basis. Subsequent to the declaration of an Event of Default by the Administrative Agent under Section 8.2 hereof, the Administrative Agent shall distribute such amounts received as provided in Section 2.11 hereof.

                  (e) On or prior to the Agreement Date, and prior to the date on which any Person becomes a Lender hereunder, and from time to time thereafter if required by law due to a change in circumstances or if reasonably requested by the Borrower or the Administrative Agent (unless such Lender is unable to do so by reasons of change in United States law), each Lender organized under the laws of a jurisdiction outside the United States shall provide the Administrative Agent and the Borrower with (i) an accurate and duly completed United States Internal Revenue Service Form 4224 or Form 1001, as the case may be, and Form W-8 or Form W-9, as the case may be, or other applicable or successor form, certificate or document prescribed by the United States Internal Revenue Service certifying as to such Lender's entitlement to full exemption from United States withholding tax with respect to all payments to be made to such Lender hereunder and under any Note, or (ii) in the case of a Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (A) an accurate and duly completed United States Internal Revenue Service Form W-8, or other applicable or successor form, certificate or document prescribed by the United States Internal Revenue Service certifying to such Lender's foreign status and (B) a certificate certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to all payments hereunder and under any Note. In the event that the Borrower withholds a portion of any payment hereunder in accordance with this Section, the Borrower shall provide evidence that such taxes of any nature whatsoever in respect of this Agreement, any Loan or any Note shall have been paid to the appropriate taxing authorities by delivery to the Lender on whose account such payment was made of the official tax receipts or notarized copies of such receipts within thirty (30) days after payment of such tax. If the Borrower fails to make any such payment when due, the Borrower shall indemnify the Lenders for any incremental taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described above (other than if such failure is due to a change in United States law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification with respect to withholding taxes imposed by the United States and the Borrower shall be allowed to deduct from payments to Lender hereunder and under any Note, the amount of any such withholding taxes paid by the Borrower.

                  (f) If, after the Agreement Date, any change in applicable law, rule or regulation, or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any request or directive (whether or not having the force of law) issued after the date hereof of any such authority, central bank or comparable agency shall subject any Lender to any tax, duty or other charge (net of any tax benefit resulting therefrom and excluding any charges included in the LIBOR Reserve Percentage) with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, fees or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Lender or its lending office) and which is not related to the credit rating of such Lender or its assets, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Loans or in respect of any other amounts due under this Agreement in respect of its Loans (except for changes in the rate of tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender's principal executive office or any lending office is located), and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any such Loans, or to reduce the amount of any sum received or receivable by the Lender under this Agreement or under its Note with respect thereto, then, on the earlier of a date within fifteen (15) days after demand by such Lender or the Facility A Maturity Date or Facility B Maturity Date, as the case may be, the Borrower agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased costs to the extent such Lender is charging its other major corporate borrowers for such amounts. Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 2.9(f) and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender made in good faith, be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section 2.9(f) and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor shall be presumptively correct in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  (g) At the election of the Borrower, amounts to be applied, pursuant to Sections 2.5(b), 2.7(c) or 2.7(d) hereof, to prepayment of principal bearing interest at LIBOR may be remitted into a specifically designated "Deposit Account" and shall not be applied to such prepayment until the end of the Interest Period ending after the date such payment would otherwise be required, so as to avoid incurrence of costs required pursuant to Section 2.10 hereof which might otherwise be incurred upon prepayment. In the event the aggregate amount to be prepaid by reason of Sections 2.5(b), 2.7(c) or 2.7(d) hereof exceeds the amount of principal to be prepaid at the end of the first such Interest Period to terminate after the relevant date of reduction, the excess shall remain in such specifically designated Deposit Account until the end of the next Interest Period, and so on, until the full amount required to be repaid under Sections 2.5(b), 2.7(c) or 2.7(d) hereof has been applied to the Loans. As used herein, the aforesaid "Deposit Account" shall be an account maintained with the Administrative Agent as collateral for the Obligations (and the Borrower hereby grants a security interest therein to the Administrative Agent for the Lenders), and the Borrower hereby authorizes the Administrative Agent to apply at any time, without further authorization from the Borrower, the balance of said Deposit Account (together with any interest accrued thereon) to the prepayments required hereunder or otherwise to the Obligations upon an Event of Default.

           Section 2.10 Reimbursement. Whenever any Lender shall sustain or incur any losses or out-of-pocket expenses in connection with (i) failure by the Borrower to borrow any LIBOR Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 or otherwise), or (ii) prepayment of any LIBOR Advance in whole or in part (including a prepayment pursuant to Sections 2.6, 10.2 and 10.3(b) hereof or by acceleration as a result of an Event of Default), the Borrower agrees to pay to such Lender, within ten (10) days after receipt of a bill setting forth such losses and usual and customary out-of-pocket expenses in reasonable detail, an amount sufficient to compensate such Lender for all such losses and usual and customary out-of-pocket expenses. Such Lender's good faith determination of the amount of such losses or usual and customary out-of-pocket expenses, absent manifest error, shall be binding and conclusive. Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, expenses incurred by any Lender in connection with the reemployment of funds prepaid, repaid, not borrowed, or paid, as the case may be, but in no event shall losses in respect of the Applicable Margin or lost profits be reimbursed.

           Section 2.11 Pro Rata Treatment.

                  (a) Advances. Each Advance from the Lenders hereunder, shall be made pro rata on the basis of the respective Commitment Ratios (or, if applicable, the Incremental Facility Commitment Ratios) of the applicable Lenders.

                  (b) Payments Prior to Declaration of an Event of Default. Prior to the declaration of an Event of Default by the Administrative Agent on behalf of the Lenders under Section 8.2 hereof, and except as set forth in
Section 2.9(d) hereof, each payment and prepayment of the Loans, and each payment of interest on the Loans, shall be made to the Lenders pro rata on the basis of their respective unpaid principal amounts outstanding under the applicable Notes immediately prior to such payment or prepayment. If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it in excess of its ratable share of the applicable Loans under its Commitment Ratio, such Lender shall forthwith purchase from the other Lenders such participations in the Loans of such type made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  (c) Payments Subsequent to Declaration of An Event of Default. Subsequent to the declaration by the Administrative Agent of an Event of Default under Section 8.2 hereof, (i) in the event any Lender receives any payment or prepayment or otherwise collects any amount on account of the Loans, other than from the Administrative Agent, such Lender shall forthwith turn such payment or prepayment or amount collected over to the Administrative Agent, and (ii) in the event the Administrative Agent receives any payment or prepayment or collects any other amount on account of the Loans or any other Obligations, the Administrative Agent shall apply such amounts as follows: first, to the costs, fees and expenses incurred in connection with obtaining any such payment or prepayment or amount collected, as such costs are more fully described herein and in the other Loan Documents; second, to the payment of fees, interest, and principal on the Loans, in the order set forth in Section 2.9(d) hereof; and third, to the Borrower or as otherwise provided by Applicable Law. For purposes only of Section 2.11(c)(ii) and Section 2.9(d) hereof, the term "Loans" shall include all obligations of the Borrower pursuant to any Interest Hedge Agreement with the Administrative Agent or any Lender.

           Section 2.12 Funding Source. The denomination of any Advance of the Loans as a `Prime Rate Advance' or `LIBOR Advance' shall not oblige the Lenders or any Lender to obtain funds from any particular source of funds.

           Section 2.13 Capital Adequacy. If after the date hereof, any Lender shall have determined that the adoption after the date hereof of any Applicable Law regarding the capital adequacy of Lenders or bank holding companies, or any change therein after the date hereof, or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive issued after the date hereof regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) by an amount deemed by such Lender to be material, and the designation of a different lending office will not avoid the need for or reduce the amount of the additional compensation, then, (i) such Lender shall promptly notify the Administrative Agent and the Borrower in reasonable detail of such adoption, change, or compliance, (ii) such Lender shall calculate such reduced rate of return within one hundred eighty (180) days after such adoption, change, or compliance (and shall not be entitled to such compensation for amounts incurred more than one hundred eighty (180) days prior to submission of such notice and calculations), and (iii) upon the earlier of the tenth (10th) day after presentment by such Lender or the Facility A Maturity Date or Facility B Maturity Date, as the case may be, the Borrower shall immediately pay to such Lender additional amounts as shall be sufficient to compensate such Lender for such reduced return to the extent that such reduction of return is not affected by the credit rating of such Lender or its assets and only if such Lender is similarly charging its other major corporate borrowers in similar situations, together with interest on such amount from the tenth (10th) day after the date such payment becomes due, until payment in full thereof at the Default Rate. A certificate of such Lender setting forth the amount to be paid to such Lender by the Borrower as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive, and, at the Borrower's request, such Lender shall demonstrate the basis for such determination. Each Lender agrees that if any amount or any portion of any amount described in this Section 2.13 is subsequently recovered by such Lender, such Lender shall promptly reimburse the Borrower to the extent of the amount so recovered. A certificate of such Lender setting forth the amount of such recovery and the basis therefor shall be conclusive absent manifest error.

           Section 2.14 Incremental Facility Advances.

                  (a) Subject to the terms and conditions of this Agreement, the Borrower may request the Incremental Facility Commitment on any Business Day; provided, however, that the Borrower may not request the Incremental Facility Commitment or an Incremental Facility Advance during the continuance of a Default, including, without limitation, any Event of Default that would result after giving effect to any Incremental Facility Advance; and provided, further, that the Borrower may request up to four (4) Incremental Facility Commitments (each of which commitments may be from more than one Lender) which may be no less than $25,000,000 and no more than $200,000,000 in the aggregate. The aggregate amount, without duplication, of the Incremental Facility Commitment and the aggregate amount of outstanding Incremental Facility Advances shall not exceed $200,000,000. The final maturity date for all Incremental Facility Advances shall be no earlier than six (6) calendar months after the Facility B Maturity Date. The decision of any Lender to make an Incremental Facility Commitment to the Borrower shall be at such Lender's sole discretion. Persons not then Lenders may be included as Lenders having Incremental Facility Commitments with the written approval of the Borrower and the Administrative Agent (not to be unreasonably withheld or delayed). The Incremental Facility Commitments (i) may be in the form of a revolving or a term credit facility, (ii) must not (A) have a scheduled amortization providing for principal repayments earlier than, or in amounts on a percentage basis larger than, those dates or amounts set forth in the repayment schedule for the Facility A Term Loans and the Revolving Loan Commitment as set forth herein or (B) be secured by more or different collateral and (iii) must be governed by this Agreement and the other Loan Documents and be on terms and conditions not materially more restrictive when viewed as a whole than those set forth herein and therein for the Facility A Loans.

                  (b) Prior to the effectiveness of any Incremental Facility Commitment, the Borrower shall (i) deliver to the Administrative Agent and the Lenders a Notice of Incremental Facility Commitment (which shall set forth terms and provisions with respect to interest rates and scheduled amortization with respect to such Incremental Facility Loan) and (ii) provide revised projections to the Administrative Agent and the Lenders, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Borrower's ability to timely repay such Incremental Facility Commitment and any Incremental Facility Advances thereunder and to comply with the covenants contained in Sections 7.8, 7.9, 7.10 and 7.11 hereof.

                  (c) No Incremental Facility Commitment shall by itself result in any reduction of the Revolving Loan Commitment or of the Commitment Ratios with respect to the Revolving Loans of the Lender making such Incremental Facility Commitment.

                  (d) Incremental Facility Advances (i) shall bear interest at the Prime Rate Basis or the LIBOR Basis or such other reasonable rate agreed to by the Lenders making such Incremental Facility Advances; (ii) subject to
Section 2.14(a) hereof, shall be repaid as agreed to by the Borrower and the Lenders making such Incremental Facility Advances; (iii) shall for all purposes be Loans and Obligations hereunder and under the Loan Documents; (iv) shall be represented by Incremental Facility Notes in substantially the form of Exhibit F attached hereto; and (v) shall rank pari passu with the other Loans for purposes of Sections 2.9 and 8.2 hereof.

                  (e) Incremental Facility Advances shall be requested by the Borrower pursuant to a request (which shall be in substantially the form of a Request for Advance) delivered in the same manner as a Request for Advance, but shall be funded pro rata only by those Lenders holding the Incremental Facility Commitments

                         ARTICLE 3 CONDITIONS PRECEDENT

                              Conditions Precedent

         Section 3.1 Conditions Precedent to Effectiveness and to the Initial Advances. The effectiveness of this Agreement and the making of the initial Advances hereunder are subject to the prior fulfillment of each of the following conditions:

                  (a) The Administrative Agent or the Lenders, as the case may be, shall have received each of the following, in form and substance satisfactory to the Administrative Agent and the Lenders:

                        (i) this Agreement duly executed;

                       (ii) duly executed Notes (other than the Incremental Facility Notes);

                      (iii) duly executed Borrower's Pledge Agreement, together with all pledged stock certificates or membership interests (if any) and stock powers or assignments separate from the certificate duly executed in blank;

                       (iv) duly executed Holdco Pledge Agreement;

                        (v) duly executed Guaranty by BCC LP substantially in the form of Exhibit P attached hereto;

                       (vi) if then applicable, duly executed Subsidiary Guaranties for each Restricted Subsidiary of the Borrower on the Agreement Date;

                      (vii) the loan certificate of the Borrower in substantially the form attached hereto as Exhibit K, including a certificate of incumbency with respect to each Authorized Signatory, together with appropriate attachments, including, without limitation,
         (A) a true, complete and correct copy of the certificate of formation of the Borrower, certified by the Delaware Secretary of State, (B) a true, complete and correct copy of the Operating Agreement of the Borrower, together with all amendments thereto, (C) a true, complete and correct copy of the authorizing resolutions of Bresnan Communications, Inc., authorizing it on behalf of the Borrower to execute, deliver and perform this Agreement and the other Loan Documents to which it is party, (D) a copy of the Articles of Incorporation of Bresnan Communications, Inc., certified to be true, complete and correct by the New York Secretary of State, (E) a true, complete and correct copy of the By-Laws of Bresnan

         Communications, Inc., as in effect on the date hereof, (F) certificates of good standing from appropriate jurisdictions for the Borrower, (G) a true, complete and correct copy of the Partnership Agreement, and (H) a true, complete and correct description of all material litigation pending or, to the best of the managing member's knowledge, threatened against the Borrower;

                     (viii) the loan certificate of Holdco in substantially the form attached hereto as Exhibit L, including a certificate of incumbency with respect to each Authorized Signatory, together with appropriate attachments, including, without limitation, (A) a true, complete and correct copy of the certificate of formation of Holdco, certified by the Delaware Secretary of State, (B) a true, complete and correct copy of the Operating Agreement of Holdco, together with all amendments thereto and (c) certificates of good standing from appropriate jurisdictions for Holdco;

                       (ix) duly executed Bresnan Assumption Agreement;

                        (x) opinion of counsel to the Borrower, addressed to the Administrative Agent and each Lender and satisfactory to them, dated the Agreement Date, and substantially in the form attached hereto as Exhibit M;

                       (xi) opinion of FCC counsel, addressed to the Administrative Agent and each Lender and satisfactory to them, dated the Agreement Date and substantially in the form attached hereto as Exhibit N;

                      (xii) current Lien search results in jurisdictions requested by the Administrative Agent with respect to all material assets owned, or to be owned, by the Borrower as of the Agreement Date, when applicable terminations or releases are filed, will reflect no liens other than Permitted Liens;

                     (xiii) all such other documents as the Administrative Agent or any Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested; and

                      (xiv) all fees and expenses to the Administrative Agent and the Lenders to the extent such fees and expenses have become payable on or prior to the Agreement Date, including, without limitation, all fees payable under any fee letters of even date herewith.

                  (b) Except as set forth on Schedule 5 attached hereto, the Administrative Agent and the Lenders shall have received evidence reasonably satisfactory to them that all material Necessary Authorizations, including all necessary consents to the closing of this Agreement and the Contribution Agreement from the grantors of the material Licenses being transferred to the Borrower on or prior to the date of the initial Advance, have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and the Administrative Agent shall have received a certificate of an Authorized Signatory so stating.

                  (c) The Administrative Agent and the Arranging Agents shall have received evidence reasonably satisfactory to them that the Borrower or its Restricted Subsidiaries have received or will concurrently receive the cable systems being transferred on or prior to the date of the initial Advance consisting of approximately 400,000 cable customers previously owned by affiliates of TCIC and certain additional cable systems previously owned by BCC LP.

                  (d) The Administrative Agent and the Arranging Agents shall have received evidence reasonably satisfactory to them that the Borrower has received or will concurrently receive an equity contribution of property and/or cash that corresponds to the gross proceeds of a cash equity contribution of at least $136,500,000 to BCC LP by the Blackstone Funds Related Parties and their Affiliates.

                  (e) The Administrative Agent and the Arranging Agents shall have received evidence reasonably satisfactory to them that the Borrower has received or will concurrently receive an equity contribution of property and/or cash that corresponds to gross cash proceeds of not less than $295,000,000 from the issuance of the Holdco Notes.

                  (f) The Administrative Agent and the Arranging Agents shall have received evidence reasonably satisfactory to them that all loans outstanding and all other amounts due in respect of existing Indebtedness for Money Borrowed of the Borrower (including the TCI Subordinated Note) and any Indebtedness for Money Borrowed associated with the contributed cable systems and the new properties shall have been paid in full and commitments under such existing credit agreements shall have been terminated.

                  (g) The Lenders shall have received, in form and substance reasonably satisfactory to the Arranging Agents, combined financial statements with respect to the Systems previously owned by BCC LP and the Systems previously owned by TCIC which are being contributed to the Borrower for the nine months ended September 30, 1998.

                  (h) The Lenders shall have received, in form and substance reasonably satisfactory to the Arranging Agents a pro forma balance sheet for the Borrower dated as of the Agreement Date (which will be as of December 31, 1998, but including the Holdco Notes and the initial Advance on a pro forma basis).

                  (i) There has been no material adverse change in the financial condition, operations, assets, business or properties of BCC LP or of the contributed Systems of Affiliates of TCIC since December 31, 1999.

         Section 3.2 Conditions Precedent to Each Advance. The obligation of the Lenders to make each Advance which increases the principal amount of the Loans outstanding hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

                  (a) All of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance;

                  (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a)(viii) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and each of the Lenders; and

                  (c) There shall not exist, on the date of the making of the Advance and after giving effect thereto, a Default or an Event of Default hereunder and the Administrative Agent shall have received a Request for Advance so stating.

The Lenders may, without waiving the foregoing conditions (a) through (c), consider each of them fulfilled and a representation by the Borrower to such effect made (but only with respect to Advances made under Section 2.2(b)(ii) or Section 2.2(c)(ii) which increase the principal amount of the Loans outstanding) if no written notice to the contrary, dated the date of such Advance, is received by the Lenders from the Borrower prior to the making of such Advance.


                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES

                         Representations and Warranties

         Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) Organization; Power; Qualification. The Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Borrower has the limited liability company power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. The Borrower is authorized to do business and is in good standing in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization except where the failure to be so qualified could not be reasonably expected to have a Materially Adverse Effect.

                  (b) Authorization; Enforceability. The Borrower has the limited liability company power and has taken all necessary action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and is, and each of the other Loan Documents to which the Borrower is a party is, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower) and to general principles of equity.

                  (c) Subsidiaries: Authorization; Enforceability. The Borrower's Subsidiaries and the Borrower's direct and indirect ownership thereof as of the Agreement Date are as set forth on Schedule 6 attached hereto as it may be amended or supplemented by the Borrower from time to time, and to the extent such Subsidiaries are corporations, the Borrower has the unrestricted right to vote the issued and outstanding shares of such Subsidiaries which are Restricted Subsidiaries shown thereon and such shares of such Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Restricted Subsidiary of the Borrower has the corporate, partnership or limited liability company power and has taken all necessary corporate, partnership or limited liability company action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Restricted Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Restricted Subsidiary enforceable against such Restricted Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any such Subsidiary). Except as set forth on Schedule 6 attached hereto or as set forth in any written notice to the Lenders with respect thereto, the Borrower's ownership interest in each of its Restricted Subsidiaries represents a direct or indirect controlling interest of such Restricted Subsidiary for purposes of directing or causing the direction of the management and policies of each Subsidiary.

                  (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance by the Borrower of this Agreement and each of the other Loan Documents to which it is party in accordance with their respective terms, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval not already obtained, (ii) violate any Applicable Law respecting the Borrower, (iii) conflict with, result in a breach of, or constitute a default under the Partnership Agreement of BCC LP or the operating agreement of the Borrower, or under any material indenture, agreement, or other instrument, including, without limitation, the Licenses, the Management Agreement, and the Pole Agreements, to which the Borrower is a party or by which it or its properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower except Permitted Liens except, in each case if such lack of consent, violation, conflict or creation of a Lien could not be reasonably expected to have a Materially Adverse Effect.

                  (e) Business. The Borrower and its Restricted Subsidiaries are engaged primarily in a Permitted Business and making Investments and Acquisitions.

                  (f) Licenses, etc. Except to the extent set forth on Schedule 3 attached hereto or subsequently disclosed in writing to the Administrative Agent, or where the failure to so comply and to maintain such Licenses in full force and effect would not result in an Event of Default under Section 8.1(k), the material Licenses are in full force and effect and the Borrower, or, if applicable, each Restricted Subsidiary of the Borrower is in compliance in all material respects with all of the provisions thereof. Except as set forth on
Schedule 5 attached hereto or as subsequently disclosed to the Administrative Agent in writing, the Borrower has secured all material Necessary Authorizations and all such Necessary Authorizations are in full force and effect. Neither any License nor any Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened, attack or revocation, where such occurrence would result in an Event of Default under Section 8.1(k) hereof. Except as described on Schedule 3 attached hereto or subsequently disclosed to the Administrative Agent and the Lenders, no other license or franchise agreement with respect to the territory covered by any License has been granted, nor, to the best of Borrower's knowledge, is any application for such a license or franchise agreement pending, in each case where such occurrence would result in an Event of Default under Section 8.1(k) hereof. To the Borrower's actual knowledge, except as described on Schedule 7 attached hereto or subsequently disclosed to the Administrative Agent and the Lenders, no portion of the cable television Systems is presently subject to any material overbuilding, nor has another cable television franchise agreement been granted in any area covered by any of the cable television Licenses which, if they had been revoked, would result in an Event of Default under Section 8.1(k) hereof. Any SMATV System owned and operated by the Borrower is being operated pursuant to a valid and binding agreement for the operation of such SMATV System, and in accordance with Applicable Law except where the failure to so comply and to maintain such Licenses in full force and effect would not result in an Event of Default under Section 8.1(k).

                  (g) Compliance with Law. The Borrower is in compliance with all Applicable Law, non-compliance with which could reasonably be expected to have a Materially Adverse Effect.

                  (h) Title to Properties. The Borrower has marketable title to, or a valid leasehold interest in, all of its material assets (both singly and collectively). None of such assets is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, or financing statements for which signed termination statements shall be tendered on the Agreement Date or as disclosed in the Lien searches described in clause (xi) of
Section 3.1(a) hereof, (i) to the best of the Borrower's knowledge, no financing statement under the Uniform Commercial Code and no other filing which names the Borrower as debtor or which covers or purports to cover any of the Collateral is on file in any state or other jurisdiction, and (ii) the Borrower has not signed any financing statement or filing or any security agreement authorizing any secured party thereunder to file any financing statement or filing.

                  (i) Litigation. Except as set forth on Schedule 7 attached hereto or pursuant to Section 6.5 hereof there is no action, suit, proceeding or investigation pending against (of which the Borrower has notice), or, to the best of the Borrower's knowledge, threatened against or in any other manner relating directly and adversely to the Borrower or any of its assets, including, without limitation, the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body which (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) could reasonably be expected, (A) to have a Materially Adverse Effect or (B) result in an Event of Default pursuant to Section 8.1(k) hereof, and which has not been waived by the Majority Lenders. The Borrower is not in default under any effective judgment, order or decree of any court or other governmental body except if such default would not have a Materially Adverse Effect.

                  (j) Taxes. All material federal, state and other tax returns of the Borrower required by law to be filed have been duly filed and all material federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Borrower or imposed upon the Borrower or any of its properties, income, profits or assets, which are due and payable, have been paid, except any such (i) the payment of which the Borrower is contesting in good faith by appropriate proceedings, (ii) for which reserves which are required under GAAP have been provided on the books of the Borrower, and (iii) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Borrower are, in the judgment of the Borrower, in accordance with GAAP.

                  (k) Financial Statements. The Borrower has furnished or caused to be furnished to the Administrative Agent and the Lenders copies of its unaudited pro forma balance sheet and related pro forma statements of income and cash flows for the Borrower as at and for the nine months ended September 30, 1998, which are complete and correct in all material respects and present fairly in accordance with GAAP the financial position on a pro forma basis of the Borrower on and as at such dates and the results of operations for the period then ended, subject to year end adjustments and to adjustments applicable upon the consummation of the transactions contemplated hereby. On the Agreement Date, the Borrower has no material liabilities, contingent or otherwise, other than as disclosed in the pro forma balance sheet delivered on the Agreement Date or, if after the Agreement Date, the date of the most recent financial statements of the Borrower delivered pursuant to Section 6.1 or Section 6.2 hereof, there are no material liabilities contingent or otherwise, other than those set forth therein or otherwise disclosed in writing to the Administrative Agent and the Lenders.

                  (l) No Adverse Change. Since September 30, 1998, or, if after the Agreement Date, the date of the most recent financial statements of the Borrower delivered pursuant to Section 6.1 or Section 6.2 hereof, there has occurred no event which could reasonably be expected to have a Materially Adverse Effect.

                  (m) ERISA. The Borrower and each of its Plans are in substantial compliance with ERISA and the Code and the Borrower has not incurred any material accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrower, and each other Person which is affiliated with the Borrower within the meaning of Section 414 of the Code, have complied in good faith with the requirements of Section 4980B of the Code. The Borrower has not incurred any material liability to the Pension Benefit Guaranty Corporation in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan of which the Pension Benefit Guaranty Corporation would guarantee the payment if such Plan were terminated, and such assets are also sufficient to provide all other benefits due under the Plan. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a material "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Borrower, or any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or
Section 4975 of the Code. The Borrower is not a participant in, nor is it obligated to make any payment to, a Multiemployer Plan.

                  (n) Compliance with Regulations T, U and X. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations T,

U and X of the Board of Governors of the Federal Reserve System, nor will it use the proceeds of any Advance of the Loans for such purpose.

                  (o) Governmental Regulation. Except as set forth in Schedule 5 or as subsequently disclosed in writing to the Administrative Agent and the Majority Lenders, the Borrower is not required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with its ownership and operation of the Systems the loss of which would result in an Event of Default under Section 8.1(k) hereof, or in connection with the execution and delivery of this Agreement or any other Loan Document. The Borrower is not required to obtain any material consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authorization in connection with the performance (other than any enforcement of remedies by the Administrative Agent and the Lenders), in accordance with their respective terms, of this Agreement or any other Loan Document, and any borrowing hereunder.

                  (p) Absence of Default. The Borrower is in compliance in all material respects with all of the provisions of its operating agreement, and no event has occurred and is continuing, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, an Event of Default.

                  (q) Accuracy and Completeness of Information. The Memorandum dated January 1999, together with all other information in writing delivered to the Lenders by the Borrower since such date and on or before the Agreement Date, taken as a whole, were, as of the Agreement Date, complete and correct in all material respects, and to the best knowledge of the Borrower, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made; provided, however, that with respect to projections and other forward looking information, it is recognized that such projections and other forward looking information are as to future events and are not to be viewed as facts and actual results during the period or periods covered may differ materially from projected results and other forward looking information.

                  (r) Solvency. As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents: (i) the property of the Borrower, at a fair valuation, will exceed its debts; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; (iii) the Borrower will not have incurred debts beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrower will be greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this

Section, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

                  (s) Investment Company Act. The Borrower is not required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

                  (t) Environmental Law. The Borrower and its Restricted Subsidiaries are in compliance with all Environmental Laws applicable to the operation of their business in all jurisdictions in which they are presently doing business, such that they will not incur or be subject to any liability or penalty thereunder which could, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect. The Borrower and its Restricted Subsidiaries do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants in violation of any Environmental Law, and there are no known conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or its Restricted Subsidiaries or tenants, which may give rise to any liabilities and costs under any Environmental Law which could reasonably be expected to have a Materially Adverse Effect.

                  (u) Year 2000 Compliance. The Borrower has initiated a review and assessment of all areas within its and each of its Restricted Subsidiaries' businesses and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Restricted Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), which is described as of the Agreement Date on Schedule 8 attached hereto. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Restricted Subsidiaries' businesses and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

         Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this

Agreement shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and at and as of the date of each Advance which increases the principal amount of the Loans outstanding, to the extent subsequently inapplicable, or to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by the Lenders, any investigation or inquiry by the Administrative Agent or any Lender, or by the making of any Advance under this Agreement.


                          ARTICLE 5 GENERAL COVENANTS

                                General Covenants

         So long as any of the Obligations is outstanding and unpaid or the Borrower shall have the right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders shall otherwise consent in writing:

         Section 5.1 Preservation of Existence and Similar Matters. The Borrower will and will cause each Restricted Subsidiary to:

                  (a) preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses and privileges in such states as required, including, without limiting the foregoing, the Licenses, all other Necessary Authorizations and the Pole Agreements, and

                  (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, in each of the foregoing instances where the failure to do so would have a Materially Adverse Effect.

         Section 5.2 Business; Compliance with Applicable Law. The Borrower will and will cause each Restricted Subsidiary to: (a) engage primarily in the business of acquiring, investing in, constructing, maintaining and operating the Systems, and managing other cable television systems, the ownership, development or provision of cable television programming, SMATV Systems, wireline or wireless telephony systems, high speed data services, internet access, digital advertisement insertion, interactive services or any other communications business (each a "Permitted Business") and (b) comply in all material respects with the requirements of all Applicable Law where the failure to so comply would have a Materially Adverse Effect.

         Section 5.3 Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all material assets used in its businesses (whether owned or held under lease) (which if sold or otherwise disposed of would require the consent of the Majority Lenders under Section 7.5 hereof), and from time to time make or cause to be made all appropriate repairs, renewals, replacements and additions thereto.

         Section 5.4 Accounting Methods and Financial Records. The Borrower will maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles consistently applied and reflecting all transactions required to be reflected by such accounting principles. The Borrower will maintain a fiscal year ending on December 31.

         Section 5.5 Insurance. The Borrower will and will cause each Restricted Subsidiary to:

                  (a) maintain insurance from responsible companies in such amounts and against such risks as are customary in the cable television business for similar cable television companies; and

                  (b) keep its assets insured at not less than replacement value by insurers on terms, in a manner and in such amounts as are customary in the cable television business against loss or damage by fire, theft, and other risks, all premiums thereon to be paid by the Borrower.

         Section 5.6 Payment of Taxes and Claims. The Borrower will, and will cause each Restricted Subsidiary to, pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, could become a Lien or charge upon any of its properties; except that no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings and for which reserves which are required under GAAP shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower shall timely file all material information returns required by federal, state or local tax authorities.

         Section 5.7 Visits and Inspections. Upon reasonable advance notice to an Authorized Officer by the Administrative Agent or the Majority Lenders, as applicable, the Borrower will permit representatives of the Administrative Agent or of any of the Lenders to (a) visit and inspect the properties of the Borrower or its Subsidiaries during normal business hours, (b) inspect and make reasonable extracts from and copies of its books and records, and (c) discuss with its principal officers and auditors its businesses, assets, liabilities, financial positions, results of operations and business prospects, in each case without interfering with their business or operations.

         Section 5.8 Payment of Indebtedness. Subject to any provisions herein or in any other Loan Document regarding subordination, and to Section 5.6 hereof, the Borrower will pay, and will cause each Restricted Subsidiary to pay, any and all of its Indebtedness when and as the same becomes due, other than amounts duly disputed in good faith, or which would not result in an Event of Default under Sections 8.1(n) or (p) hereof.

         Section 5.9 Use of Proceeds. The Borrower will use the aggregate proceeds of all Advances under the facilities (a) to refinance existing BCC LP debt (including payment of the TCI Subordinated Note) and debt to be assumed in connection with the contribution to the Borrower of additional cable systems by BCC LP pursuant to the Contribution Agreement; (b) to make Capital Expenditures;
(c) to make payments permitted under Section 7.7 hereof; (d) to make Acquisitions and Investments permitted hereunder or as otherwise consented to by the Majority Lenders; (e) for working capital or general corporate expenditures (including fees and expenses related to the transactions contemplated hereby or by the issuance of the Holdco Notes); (f) to pay the Structuring Fee and (g) as otherwise approved by the Majority Lenders.

         Section 5.10 Management. The Borrower will be managed by the Manager under the terms of the Partnership Agreement.

         Section 5.11 Interest Rate Hedging. Within ninety (90) days of Agreement Date, the Borrower shall enter into (and shall at all times thereafter maintain) one or more Interest Hedge Agreements having a notional amount aggregating not less than forty percent (40%) of the principal amount of the Loans and Holdco Notes then outstanding; provided, however, that to the extent any such Indebtedness bears interest at a fixed rate, such Indebtedness shall be deemed to be subject to an Interest Hedge Agreement solely for purposes of compliance with this Section. Such Interest Hedge Agreements covering forty percent (40%) of such Indebtedness shall provide such interest rate protection in conformity with ISDA Standards and for a weighted average period of not less than thirty-six
(36) months from the date of such Interest Rate Hedge Agreement or, if earlier, until the Facility B Maturity Date, on terms reasonably acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to such Interest Hedge Agreements. All obligations of the Borrower to the Administrative Agent or any of the Lenders pursuant to any Interest Hedge Agreement shall rank pari passu with the Obligations. The requirements of this Section 5.11 shall be satisfied by any Interest Hedge Agreement which provides for interest rate caps such that, on the date such Interest Hedge Agreement is entered into, the interest rate related thereto shall not exceed two percent (2%) per annum in excess of the Treasury rate on the date of such Interest Hedge Agreement customarily applicable to Interest Hedge Agreements of similar duration.

         Section 5.12 Covenants Regarding Formation of Subsidiaries, Investments and Acquisitions. At the time of any Acquisition (other than in respect of an Unrestricted Subsidiary), Investment or the formation of any Subsidiary of the Borrower which is not an Unrestricted Subsidiary, the Borrower shall provide (a) all documentation that is reasonably requested by the Majority Lenders with respect to such Acquisition, Investment or the formation of such Subsidiary, (b) with respect to any Restricted Subsidiary, a duly executed Subsidiary Guaranty with respect to such Restricted Subsidiary and (c) with respect to any domestic Restricted Subsidiary, stock or other equity interest pledge agreement in substantially the form of the Borrower Pledge Agreement which, (i) with respect to any domestic Restricted Subsidiary, shall pledge all of the equity interests thereof owned directly or indirectly by the Borrower as Collateral for the Obligations, and (ii) with respect to any foreign Restricted Subsidiary shall pledge sixty-five percent (65%) of the equity interests of such Restricted Subsidiary owned directly or indirectly by the Borrower. Any such document, agreement or instrument executed or issued by the Borrower or any of its Restricted Subsidiaries to the Administrative Agent and the Lenders, or any of them, pursuant to this Section 5.12 shall be a "Loan Document" for purposes of this Agreement. Further, the representations, warranties and covenants contained herein shall with respect to the Borrower shall apply, mutatis mutandis, to any Restricted Subsidiary of the Borrower.

         Section 5.13 Payment of Wages. The Borrower shall at all times comply in all material respects with the applicable requirements of the Fair Labor Standards Act, as amended.

         Section 5.14 Indemnity. The Borrower will indemnify and hold harmless the Administrative Agent, the Syndication Agent, the Documentation Agents and each of the Lenders and each of their respective employees, representatives, trustees, officers and directors from and against any and all claims, liabilities, losses, damages, actions, and demands by any party (other than taxes (which are addressed in Article 2 hereof) and other than with respect to any claims, actions or demands made by other such indemnified parties or any liabilities, losses or damages caused thereby) against the Administrative Agent, the Syndication Agent, the Documentation Agent, the Lenders, or any of them resulting from any breach or alleged breach by the Borrower of any representation or warranty made hereunder, or otherwise arising out of (i) the Commitment or the making or administration of the Loans, (ii) allegations of any participation by the Administrative Agent, the Syndication Agent, the Documentation Agent, the Lenders, or any of them in the affairs of the Borrower or that the Administrative Agent, the Syndication Agent, the Documentation Agent, the Lenders, or any of them has any joint liability with the Borrower for any reason, and (iii) any claim against the Administrative Agent, the Syndication Agent, the Documentation Agent, the Lenders, or any of them by any holder of any subordinated debt unless, with respect to any one of the above, such Person is determined to have acted or failed to act with gross negligence or willful misconduct.

         Section 5.15 Environmental Compliance. The Borrower shall, and shall cause each of its Restricted Subsidiaries to use and operate all of its facilities and assets in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all hazardous materials in material compliance with all applicable Environmental Laws, except where noncompliance with any of the foregoing could not reasonably be expected to have a Materially Adverse Effect.

         Section 5.16 Year 2000 Compliance. The Borrower will promptly notify the Administrative Agent in the event the Borrower or any of its Restricted Subsidiaries is made aware of or determines that any computer application (including those of its suppliers and vendors) that is material to the businesses and operations of the Borrower or of any of its Restricted Subsidiaries will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Materially Adverse Effect.


                        ARTICLE 6 INFORMATION COVENANTS

                              Information Covenants

         So long as any of the Obligations is outstanding and unpaid or the Borrower has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Lenders shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to the Administrative Agent and to each Lender at their respective offices:

         Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three calendar quarters in each fiscal year, the unaudited balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter, and the related unaudited statement of operations and members' equity and related unaudited statement of cash flows of the Borrower and its consolidated Subsidiaries for the elapsed portion of the year ended with the last day of such quarter, all of which shall be certified by an Authorized Signatory having responsibility for financial matters of the Borrower to be, in his/her opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position of the Borrower and its consolidated Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

         Section 6.2 Annual Financial Statements and Information; Certificate of No Default. Within one hundred (100) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries and the related audited consolidated statements of operations and related audited consolidated statements of cash flows of the Borrower and its consolidated Subsidiaries for such fiscal year and set forth in comparative form such figures as at the end of and for the previous fiscal year (except for the year ended December 31, 1998), all in reasonable detail and certified without qualification due to the scope of the audit by independent certified public accountants of recognized standing, whose opinion shall be customary in scope and substance.

         Section 6.3 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2 hereof, a certificate of an Authorized Signatory having responsibility for financial matters of the
Borrower:

                  (a) setting forth as at the end of such quarterly period or fiscal year, as the case may be, (i) the arithmetical calculations required to establish (A) any interest rate adjustment, as provided for in Section 2.3(f), and (B) whether or not the Borrower was in compliance with the requirements of Sections 7.8, 7.9, 7.10 and 7.11 hereof, (ii) the number of homes passed, basic subscribers and pay subscribers for the Systems, (iii) (A) amount of Net Proceeds received in connection with all assets sold during the twelve (12) months preceding the date of such certificate in a transaction where the Net Proceeds exceeded $10,000,000, (B) the extent to which such Net Proceeds have been reinvested and (C) the percentage of net Operating Cash Flow represented by each such asset sale (made without the consent of the Majority Lenders), and
(iv) Tax Distributions made during the immediately preceding quarter, together with the calculations with respect thereto; and

                  (b) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such period, or year, or, if a Default or Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps which have been taken and are being taken by the Borrower with respect to such Default or Event of Default.

                      Section 6.4 Copies of Other Reports.

                  (a) Promptly upon receipt thereof, copies of all material reports, if any, submitted to the Borrower by the Borrower's independent public accountants regarding the Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in
Section 6.2 hereof.

                  (b) Promptly after its preparation and in no event later than forty-five (45) days after the commencement of each of the Borrower's budget years, a copy of the annual budget, including the budget for Capital Expenditures, for the construction, operation and maintenance of the Systems and the budgeted tax schedule of the Borrower for such year.

                  (c) Promptly upon receipt thereof, copies of any notice or report regarding any License from the grantor thereof or any successor thereto regarding the Systems, or any license from the Federal Communications Commission or any successor thereto, and, promptly upon learning thereof, information regarding any actual overbuilding or the granting of another competing cable television franchise agreement in any area covered by any of the cable television Licenses which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty under Section 4.1(f) hereof.

                  (d) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the assets or the business, liabilities, financial position, projections, results of operations or business prospects of the Borrower, as the Administrative Agent or the Majority Lenders may reasonably request.

                  (e) Prior to the making of any Investment or Acquisition, a certificate setting forth a brief description of the Investment or Acquisition, all relevant information (which, if the Investment or Acquisition involves a cable television system or a SMATV System, shall include information regarding the Basic Subscribers to be acquired by the Borrower and the cable television system or SMATV System with respect to the subject Investment or Acquisition), and such additional information as the Administrative Agent or the Majority Lenders may reasonably request. For purposes of the preceding sentence,

"Basic Subscribers" shall include the Basic Subscribers being acquired in an Acquisition or an Investment.

                  (f) Audited financial statements with respect to the Contributed Assets for the period ending December 31, 1998 promptly after they become available.

              Section 6.5 Notice of Litigation and Other Matters.

         Prompt notice of the following events after the Borrower has received notice or otherwise become aware thereof:

                  (a) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator (i) against, or (ii) (to the extent known to the Borrower) in any other way relating directly and adversely to, the Borrower or any of its respective properties, assets or businesses or any License (which would be an Event of Default under Section 8.1(k) hereof) which, if such litigation had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty under Section 4.1(i) hereof;

                  (b) any event which is likely to have a Materially Adverse Effect on the Borrower and its Restricted Subsidiaries;

                  (c) any material amendment or change to any budget submitted under Section 6.4(b) hereof for the construction, operation and maintenance of the Systems;

                  (d) any Default or Event of Default or the occurrence or non-occurrence of any event (x) which constitutes, or which with the passage of time or giving of notice or both would constitute a material breach by the Borrower under any material agreement other than this Agreement to which the Borrower is party or by which its assets may be bound, and (y) which could reasonably be expected to have a Materially Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

                  (e) the occurrence of any Reportable Event or a material "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or the institution or threatened institution by the Pension Benefit Guaranty Corporation or any successor thereto of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the Trustee of any such Plan with respect to such Plan; and

                  (f) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) of this Agreement.

                          ARTICLE 7 NEGATIVE COVENANTS

                               Negative Covenants

         So long as any of the Obligations is outstanding and unpaid or the Borrower has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Lenders shall otherwise give their prior consent in writing:

         Section 7.1 Indebtedness of the Borrower. The Borrower shall not create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, and shall not permit any Restricted Subsidiary to create, assume, incur or otherwise become or remain obligated in respect of any Indebtedness for Money Borrowed except that the Borrower and its Restricted Subsidiaries may incur the following additional Indebtedness for Money Borrowed:

                  (a) Indebtedness under this Agreement and the Notes;

                  (b) Accounts payable, subscriber deposits, accrued expenses and customer advance payments incurred in the ordinary course of business;

                  (c) Capitalized Lease Obligations in an aggregate amount (together with all other Indebtedness for Money Borrowed permitted under Sections 7.1(d) and (g) hereof and all Guaranties permitted under Section 7.6(c) hereof) not in excess of $50,000,000 at any one time outstanding;

                  (d) Indebtedness secured by Permitted Liens which, with respect to Indebtedness described in clause (i) of the definition of Permitted Liens, does not exceed when added to all Indebtedness for Money Borrowed incurred pursuant to Sections 7.1(c) and (g) hereof and Guaranties permitted under Section 7.6(c) hereof, $50,000,000 at any time outstanding;

                  (e) accrued management fees and any interest thereon due to the Manager pursuant to the Partnership Agreement subject to the terms of this Agreement or other accrued or unpaid fees and interest thereon to the extent permitted to be incurred hereunder;

                  (f) Indebtedness under Interest Hedge Agreements which are entered into for purposes of hedging interest rate or currency risk and not for speculative purposes;

                  (g) other unsecured Indebtedness for Money Borrowed not to exceed in the aggregate (together with all other Indebtedness permitted under Section 7.1(c) and (d) hereof and all Guaranties permitted under Section 7.6(c) hereof) $50,000,000 at any time outstanding;

                  (h) Indebtedness between or among the Borrower or any of its Restricted Subsidiaries;

                  (i) Member Subordinated Debt;

                  (j) Indebtedness in connection with one or more standby letters of credit or performance bonds issued in the ordinary course of business or pursuant to self-insurance obligations (including but not limited to workers' compensation); and

                  (k) Indebtedness for Money Borrowed incurred or assumed in connection with the Contemplated Transactions (so long as such Indebtedness is not incurred in anticipation thereof).

         Section 7.2 Investments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make any loan or advance, or make any investment (including without limitation any Investment) or otherwise acquire for a consideration evidences of Indebtedness, capital stock or other securities of any Person (other than a Restricted Subsidiary of the Borrower), except that:

                  (a) the Borrower and its Subsidiaries may, directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within one hundred eighty (180) days from the date of the original issue thereof, and rated "P-1" or better by Moody's Investors Service, Inc., or any successor, or "A" or better by Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor, and (iii) purchase repurchase agreements, bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, any Lender or a United States national or state bank the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and having capital, surplus and undivided profits totaling more than $100,000,000 and rated "A" or better by Moody's Investors Service, Inc., or any successor, or Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor;

                  (b) so long as no Default exists or would be caused thereby, the Borrower and its Restricted Subsidiaries may make Investments (including in Unrestricted Subsidiaries) not otherwise described herein in an aggregate amount at any time outstanding (after giving effect to returns of such Investments) not to exceed $50,000,000 (when added to all other Investments permitted under Section 7.2(c) hereof);

                  (c) so long as no Default exists or would be caused thereby, the Borrower may make Investments in Unrestricted Subsidiaries which are engaged in the construction and provision of telephony services and high speed data facilities and services in an amount not to exceed in the aggregate at any time outstanding (after giving effect to returns of such Investments) the lesser of
(i) $15,000,000 and (ii) the difference between (A) $50,000,000 and (B) all other Investments, then outstanding under Section 7.2(b) and this Section 7.2(c);

                  (d) advances or loans to employees, officers and directors in the ordinary course of business in an amount which in the aggregate for all employees does not exceed at any time $1,000,000;

                  (e) promissory notes or other Indebtedness, or equity interests, which do not exceed $10,000,000 in aggregate principal amount or initial value outstanding at the time received in connection with any disposition of assets permitted under Section 7.5(b) hereof or an insolvency, compromise or other similar circumstance with respect to a customer or vendor;

                  (f) Investments permitted by Sections 7.5 and 7.6 hereof;

                  (g) any Investment in respect of the AT&T Investment; provided, however that the aggregate amount of such Investments during the term hereof (after giving effect to amounts received by the Borrower in cash from the AT&T Investment) shall not exceed $25,000,000; and

                  (h) capital contributions in and other Investments to any Restricted Subsidiary.

         Section 7.3 Limitation on Liens. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens.

         Section 7.4 Amendment and Waiver. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, enter into or permit or suffer any amendment or termination of, or agree to or accept any waiver of any material provisions of, its operating agreement (which amendment or waiver could be materially unfavorable to the Lenders).

         Section 7.5 Limitations on Mergers and Acquisitions. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to at any time:

                  (a) (i) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or (ii) sell, lease, abandon, transfer or otherwise dispose of all or any substantial part of its assets or business (other than stock or other ownership interests in any Unrestricted Subsidiary); provided, however, that so long as no Default exists or would be caused thereby, the Borrower and its Restricted Subsidiaries may without the consent of the Majority Lenders (but subject to the provisions of Section 2.7(d) hereof) sell, lease, transfer or otherwise dispose of all or any substantial part of any System (either singly or in a series of transactions) for fair market value (other than obsolete or surplus assets) which on the date of disposition individually does not contribute more than fifteen percent (15%) of the Borrower's Operating Cash Flow for the most recently completed four fiscal quarters (or Annualized Operating Cash Flow until March 31, 2000) or in the aggregate during the term hereof up to a maximum amount of disposed assets not exceeding thirty percent (30%) of the Borrower's Operating Cash Flow over the first five years of the Facilities (in each case calculated on a pro forma basis for dispositions within the first five years of the term of this Agreement) and in each case excluding from any restrictions dispositions consisting of or resulting in (1) Exchanges, (2) assets acquired in Acquisitions designated in writing to the Administrative Agent at the time of the Acquisition to be transferred pursuant to a sale or other disposition, (3) the Contemplated Transactions, (4) Net Proceeds used by the Borrower or a Restricted Subsidiary within twelve months from receipt thereof in connection with an Acquisition in accordance with Section 7.5(b) hereof or to purchase similar assets, and (5) as otherwise consented to by the Majority Lenders;

                  (b) make any Acquisition; provided, however, that so long as no Default then exists or would be caused thereby, the Borrower may without the consent of the Majority Lenders make Acquisitions (including without limitation, Contemplated Transactions); provided (i) the Borrower complies with Sections
5.12 and 6.4(e) hereof, (ii) if the Total Leverage Ratio is greater than 5.50 to
1.00 (at the time of and after giving effect to such Acquisitions), the aggregate purchase price of all such Acquisitions during the term of this Agreement does not exceed $50,000,000 (exclusive of reinvestment of Net Proceeds of any disposition, any Exchange, the purchase price of the Contemplated Transactions, the purchase price of the Contributed Assets and assumed Indebtedness in connection with permitted Acquisitions and Exchanges), and (iii) the Borrower shall certify in writing to the Administrative Agent and the Lenders prior to the making of the Acquisition (A) that the Borrower is in compliance with Sections 7.8, 7.9, 7.10, and 7.11 hereof both before and after giving effect to such Acquisition, (B) that no Default then exists or would be caused thereby, (C) the total purchase price for the Acquisition and (D) with respect to the Nebraska Acquisition only, the Borrower shall provide revised projections reflecting such

Acquisition (it being acknowledged that if the Total Leverage Ratio is equal to or less than 5.50 to 1.00 (at the time of and after giving effect to such Acquisition) the limit provided in clause (ii) shall not apply to such Acquisition);

                  (c) enter into any merger unless (i) such merger is with another entity that is in a Permitted Business, (ii) the surviving entity is a Restricted Subsidiary of the Borrower or the Borrower and (iii) such merger complies with clause (b) above; or

                  (d) create any Restricted Subsidiary except in compliance with
Section 5.12 hereof.

The Administrative Agent and each Lender agrees that, upon any disposition of a Restricted Subsidiary permitted hereunder, the Subsidiary Guaranty, the pledge of the equity interest and any pledge of notes with respect to such Restricted Subsidiary shall be deemed released automatically without any further action hereunder, and such Restricted Subsidiary shall have no obligations or liabilities under its Subsidiary Guaranty.

         Section 7.6 Limitation on Guaranties. The Borrower and the Restricted Subsidiaries shall not at any time issue any Guaranty, or assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, (b) obligations under agreements of the Borrower or a Restricted Subsidiary entered into in connection with the acquisition of services, supplies and equipment in the ordinary course of business of the Borrower or a Restricted Subsidiary, (c) Guaranties which together with all Indebtedness for Money Borrowed permitted under Sections 7.1(c), 7.1(d) and 7.1(g) hereof do not exceed $50,000,000 at any time outstanding, (d) Guaranties of Indebtedness permitted under Section 7.1 and
(e) Guaranties from Restricted Subsidiaries in favor of the Lenders.

         Section 7.7 Restricted Payments and Purchases. The Borrower shall not directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that so long as no Default or Event of Default hereunder then exists or would be caused thereby, the Borrower may make the following permitted Restricted Payments:

                  (a) on or prior to the 180th day following the close of each fiscal year of BCC LP, a Tax Distribution for the benefit of Bresnan Communications, Inc. or any of its Affiliates with respect to such fiscal year;

                  (b) (i) for each fiscal year of BCC LP ending prior to January 1, 2005, on or prior to the 180th day following the close of each such fiscal year of BCC LP in which the Borrower's Operating Cash Flow does not exceed or equal the projected "Operating Cash

Flow After Corp (EBITDA)" for such period in the Projections, Tax Distributions for the benefit of the Blackstone Funds Related Parties with respect to such fiscal year in an amount not to exceed $5,000,000 in the aggregate during the period ending January 1, 2005, (ii) for each fiscal year of BCC LP ending prior to January 1, 2005, on or prior to the 180th day following the close of each such fiscal year of BCC LP in which the Borrower's Operating Cash Flow exceeds the projected "Operating Cash Flow After Corp (EBITDA)" for such period in the Projections, without restriction thereon, a Tax Distribution for the benefit of the Blackstone Funds Related Parties with respect to such fiscal year, and (iii) thereafter, on or prior to the 180th day following the close of each fiscal year of BCC LP, a Tax Distribution for the benefit of the Blackstone Funds Related Parties with respect to such fiscal year;

                  (c) distributions to Holdco for the purpose of making interest payments in respect of the Holdco Notes and in respect of other Indebtedness for Money Borrowed incurred by Holdco or BCC LP which incurrence did not result in an Event of Default under Section 8.1(o);

                  (d) so long as the Total Leverage Ratio shall have been less than 5.50 to 1.00 for the two (2) consecutive fiscal quarters immediately preceding the distribution date (and on the distribution date after giving effect to any Advance made with respect to such distribution), a single distribution in an amount not to exceed twenty-five percent (25%) of the Excess Cash Flow for the immediately preceding fiscal year;

                  (e) distributions in respect of payments of monitoring fees as set forth in the Partnership Agreement in an amount not to exceed $550,000 per calendar year;

                  (f) distributions in respect of management fees to be paid pursuant to the Partnership Agreement; provided, however, that the aggregate amount of such management fees does not exceed three percent (3%) of the gross revenues of the Borrower in any fiscal year, and, provided, further, that for purposes hereof, management fees shall not include operating expenses (as determined in accordance with GAAP), which shall not be subject to the restrictions of this Section;

                  (g) repayments of, or distributions to pay, principal or interest on Member Subordinated Debt so long as (i) the Total Leverage Ratio (before and after giving effect to such repayment) is less than or equal to 5.50 to 1.00 and (ii) such Member Subordinated Debt has been outstanding for not less than two (2) full calendar quarters;

                  (h) Restricted Payments contemplated to be made on or in connection with the Agreement Date and thereafter with respect to the purchase price of the Contributed Assets and payment of the Structuring Fee;

                  (i) distributions to cover the ordinary course expenses of Holdco and BCC LP not to exceed $1,000,000 per calendar year;

                  (j) distributions in respect of payments of up to $5,000,000 in the aggregate during the term hereof in respect of the redemption of management participation units; and

                  (k) for purposes of clarification and subject to Section 7.2(g) hereof, Restricted Payments in respect of the AT&T Investment.

         Section 7.8 Senior Leverage Ratio. The Borrower shall not permit at any time, tested on the last day of each calendar quarter and on the date of each Advance which increases the principal amount of the Loans outstanding, the ratio of (i) Funded Debt to (ii) Annualized Operating Cash Flow for the quarter end being tested or the most recently completed quarter as applicable, to exceed the ratios set forth below during the following periods:

                           Period                                       Ratio
                           ------                                       -----
         Agreement Date through December 31, 1999                     5.75:1.00

         From January 1, 2000 through September 30, 2000              5.50:1.00

         From October 1, 2000 through March 31, 2001                  5.00:1.00

         From April 1, 2001 through September 30, 2001                4.75:1.00

         From October 1, 2001 through March 31, 2002                  4.50:1.00

         From April 1, 2002 through September 30, 2002                4.25:1.00

         From October 1, 2002 and thereafter                          4.00:1.00

         Section 7.9 Total Leverage Ratio. The Borrower shall not permit the Total Leverage Ratio at any time, tested on the last day of each calendar quarter and on the date of each Advance which increases the principal amount of the Loans outstanding, to exceed the following ratios set forth below during the following periods:

                         Period                                        Ratio
                         ------                                        -----
         From Agreement Date through March 31, 2000                  7.00:1.00

         From April 1, 2000 through September 30, 2000               6.75:1.00

         From October 1, 2000 through March 31, 2001                 6.50:1.00

         From April 1, 2001 through September 30, 2001               6.00:1.00

         From October 1, 2001 through March 31, 2002                 5.50:1.00

         From April 1, 2002 and thereafter                           5.00:1.00

         Section 7.10 Annualized Operating Cash Flow to Debt Service Requirements Ratio. As of the end of any calendar quarter, the Borrower shall not permit the ratio of (a) its Annualized Operating Cash Flow for the calendar quarter being tested to (b) Debt Service Requirements for the four (4) calendar quarters immediately succeeding the calculation date to be less than 1.25:1.00.

         Section 7.11 Operating Cash Flow to Interest Expense. As of the end of each calendar quarter, the Borrower shall not permit the ratio of (a) Operating Cash Flow for the Borrower to (b) Interest Expense of the Borrower (measured, in each case, on a trailing twelve (12) month basis unless otherwise defined; provided, however, that for all periods prior to March 31, 2000, Operating Cash Flow in clause (a) hereof shall be replaced by Annualized Operating Cash Flow, and thereafter on a trailing twelve (12) month basis) of not less than:

                                Period                                             Ratio
                                ------                                             -----
                  Agreement Date through June 30, 2001                         1.50:1.00

                  From July 1, 2001 through June 30, 2002                      1.75:1.00

                  From July 1, 2002 and thereafter                             2.00:1.00

         Section 7.12 Affiliate Transactions. Except for transactions between or among the Borrower or any Restricted Subsidiary and except as contemplated by the Contribution Agreement, the Partnership Agreement or in connection with the transactions expressly contemplated hereby, the Borrower shall not at any time engage in any transaction with an Affiliate of the Borrower, nor make an assignment or other transfer of any of its assets to any Affiliate of the Borrower, on terms less advantageous to the Borrower than would be the case if such transaction had been effected with a non-Affiliate other than (i) employee loans and the purchase of a split dollar life insurance policy on the life of William Bresnan for the benefit of his heirs, (ii) Member Subordinated Debt and
(iii) transactions permitted by Section 7.2, 7.5, 7.6 and 7.7.

         Section 7.13 Limitation on Leases. The Borrower shall not make or become obligated to make any payment in respect of any obligation as lessee under a lease except payments under leases to be used in connection with the operation of the Systems, and non-system related leases which, when aggregated with all other payments under such non-System related leases by the Borrower would not exceed in the aggregate for the Borrower during any one fiscal year of the Borrower, $5,000,000. For purposes of the preceding sentence, the term "lease" shall not include Pole Agreements.

         Section 7.14 ERISA Liabilities. The Borrower shall not permit the assets of any of its Plans to be less than the amount necessary to provide all accrued benefits under such Plans. The Borrower shall not without the prior written consent of the Majority Lenders, become a participant in any Multiemployer Plan.

         Section 7.15 Limitation on Capital Expenditures. So long as on the date of incurrence thereof the Total Leverage Ratio is greater than or equal to 5.50 to 1.00, the Borrower shall not permit the aggregate amount of its Capital Expenditures in any period set forth below to exceed as of the end of such period the sum of (a) the limit for such period as set forth below plus (b) any unexpended portion of the Capital Expenditure limit set forth below for the immediately preceding period (it being acknowledged that if the Total Leverage Ratio is less than 5.50 to 1.0 on the date of incurrence of the applicable Capital Expenditure there are no restrictions thereon):

         I.       If the Nebraska Acquisition Does Not Close:

                                                    Annual
                           Year                      Limit
                           ----                      -----
                  1999                             $125,000,000

                  2000                             $ 95,000,000

                  2001                             $ 60,000,000

                  2002 and thereafter              $ 50,000,000

         II.      If the Nebraska Acquisition Does Close:

                                                           Annual
                           Year                             Limit
                           ----                             -----
                  1999                                   $135,000,000

                  2000                                   $100,000,000

                  2001                                   $ 65,000,000

                  2002 and thereafter                    $ 55,000,000


                               ARTICLE 8 DEFAULT

                                     Default

         Section 8.1

                  Events of Default.

     Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                  (a) Any representation or warranty made under this Agreement shall prove incorrect or misleading in any material respect when made;

                  (b) The Borrower shall default in the payment of (i) any principal under the Notes when due, or (ii) any interest under the Notes or any fees or other amounts payable to the Lenders and the Administrative Agent under any of the Loan Documents, when due, and, as to clause (ii) hereof, such Default shall not be cured by payment in full within five (5) Business Days from the date such payment of interest or fees or other amounts became due by payment of such late amount;

                  (c) The Borrower shall default in the performance or observance of any agreement or covenant contained in Sections 7.7, 7.8, 7.9, 7.10, 7.11 or 7.15 hereof;

                  (d) The Borrower shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured to the Majority Lenders' reasonable satisfaction within a period of thirty (30) days from the date of notice by the Administrative Agent to the Borrower of such default;

                  (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement), which shall not be cured to the Majority Lenders' satisfaction within a period of thirty (30) days from the date of notice by the Administrative Agent to the Borrower of such default or breach;

                  (f) There shall be entered a decree or order by a court having jurisdiction in the premises constituting an order for relief in respect of the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP or an involuntary petition or case is filed or commenced against the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP, and a temporary stay entered and any such decree or order shall continue unstayed and in effect for a period of forty-five (45) consecutive days;

                  (g) The Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP or of any substantial part of their respective properties, or the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP shall fail generally to pay its debts as they become due, or admit in writing its inability to pay its debts as they become due, or the Borrower, any Restricted Subsidiary of the Borrower, Holdco or BCC LP shall authorize any such action;

                  (h) A final judgment shall be entered by any court against the Borrower or any Restricted Subsidiary of the Borrower for the payment of money which exceeds $15,000,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any Restricted Subsidiary of the Borrower which, together with all other such property of the Borrower or any Restricted Subsidiary of the Borrower subject to other such process, exceeds in value $15,000,000 in the aggregate, and if within sixty (60) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or vacated, discharged, bonded or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

                  (i) There shall be (i) at the end of any plan year any material "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Borrower or any trust created thereunder or (ii) a failure to timely pay the full amount of all "required installments" (as defined in Section 412 of the Code) for any plan year; or a trustee shall be appointed by a United States District Court to administer any such Plan; or the Pension Benefit Guaranty Corporation or any successor thereto shall institute proceedings to terminate any such Plan; or the Borrower shall incur any material liability to the Pension Benefit Guaranty Corporation or any successor thereto in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Borrower shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code; or the Borrower shall enter into a Multiemployer Plan without the prior written consent of the Lenders and the result of all of the foregoing could reasonably be expected to have a Materially Adverse Effect;

                  (j) The Manager shall cease providing management to the Borrower;

                  (k) Any License shall be revoked and such revocation shall not be waived or stayed; or there shall occur a material default by the Borrower or any Restricted Subsidiary of the Borrower under any License which shall not have been waived or cured within forty-five (45) days of the occurrence thereof; or any proceedings shall in any way be brought to challenge (and shall continue uncontested for a period of sixty (60) days), the validity or enforceability of any License; or proceedings for the renewal of any License shall not be commenced at least one year prior to the expiration of such License; or any License shall expire due to termination, nonrenewal or for any other reason; in any instance where such License, together with other Licenses referred to in this Section 8.1(k), results in the loss of (i) ten percent (10%) or more of the Annualized Operating Cash Flow of the Borrower for the one-year period immediately preceding such termination or non-renewal or (ii) when aggregated with all prior Licenses which have been lost for such period, twenty-five percent (25%) or more of the Operating Cash Flow of the Borrower for the preceding five (5) year period immediately preceding such termination or non-renewal, calculated on a pro forma basis if applicable during the first five years of the term hereof unless in either case such Operating Cash Flow is substantially contemporaneously replaced by new Systems and assets;

                  (l) Any Security Document shall for any reason, fail or cease (except by reason of lapse of time or failure to file a financing statement or continuation statement or any action or inaction of the secured party) to create a valid and perfected and first-priority Lien on or Security Interest in any material portion of the Collateral purported to be covered thereby, subject only to Permitted Liens;

                  (m) There shall occur any material default under any Interest Hedge Agreement in respect of which the counterparty thereto has demanded net payments of $15,000,000 or more;

                  (n) There shall occur any (i) default under any agreement or instrument evidencing Indebtedness for Money Borrowed of the Borrower having a principal amount of $15,000,000 or more the result of which is to accelerate such Indebtedness for Money Borrowed or (ii) default in the payment when due of $5,000,000 or more of any Indebtedness for Money Borrowed of the Borrower;

                  (o) (i) at any time when the Total Leverage Ratio as of the end of the most recent quarter is greater than 5.50 to 1.00, Holdco or BCC LP shall incur or assume any Indebtedness for Money Borrowed other than (A) the Holdco Notes and Member Subordinated Debt and (B) other Indebtedness for Money Borrowed incurred or assumed and with respect to which (1) no Default or Event of Default then exists or would be caused thereby, (2) the Borrower provides to the Administrative Agent and the Lenders a certificate demonstrating pro forma compliance (after giving effect to such Indebtedness) with Sections 7.8, 7.9,
7.10 and 7.11 hereof through the Facility B Maturity Date, (3) the net proceeds thereof are applied to the prepayment of the Term Loans and reduction of the Revolving

Loan Commitment (on a pro rata basis and pro rata across maturities) including the Incremental Facility unless otherwise agreed by the Incremental Facility Lenders, until the Total Leverage Ratio is not more than 5.50 to 1.00, (4) the financial covenants are not more restrictive than those set forth herein and the other terms and conditions thereof (taken as a whole) are not materially more restrictive than those set forth in this Agreement, and (5) such Indebtedness has a final maturity date no earlier than the sixth month after the Facility B Term Loan Maturity Date, or (ii) if at any time when the Total Leverage Ratio is less than or equal to 5.50 to 1.00, Holdco or BCC LP shall incur or assume Indebtedness for Money Borrowed other than (A) the Holdco Notes and Member Subordinated Debt, (B) any Indebtedness incurred in compliance with clause (i) above, and (C) other Indebtedness for Money Borrowed incurred or assumed and with respect to which (1) no Default or Event of Default then exists or would be caused thereby, (2) interest on such Indebtedness is payable only in kind or will accrete or accrue without payment for all periods prior to the fifth anniversary of the Agreement Date, (3) the financial covenants are not more restrictive than those set forth herein and the other terms and conditions thereof (taken as a whole) are not materially more restrictive than those set forth in this Agreement and (4) such Indebtedness has a final maturity date no earlier than the sixth month following the Facility B Maturity Date;

                  (p) There shall occur any default which entitles the holders to accelerate the maturity thereof under any agreement or instrument evidencing Indebtedness for Money Borrowed of Holdco or BCC LP having an aggregate principal amount in excess of $15,000,000;

                  (q) There shall occur any Change of Control; or

                  (r) The Partnership Agreement shall be amended or modified in any manner which would be materially unfavorable to the Lenders (provided that revisions to the projections described therein and amendments of the Partnership Agreement related to such projections shall not be considered to be materially unfavorable to the Lenders) or BCC LP shall change its fiscal year end.

         Section 8.2 Remedies. If an Event of Default shall have occurred and shall be continuing:

                  (a) With the exception of an Event of Default specified in
Section 8.1(f) or (g) hereof with respect to the Borrower, the Administrative Agent, at the request of the Majority Lenders, shall by notice to the Borrower declare the principal of and interest on the Loans and the Notes and all other amounts owed under this Agreement, the Notes and each of the other Loan Documents to be forthwith due and payable without presentment, demand or protest of any kind, all of which are hereby expressly waived, anything in this Agreement or the Notes to the contrary notwithstanding, and the Commitments shall thereupon forthwith terminate.

                  (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or Section 8.1(g) with respect to the Borrower, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the Commitments of the Lenders shall forthwith terminate, all without any action by the Administrative Agent or the Lenders or the Majority Lenders or the holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Notes to the contrary notwithstanding.

                  (c) The Administrative Agent on behalf of the Lenders may exercise all of the post-default rights granted to it or them under the Loan Documents or under Applicable Law.

                  (d) The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.


                         ARTICLE 9 ADMINISTRATIVE AGENT

                              Administrative Agent

         Section 9.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Loans and in its Note (other than a holder of a participation in its Loan) irrevocably to appoint and authorize, the Administrative Agent to take such actions as agent on its behalf and to exercise such powers hereunder as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

         Section 9.2 Interest Lender Holders. The Administrative Agent and the Borrower may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent under this Section, as the holder of all of the interests of such Lender in its Loans and in its Note until written notice of transfer in accordance with this Agreement, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

         Section 9.3 Consultation with Counsel. The Administrative Agent may consult with such legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in accordance with the advice or opinion of such counsel.

         Section 9.4 Documents. The Administrative Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

         Section 9.5 Administrative Agent and Affiliates. With respect to its Commitment (and, if applicable, its Incremental Facility Commitment) and the Loans made by it, the Lender which is affiliated with the Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not affiliated with the Administrative Agent, and the Administrative Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, or any Affiliates of, or Persons doing business with, the Borrower, as if it were not affiliated with a Lender hereunder and without any obligation to account therefor. The Lenders acknowledge that the Lender which is affiliated with the Administrative Agent has extended credit facilities to Affiliates, and may in the future extend additional credit facilities to other Affiliates.

         Section 9.6 Responsibility of the Administrative Agent. The duties and obligations of the Administrative Agent under this Agreement are only those expressly set forth in this Agreement. The Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless the Administrative Agent has actual knowledge, or has been notified by the Borrower, of such fact, or has been notified by a Lender that such Lender considers that a Default or an Event of Default has occurred and is continuing, and such Lender shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct.

         Section 9.7 Security Documents. The Administrative Agent is hereby authorized to act on behalf of the Lenders, in its own capacity and through other agents and sub-agents appointed by it, under the Security Documents.

         Section 9.8 Action by Administrative Agent.

                  (a) The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Lenders or Lenders, as the case may be, to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that the Administrative Agent shall not exercise any rights under
Section 8.2(a) of this Agreement without the request of the Majority Lenders. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct.

                  (b) The Administrative Agent shall not be liable to the Lenders or to any Lender in acting or refraining from acting under this Agreement in accordance with the instructions of the Majority Lenders (or as provided in Section 11.13 hereof, all Lenders) and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders.

         Section 9.9 Notice of Default or Event of Default. In the event that the Administrative Agent shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent shall promptly notify the Lenders and shall take such action and assert such rights under this Agreement as the Majority Lenders shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Lenders shall fail for ten
(10) days after receipt of the notice of any Default or Event of Default to request the Administrative Agent to take action or to assert rights under this Agreement in respect of such Default or Event of Default, or shall request inconsistent action, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Lenders, except that, if the Majority Lenders have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.

         Section 9.10 Responsibility Disclaimed. The Administrative Agent shall be under no liability or responsibility whatsoever as Administrative Agent:

                  (a) To the Borrower or any other person or entity as a consequence of any failure or delay in performance by or any breach by, any Lender or Lenders of any of its or their obligations under this Agreement;

                  (b) To any Lender or Lenders, as a consequence of any failure or delay in performance by, or any breach by, the Borrower of any of its obligations under this Agreement or the Notes or any other Loan Document; or

                  (c) To any Lender or Lenders, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document, or any other document contemplated by this Agreement.

         Section 9.11 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) pro rata according to their respective Commitment Ratios and Incremental Facility Commitment Ratios, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent.

         Section 9.12 Credit Decision. Each Lender represents and warrants to each other and to the Administrative Agent that:

                  (a) In making its decision to enter into this Agreement and to make its Advances it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower and that it has made an independent credit judgment, and that it has not relied upon information provided by the Administrative Agent; and

                  (b) So long as any portion of the Loans remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower.

     Section 9.13 Successor Administrative Agents. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, and may be removed at any time for cause by the Majority Lenders or, at any time when the Administrative Agent hold no Loans hereunder, without cause by the Borrower or the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent which, prior to an Event of Default, is reasonably satisfactory to the Borrower. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within ten (10) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be any Lender or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000 which, prior to an Event of Default, is reasonably satisfactory to the Borrower. Such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.


           ARTICLE 10 CHANGE IN CIRCUMSTANCES AFFECTING LIBOR ADVANCES


                             Change in Circumstances
                            Affecting LIBOR Advances

     Section 10.1 LIBOR Basis Determination Inadequate or Unfair. If with respect to any proposed LIBOR Advance for any Interest Period, the Majority Lenders determine that deposits in dollars (in the applicable amount) are not being offered in the London Interbank Market for such Interest Period, such Lenders shall forthwith give notice thereof to the Borrower, the Administrative Agent, and the other Lenders, whereupon until the circumstances giving rise to such situation no longer exist (at which time such Lenders shall provide notice thereof to the Borrower, the Administrative Agent, and the other Lenders), the obligations of the Lenders to make LIBOR Advances shall be suspended.

     Section 10.2 Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender to make, maintain or fund its LIBOR Advances and such Lender shall promptly so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise materially disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, each LIBOR Advance of such Lender, together with accrued interest thereon, either (a) on the last day of the then current Interest Period applicable to such LIBOR Advance if such Lender may lawfully continue to maintain and fund such LIBOR Advance to such day or (b) immediately, if such Lender may not lawfully continue to fund and maintain such LIBOR Advance to such day, shall automatically without further action by any party convert into a Prime Rate Advance from such Lender in an amount such that the outstanding principal amount of the Note held by such Lender shall be equal to the sum of (x) the outstanding principal amount of such
Note immediately prior to such repayment, plus (y) accrued interest thereon together with any extra costs (other than penalties incurred as a result of such Lender's gross negligence or willful misconduct) required to be paid under
Section 2.10 hereof or this Article 10.

     Section 10.3 Effect On Other Advances. If notice has been given pursuant to
Section 10.1 or 10.2 suspending the obligation of the Lenders to make any LIBOR Advance, or requiring LIBOR Advances of the Lenders to be repaid or prepaid, then, unless and until the Majority Lenders notify the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by the Lenders as LIBOR Advances shall be made instead as Prime Rate Advances.

                            ARTICLE 11 MISCELLANEOUS

                                  Miscellaneous

     Section 11.1 Notices

                  (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given when received in the mail, designated as certified mail, return receipt requested, post-prepaid, or when entrusted to a reputable commercial overnight delivery service, or sent out by telecopier (and confirmed as received) addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1. All notices and other communications under this Agreement shall be given to the parties hereto (including any assignee permitted under Section 11.6(b) hereof) at the following addresses or at addresses provided pursuant to Section 11.1(b):

                   (i)     If to the Borrower, to it at:

                           Bresnan Telecommunications Company LLC
                           709 Westchester Avenue
                           White Plains, New York 10604
                           Attention:    Jeffrey S. DeMond, Claudia J. Chifos,
                                         Eric D. Cunningham
                                         and
                                         Legal Department
                                         Attention: Robert Bresnan, Esq.

                                   with a copy to:

                           Paul, Hastings, Janofsky & Walker, LLP
                           399 Park Avenue, Thirty-First Floor
                           New York, New York  10022
                           Attention:       John P. Howitt, Esq.


                  (ii)     If to the Administrative Agent, to it at:

                           Toronto Dominion (Texas), Inc.
                           909 Fannin, Suite 1700
                           Houston, Texas  77010
                           Attention:  Manager, Agency
                                            with copies to:

                                    TD Securities (USA) Inc.
                                    31 West 52nd Street
                                    New York, New York 10019-6101
                                    Attention:  Ms. Amy Josephson

                                            and

                                    Powell, Goldstein, Frazer & Murphy LLP
                                    191 Peachtree Street, N.E., Sixteenth Floor
                                    Atlanta, Georgia  30303
                                    Attention:  Douglas S. Gosden, Esq.

          (iii) If to the Lenders, to them at the addresses set forth on
     Schedule 10 attached hereto:

     Copies shall be provided to persons other than parties hereto only in the case of notices under Section 8.2 hereof.

                  (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

     Section 11.2 Expenses. The Borrower will promptly pay:


                  (a) all reasonable out-of-pocket expenses of the Administrative Agent and the Syndication Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of any Advances hereunder whether or not the Advances are made, including, but not limited to, the reasonable fees and disbursements of Powell, Goldstein, Frazer & Murphy, special counsel for the Administrative Agent (but no other counsel).

                  (b) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement or the other Loan Documents, the restructuring, refinancing, and "work out" of such transactions, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lenders relating to this Agreement or the other Loan Documents, including, but not limited to, the reasonable fees and disbursements of Powell, Goldstein, Frazer & Murphy, or other special counsel for the Administrative Agent (but no other counsel); and

                  (c) all costs and out-of-pocket expenses of the Lenders of obtaining performance after an Event of Default under this Agreement or the other Loan Documents; and all costs and out-of-pocket expenses of the Lenders of collection if Default is made in the payment of the Notes, and the Notes are accelerated, which shall include the reasonable fees and expenses of special counsel for the Administrative Agent and the reasonable legal fees and expenses and administrative fees for each Lender.

     Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or the Majority Lenders or the Lenders in exercising any right shall operate as a waiver of such right. The Administrative Agent and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance. In the event the Lenders decide to fund a request for an Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further requests for Advances or preclude the Lenders from exercising any rights available to the Lenders under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders or by the Majority Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of this Agreement in the future. Any such actions shall not in any way affect the ability of the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Lenders are party, relating to the Borrower.

     Section 11.4 Determination by Administrative Agent Conclusive and Binding. Any determination required or expressly permitted to be made by the Administrative Agent under this Agreement shall be made by the Administrative Agent reasonably and in good faith and, when made, shall, absent manifest error, be conclusive and binding on all parties.

     Section 11.5 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default under Section 8.1(b) hereof, the Lenders and any subsequent holder or holders of the Notes are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by the Lenders or such holder to or for the credit or the account of the Borrower, against and on account of the obligations and liabilities of the Borrower then due and payable to the Lenders or such holder under this Agreement, the Notes and each other Loan Document, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Loan Document, irrespective of whether or not (a) the Lenders or the holder of the Notes shall have made any demand hereunder and under the other Loan Documents or (b) the Lenders shall have declared the principal of and interest on the Loans and Notes and other amounts due hereunder and under the other Loan Documents to be due and payable as permitted by Section 8.2 and although such obligations and liabilities or any of them, shall be contingent or unmatured. Any sums obtained by any Lender or by any subsequent holder of the Notes shall be subject to the pro rata treatment provisions of Section 2.11 hereof. Upon direction by the Administrative Agent with the consent of the Majority Lenders, each Lender holding deposits of the Borrower shall exercise its set-off rights as so directed.

     Section 11.6 Assignment.


                  (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the Notes, the Incremental Facility Notes or any other Loan Documents without the prior written consent of the Lenders.

                  (b) Each Lender may at any time (i) sell, assign, transfer or otherwise dispose of any part or all of its loans and commitments under the Facilities, in the minimum amount of $5,000,000 per sale or assignment (unless otherwise consented to by the Administrative Agent and the Borrower or unless such Lender is holding less than $5,000,000 in Loans or Commitments and is selling or assigning 100% of its interest therein), or (ii) without the consent of the Borrower or the Administrative Agent, sell a participation in or assign up to one hundred percent (100%) of its interest to (A) one or more Affiliates of such Lender (in the case of any Lender which is a fund, an Affiliate shall include, (1) the investment advisor thereof and (2) any other fund having the same investment advisor) or any other Lender, (B) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank (no such assignment or participation shall relieve such Lender from its obligations hereunder) and (C) in the case of any Lender that is a fund that invests in bank loans, such Lender may pledge all or any portion of its Loans and Notes to any trustee for, or any other representative of, holders of obligations owed, by such fund, as security for such obligations; provided that any foreclosure or similar action by such trustee or representatives shall be subject to the provisions of this Section concerning assignments (including, without limitation, all of the requirements of Section 11.6(b)(1); provided, however that all participations, sales, assignments and transfers pursuant to
Section 11.6(b)(i) hereof shall be subject to each of the following:

                  (1) As to assignments only,

                           (A) No assignment shall be issued or sold without the consent of the Administrative Agent and the Borrower (except that the Borrower's consent is not required during the continuance of an Event of Default), which consents shall not be unreasonably withheld or delayed.

                           (B) Any Person purchasing an assignment of the Loans from any Lender shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof).

                           (C) The Borrower, the Lenders and the Administrative Agent agree that assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights and shall be made pursuant to an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit O.

                           (D) The amount, terms and conditions of any assignments shall be as set forth in the Assignment and Assumption Agreement between the assigning Lender and the Person purchasing such assignment, and neither the Borrower, the Administrative Agent nor any other Lender shall have any responsibility or obligations with respect thereto, or to any Person to whom any such assignment may be issued, other than as set forth in the form of Assignment and Assumption Agreement attached hereto as Exhibit O. Assignees shall, however, be entitled to the benefits of Section 2.10 hereof to the same extent as the Lenders hereunder.

                           (E) Each Lender agrees to provide the Administrative Agent and the Borrower with prompt written notice of any issuance of assignments of its interests hereunder.

                           (F) An assignment fee of $3,500.00 shall be due and payable to the Administrative Agent by the assigning or assignee Lender (as such Persons may agree) at the time of the assignment.

                           (G) No assignment shall give rise to, on the date of such assignment (or with respect to any prior period), taxes or increased costs payable by the Borrower under Sections 2.9, 2.10, 2.13,
         10.2 or 10.3 hereof or otherwise increase any obligation of the Borrower hereunder or expose the Borrower to any additional liability.

                           (H) In connection with any proposed assignment hereunder, the Lenders may disclose, on a confidential basis only, information about the

         Borrower to prospective assignees.

                           (I) Each Person organized in a jurisdiction outside the United States purchasing an assignment shall provide to the Borrower the form described in clause (e) of Section 2.9 hereof.

                  (2) As to participations only,

                           (A) Any Person purchasing a participation of the Loans and the Incremental Facility Loans from any Lender shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof).

                           (B) Each Lender agrees that (x) no participation agreement permitted hereunder shall confer any rights under this Agreement or under any other Loan Document to any purchaser thereof,
         (y) no Person to which a participation is issued shall have any right to exercise or enforce any rights under this Agreement or under any other Loan Document, and (z) any participation agreement permitted hereunder shall (A) expressly provide that the issuer thereof will at all times retain the right to vote or take any other actions with respect to its interests hereunder for the full Commitment Ratio and Incremental Facility Commitment Ratio assigned to such issuing Lender hereunder, both before and after the occurrence of any Default, (B) expressly reserve the unqualified right of such Lender to repurchase the participant's share of the Loans at par at any time, and the right of the Borrower to repay in full the amount of the issuing Lender's Note hereunder in the event the participant fails to cooperate with the Borrower, the Administrative Agent and the Lenders with respect to those issues described in Section 11.6(b)(2)(C) hereof and (C) contain an express representation by the participant that it is purchasing such participation for its own account and not as agent or trustee for any Plan or trust.

                           (C) The participation agreement may also provide that the issuing Lender will not, without the consent of the participant to the extent of its participation, agree to any modification, amendment or waiver of this Agreement which would (A) reduce (other than by repayment or prepayment) the principal of, or any scheduled payment of principal of or interest on, the Loans, (B) change the terms for the payments of fees hereunder and (C) release any Collateral.

                           (D) The amount, terms and conditions of any participations shall be as set forth in the participation agreement between the issuing Lender and the Person purchasing such participation, and neither the Borrower, the Administrative Agent nor any other Lender shall have any responsibility or obligations with respect thereto. Participants shall, however, be entitled to the benefits of Section 2.10 hereof to the same extent as the applicable selling Lenders hereunder, but no participation shall give rise to taxes or to costs payable by the Borrower under
         Section 2.9 or 2.13 or 10.2 hereof except those assessed by the participating Lender as if such participation had not occurred.

                           (E) No participation shall relieve any issuing Lender from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted.

                           (F) In connection with any proposed participation hereunder, the Lenders may disclose, on a confidential basis only, information about the Borrower to prospective participants.

                  (c) In the event that any Lender shall seek compensation from the Borrower for increased costs pursuant to Section 2.9 or 2.13 hereof, or shall fail or refuse to fund its pro rata portion of any Advance at any time when the Borrower is not in Default or shall fail to fund LIBOR Advances pursuant to Section 10.1 or 10.2 hereof, so long as no Default shall have occurred and shall be continuing, the Borrower may, at any time within 180 days after such Lender's request for payment under Section 2.9 or 2.13 hereof or such Lender's failure or refusal to fund its portion of such an Advance or LIBOR Advance (as applicable), arrange for the purchase of such Lender's interests in the Loans and the Incremental Facility Loans and the Commitment and the Incremental Facility Commitment by another third party financial institution reasonably acceptable to the Administrative Agent. Such purchase shall be effected by means of an Assignment and Assumption Agreement substantially in the form of Exhibit O attached hereto. The purchase price for the interests being purchased shall be the outstanding principal balance of such Lender's Loans and Incremental Facility Loans then outstanding, plus any accrued interest and fees then due and payable to such Lender hereunder or under any other Loan Document. The Borrower shall pay (or cause the assignee to pay) any assignment fee payable to the Administrative Agent in connection therewith.

                  (d) Except as specifically set forth in Section 11.6(b) and
(c) hereof, nothing in this Agreement and the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement and the Notes.

                  (e) The Administrative Agent, acting, for this purpose only, as agent of the Borrower shall maintain, at no extra charge or cost to the Borrower, a register (the "Register") at the address to which notices to the Administrative Agent are to be sent under Section 11.1 hereof on which Register the Administrative Agent shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or, upon the request of the registered owner, for which a Registered Note has been requested. A Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register. Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the other provisions of this Section 11.6 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than the aggregate principal amount of such Registered Notes is thereby transferred, the assignor or transferor. Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

                  (f) The Register shall be available for inspection by the Borrower and any Lender at any reasonable time during the Administrative Agent's regular business hours upon reasonable prior notice.

         Section 11.7 Accounting Principles. Accounting terms used herein without definition shall be used as defined under GAAP.

         Section 11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 11.9 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the law of the State of New York without regard to principles of conflicts of law.

         Section 11.10 Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11.11 Interest and Charges.

                  (a) The Borrower and the Lenders hereby agree that (i) the only charge imposed by the Lenders upon the Borrower for the use of money in connection with the Loan is and shall be the fees and the interest expressed herein and in the Loan Documents; and (ii) all other charges imposed by the Administrative Agent or the Lenders upon the Borrower in connection with the Loans, including without limitation, any commitment fees, default and late charges, prepayment fees, and charges for taxes and reserve requirements, are and shall be deemed to be charges made to compensate the Administrative Agent and the Lenders for administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by the Administrative Agent and the Lenders in connection with the Loans, and shall under no circumstances be deemed to be charges for the use of money.

                  (b) In no event shall the amount of interest or fees due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

         Section 11.12 Headings. Headings used in this Agreement and in the Index hereto are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         Section 11.13 Amendment and Waiver. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Majority Lenders and by the Borrower, except in connection with the Incremental Facility (which requires no consent) and in the event of (a) any reduction in a scheduled payment of principal, interest or fees due hereunder (other than the waiver of charging interest at the Default Rate), (b) any postponement of the timing of scheduled payments of principal, interest or fees hereunder to any Lender, (c) any waiver of any Default due to the Borrower's failure to pay any principal, interest or fees when scheduled to be due hereunder to any Lender, (d) any amendment of this
Section 11.13 or of the definition of Majority Lenders, (e) any release of Collateral or guarantees (other than the BCC LP Guaranty or the Bresnan Assumption Agreement), (f) any changes in the several nature of the obligations of the Lenders, or (g) any change to the provisions of Section 2.11 hereof which provide for payments to be distributed to the Lenders on a pro rata basis, any amendment or waiver may be made only by an instrument in writing signed by the Administrative Agent and all the Lenders and by the Borrower. No Lender's Commitment hereunder may be increased without the written consent of such Lender.

         Section 11.14 Survival. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Borrower set forth in Sections 2.10, 2.13 and 5.14 shall survive the repayment of the Loans and the Notes and the termination of this Agreement.

         Section 11.15 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein embody the entire Agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

         Section 11.16 Obligations Several. The obligations of the Administrative Agent and each of the Lenders hereunder are several, not joint.

         Section 11.17 Confidentiality. Each Lender and the Administrative Agent agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to it by the Borrower, or by the Administrative Agent on the Borrower's behalf, and neither such Lender, the Administrative Agent nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of the Loan Documents or in connection with other business now or hereafter existing or contemplated with the Borrower; except to the extent such information: (i) was or becomes generally available to the public other than as a result of disclosure by either the Administrative Agent or such Lender, (ii) was or becomes available on a non-confidential basis from a source other than the Borrower; provided that such source is not bound by a confidentiality agreement with the Borrower known to such Lender or the Administrative Agent, (iii) was in any such Lender's or the Administrative Agent's possession free of any obligation or confidence at the time of its receipt of such information, (iv) is developed by any such Lender or the Administrative Agent independently of and without reference to any confidential information, (v) is identified by the Borrower or the Administrative Agent as no longer proprietary or confidential, (vi) is disclosed to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual or professional advisor to such contractual counterparty agrees to be bound by the provisions of this
Section 11.17) or (vii) is disclosed to regulatory agencies, prospective transferees (who have agreed to be bound by this Section 11.17) or pursuant to subpoena or court order.

         Section 11.18 Securities Laws. Each Lender (including each assignee of a Lender) hereby represents that it is acquiring its Loans and Notes in the ordinary course of its lending business and not with any present view to the distribution thereof in violation of the registration requirements of the Securities Act of 1933, as amended, or any other securities law or regulation.


                        ARTICLE 12 WAIVER OF JURY TRIAL

                              Waiver of Jury Trial

         Section 12.1 Waiver of Jury Trial. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, AND THE LENDERS HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWER, ANY OF THE LENDERS, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS SECTION 12.1.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                              BRESNAN TELECOMMUNICATIONS COMPANY
                                       LLC

                                       By BRESNAN COMMUNICATIONS GROUP LLC,
                                       its managing member

                                       By BRESNAN COMMUNICATIONS COMPANY
                                       LIMITED PARTNERSHIP, its member

                                       By BCI (USA), LLC, its general partner

                                       By Bresnan Communications, Inc., its
                                       managing member

                                       By:        /s/ Claudia J. Chifos

                                           -----------------------------------
                                           Title: VP Finance/Assistant Treasurer

ADMINISTRATIVE AGENT                   TORONTO DOMINION (TEXAS), INC., as
AND LENDERS:                           Administrative Agent and as a Lender


                                       By:        /s/ Diane Bailey
                                           ----------------------------------
                                           Title: Vice President

                                       THE CHASE MANHATTAN BANK, as a Lender


                                       By:       /s/ Bruce Langenkamp
                                           ---------------------------------
                                           Title: Vice President

                                       THE BANK OF NOVA SCOTIA, as a Lender


                                       By:     /s/ Paul A. Weissenberger
                                           ----------------------------------
                                           Title: Authorized Signatory

                                       THE BANK OF NEW YORK COMPANY, INC., as a
                                       Lender


                                       By:      /s/ James Whitaker
                                           -------------------------------
                                           Title: Authorized Signatory

                                       NATIONSBANK, N.A., as a Lender


                                       By:      /s/ Jennifer Zydney
                                           --------------------------------
                                           Title: Vice President

                                       ABN AMRO Bank N.V., as a Lender


                                       By:      /s/ James Dunleavy
                                           -----------------------------------
                                           Title: Senior Vice President


                                       By:      /s/ David Carrington
                                           -----------------------------------
                                           Title: Vice President

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                                       DRESDNER BANK AG, NEW YORK AND GRAND
                                       CAYMAN BRANCHES, as a Lender


                                       By:        /s/ Laura G. Fazio
                                           ----------------------------------
                                           Title: First Vice President


                                       By:        /s/ Helen Ng, P.E.
                                           -----------------------------------
                                           Title: Assistant Vice President

                                       MEESPIERSON CAPITAL CORP., as a Lender


                                       By:        /s/ Scott T. Webster
                                           ----------------------------------
                                           Title: Assistant Vice President



                                       By:        /s/ John T. Connors
                                           ----------------------------------
                                           Title: President and Chief Operating
                                                  Officer

                                       SALOMON BROTHERS HOLDING COMPANY INC,
                                       as a Lender


                                       By:        /s/ Mavis B. Taintor
                                           ----------------------------------
                                           Title: Managing Director

                                       BAYERISCHE HYPO-UND VEREINSBANK AG,
                                       NEW YORK BRANCH, as a Lender


                                       By:        /s/ Sylvia K. Cheng
                                           ----------------------------------
                                           Title: Director




                                       By:        /s/ Carlo Lamberti
                                           ----------------------------------
                                           Title: Associate Director

                                       CITIZENS BANK OF RHODE ISLAND, as a
                                       Lender



                                       By:        /s/ John F. Pedro
                                           ----------------------------------
                                           Title: Assistant Vice President

                                       COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                       EUROPEENNE, as a Lender


                                       By:        /s/ Brian O'Leary
                                           ----------------------------------
                                           Title: Vice President



                                       By:        /s/ Sean Mouier
                                           ----------------------------------
                                           Title: First Vice President

                                       CREDIT AGRICOLE INDOSUEZ, as a Lender


                                       By: /s/ Craig Welch

                                           ................
                                              Title: First Vice President


                                       By: /s/ Rene LeBanc

                                           .................
                                              Title: Vice President and Senior
                                                         Relations Manager

                                       CREDIT LOCAL DE FRANCE, NEW YORK AGENCY, as a Lender


                                       By:       /s/ Robert N. Sloan Jr.
                                           ------------------------------------
                                           Title: Vice President



                                       By:        /s/ James R. Miller
                                           ------------------------------------
                                           Title: General Manager CLF NY Agency

                                       THE DAI-ICHI KANGYO BANK, LTD., as a
                                       Lender


                                       By:        /s/ Dean Murdock
                                           ----------------------------------
                                           Title: Vice President and DH

                                       DEUTSCHE GENOSSENSCHAFTSBANK AG NEW YORK
                                       BRANCH, as a Lender



                                       By:        /s/ Wolfgang Bollmann
                                           ----------------------------------
                                           Title: Senior Vice President



                                       By:        /s/ Karen A. Brinkman
                                           ----------------------------------
                                           Title: Vice President

                                       FIRST HAWAIIAN BANK, as a Lender



                                       By:        /s/ James C. Polk
                                           ----------------------------------
                                           Title: Assistant Vice President

                                       THE FUJI BANK, LIMITED, as a Lender


                                       By: /s/ Teiji Teramoto

                                           .....................

                                               Title: Vice President and Manager

                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                       By:        /s/ Janet K. Williams
                                           ----------------------------------
                                           Title: Duly Authorized Signatory

                                       MICHIGAN NATIONAL BANK, as a Lender


                                       By:            /s/ Eric Haege

                                         ---------------------------------------
                                         Title: Commercial Relationships Manager

                                       NATEXIS BANQUE BFCE, as a Lender


                                       By:         /s/ Cynthia E. Sachs

                                           -------------------------------------
                                           Title:  Vice President, Group Manager


                                       By:        /s/ Evan S. Kraus

                                           -------------------------------------
                                           Title:  Assistant Vice President

                                       PARIBAS, as a Lender


                                       By:  /s/ Thomas G. Brandt
                                           -------------------------------------
                                           Title:  Director


                                       By:     /s/ Ching Lim
                                           -------------------------------------
                                       Title:  Vice President

                                       PNC BANK, NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:  /s/ Steven J. McGehrin
                                           -------------------------------------
                                       Title:  Vice President

                                       SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                                       ASSOCIATION, as a Lender


                                       By:  /s/ Cynthia D. Eggers
                                           -------------------------------------
                                       Title:  Vice President

                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:   /s/ Melissa Forbes
                                           -------------------------------------
                                       Title:  Vice President

                                       ALLSTATE LIFE INSURANCE COMPANY, as a
                                       Lender


                                       By: /s/ Jerry D. Zinkula

                                           ....................
                                               Title: Authorized Signatory

                                       By: /s/ Charles D. Mires

                                               .................
                                               Title: Authorized Signatory

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                                       FRANKLIN FLOATING RATE TRUST, as a Lender


                                       By: /s/ Chauncey Laufkin
                                           -------------------------------------
                                       Title:  Vice President

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as a Lender


                                       By:    /s/ John B. Wheeler
                                           -------------------------------------
                                       Title:  Managing Director

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC., as a Lender



                                       By:      /s/ Joseph Matteo
                                           --------------------------------
                                           Title:  Authorized Signatory

                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                       AS TRUSTEE FOR THE COMMINGLED PENSION
                                       TRUST FUND, as a Lender



                                       By:       /s/ David T. Ellis
                                           -------------------------------
                                           Title:  Vice President

                                       MORGAN STANLEY DEAN WITTER PRIME INCOME
                                       TRUST, as a Lender



                                       By:     /s/ Sheila Finnerty
                                           -------------------------------
                                           Title:  Vice President

                                       OAK HILL SECURITIES FUND, L.P., as a
                                       Lender
                                       By:  Oak Hill Securities GenPar, L.P.,
                                            its General Partner
                                       By:  Oak Hill Securities MGP, Inc., its
                                            General Partner



                                       By:      /s/ Scott D. Krase
                                           -------------------------------
                                           Title:  Vice President

                                       OCTAGON LOAN TRUST, as a Lender
                                       By: Octagon Credit Investors, as Manager



                                       By:     /s/ Andrew D. Gordon
                                           ------------------------------
                                           Title:  Managing Director

                                       ORIX USA CORPORATION, as a Lender


                                       BY: /s/ Hiroyuki Miyauchi

                                           ......................
                                               Title: Executive Vice President

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                                       STEIN ROE FLOATING RATE LIMITED LIABILTY
                                       COMPANY, as a Lender



                                       By:       /s/ Brian W. Good
                                           --------------------------------
                                           Title:  Vice President,
                                                   Stein Roe & Farnham
                                                   Incorporated, as advisor
                                                   to the Stein Roe Floating
                                                   Rate Limited Liability
                                                   Company

                                       THE TRAVELERS INSURANCE COMPANY, as a
                                       Lender



                                       By:      /s/ Pamela Westmoreland
                                           ---------------------------------
                                           Title:  Investment Officer

                  THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

                                       KZH CYPRESSTREE-1 LLC, as a Lender



                                       By:       /s/ Virginia Conway
                                           --------------------------------
                                           Title:  Authorized Agent

                                       KZH ING-2 LLC, as a Lender



                                       By:      /s/ Virginia Conway
                                           --------------------------------
                                           Title:  Authorized Agent

                                       KZH RIVERSIDE LLC, as a Lender



                                       By:      /s/ Virginia Conway
                                           ------------------------------
                                           Title:  Authorized Agent

                                       KZH SOLEIL LLC, as a Lender



                                       By:     /s/ Virginia Conway
                                           ------------------------------
                                           Title:  Authorized Agent

                                       KZH WATERSIDE LLC, as a Lender



                                       By:      /s/ Virginia Conway
                                           ------------------------------
                                           Title:  Authorized Agent

                                       CYPRESSTREE INVESTMENT FUND, LLC, as a
                                       Lender
                                       By:  Cypress Tree Investment Management
                                            Company, Inc., its Managing Member



                                       By:      /s/ Peter K. Merrill
                                           ------------------------------
                                           Title:  Managing Director

                                       NORTH AMERICAN SENIOR FLOATING RATE FUND,
                                       as a Lender
                                       By:  CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager



                                       By:       /s/ Peter K. Merrill
                                           ---------------------------------
                                           Title:  Managing Director

                                       KZH SHENKMAN LLC, as a Lender



                                       By:       /s/ Virginia Conway
                                           ---------------------------------
                                           Title:  Authorized Agent

                                    EXHIBIT A

                           FORM OF ASSIGNMENT OF NOTES


         THIS ASSIGNMENT OF NOTES (this "Assignment") is made as of the ___ day of February, 1999, by ____________________________ (the "Pledgor") in favor of
TORONTO DOMINION (TEXAS), INC. (the "Administrative Agent") for itself and on behalf of the Lenders defined below.

                               W I T N E S S E T H

         WHEREAS, pursuant to the terms of that certain Loan Agreement dated as of February ___, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among Bresnan Telecommunications Company LLC (the "Borrower"), the financial institutions defined as "Lenders" therein (the "Lenders") and the Administrative Agent, the Lenders have extended Loans (as defined therein) to the Borrower and the Pledgor has determined that the Borrower's and Lenders' performances of the Loan Agreement directly benefit the Pledgor; and

         WHEREAS, the Administrative Agent and the Lenders have required the execution and delivery of this Assignment by the Pledgor; and

         WHEREAS, the Pledgor is (or may in the future be) the owner and holder of certain promissory notes evidencing indebtedness by any of its Restricted Subsidiaries to the Pledgor, as more fully set forth as of the date hereof on
Schedule 1 hereto (the "Pledged Notes");

         NOW, THEREFORE, in consideration of the foregoing premises and other consideration in hand paid, the Pledgor hereby covenants and agrees with the Administrative Agent and the Lenders that capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement unless otherwise defined or limited herein, and the parties further agree as follows:

         1. Transfer and Assignment. To secure the payment and performance of, among other things, [THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT)] [THE OBLIGATIONS OF THE PLEDGOR ARISING FROM THAT CERTAIN SUBSIDIARY GUARANTY OF EVEN DATE HEREWITH (THE "SUBSIDIARY GUARANTY") GIVEN BY THE PLEDGOR IN FAVOR OF THE ADMINISTRATIVE AGENT], and to induce the Lenders to enter into and perform the Loan Agreement, the Pledgor hereby delivers and pledges to and deposits with the Administrative Agent, for itself and for the benefit of the Lenders, and hereby grants to the Administrative Agent, for itself and for the benefit of the Lenders, a security interest in and security title to all of its right, title, and interest in and to the Pledged Notes and the proceeds thereof.

         2. Further Assurances. The Pledgor agrees from time to time to execute and deliver any and all assignments or other forms or documents or further assurances and to take such other actions that the Administrative Agent may reasonably deem necessary or appropriate from time to time to assign the Pledged Notes or proceeds thereof to the Administrative Agent, for itself and for the benefit of the Lenders, or to preserve and maintain the security interest provided for hereby.

         3. Covenants of the Pledgor. The Pledgor hereby covenants and agrees to appear in and defend any action arising out of or in any manner related to the Pledged Notes.

         4. Pledge of After-Acquired Notes. The Pledgor acknowledges its intent that the Administrative Agent obtain a first priority, enforceable security interest in, to the fullest extent possible, all intercompany notes issued to the Pledgor by any Restricted Subsidiary of the Borrower (if any) whether such intercompany notes now exist or are hereafter created or acquired. Accordingly, immediately upon the Pledgor's acquisition of any intercompany note, with respect to which a Subsidiary of the Borrower is obligor, the Pledgor shall pledge and deliver such note (each such note, a "Future Pledged Note") to the Administrative Agent, and the Administrative Agent shall amend Schedule 1 attached hereto, as the case may be, to reflect the Administrative Agent's security interest in such Future Pledged Notes; provided, however, that any failure to make any such amendment or any error therein shall not affect the Administrative Agent's security interest in the Future Pledged Notes. At the earliest time permitted by Applicable Law, each such Future Pledged Note shall be deemed to be, and shall be treated hereunder as, a Pledged Note. The Pledgor, in each applicable case, shall promptly execute and deliver any assignments, waivers, consents, financing statements or other documents reasonably requested by the Administrative Agent in order to perfect the Administrative Agent's security interest in any Future Pledged Note.

         5. Rights of the Administrative Agent upon Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, subject to compliance with Applicable Law, at its option, without notice, and without in any way waiving the Event of Default, do the following either in person, by agent or by a court-appointed receiver:

                  (a) do all other acts which the Administrative Agent may reasonably deem necessary or proper to protect the Administrative Agent's security interest in the Pledged Notes granted hereunder;

                  (b) without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by Applicable Law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Notes, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Notes, or any part thereof (or contract to do any of the foregoing), in one or more parcels at a public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions and at such prices as may be commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent and the Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law (including under the applicable Uniform Commercial Code), upon any such private sale or sales, to purchase the whole or any part of the Pledged Notes so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred in respect thereof or incidental to the care or safekeeping of the Pledged Notes or in any way relating to the Pledged Notes or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment, in whole or in part, of the Obligations (as defined in the Loan Agreement), in accordance with the Loan Agreement, and only after such application, repayment in full of all the Obligations and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code as in effect in the relevant jurisdiction, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any of the Lenders arising out of the exercise by them of any rights hereunder except as may arise as a result of the bad faith, willful misconduct or gross negligence of such Persons. If any notice of a proposed sale or other disposition of the Pledged Notes shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition;

                  (c) proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce payment of the Obligations or the performance of any term, covenant, condition or agreement contained herein, and institution of such a suit or suits shall not abrogate the rights of the Administrative Agent and the Lenders to pursue any other remedies herein granted or to pursue any other remedy available to them either at law or in equity; and

                  (d) in addition, and without limiting the generality of the foregoing, the Administrative Agent may exercise as to the Pledged Notes all of the rights, powers and remedies of the owner thereof, including, without limiting the generality of the foregoing, the following:

                           (i) the right to declare the entire unpaid balance of the Pledged Notes immediately due and payable in the event of a default on the part of the maker under the Pledged Notes in accordance with the terms thereof; and

                           (ii) the right to receive the unpaid balance or any part thereof or any interest becoming due and payable thereupon of the Pledged Notes, and upon receipt of the entire unpaid indebtedness evidenced thereby to execute, acknowledge and deliver, in its own name and on behalf of the Pledgor, a satisfaction of the Pledged Notes or an assignment thereof in form to be recorded and to retain for its own use the sums so received by it and to apply such sums to the Obligations.

         6. Appointment of Attorney-In-Fact. The Pledgor hereby constitutes, effective after the occurrence and during the continuance of an Event of Default, the Administrative Agent as the attorney-in-fact of the Pledgor to take such actions and execute such documents as the Administrative Agent may reasonably deem appropriate in the exercise of the rights and powers granted to the Administrative Agent herein. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the outstanding Obligations[, TERMINATION OF THE SUBSIDIARY GUARANTY] and the termination of any further obligation of the Lenders to make any Advances under the Loan Agreement. The Pledgor shall indemnify and hold the Administrative Agent and the Lenders, and each of them, harmless for all losses, costs, damages, fees and expenses suffered or incurred in connection with the exercise of this power of attorney, except as may arise as a result of the bad faith, gross negligence or willful misconduct of such Persons, and shall release the Administrative Agent and the Lenders, and each of them, from any and all liability arising in connection with the exercise of this power of attorney, except as may arise as a result of the bad faith, gross negligence or willful misconduct of such Persons.

         7. Termination. Upon payment in full of the outstanding Obligations, and termination of any further obligation of the Lenders to make Advances under the Loan Agreement, this Assignment shall become null and void and the Administrative Agent shall forthwith execute appropriate documents so providing and shall return the Pledged Notes with appropriate endorsements thereon, together with any proceeds thereof received by the Administrative Agent and not theretofore applied against the Obligations, to the Pledgor.

         8. Automatic Release. The Administrative Agent and each Lender agrees that, so long as no Default then exists, upon any disposition of a Restricted Subsidiary which is the obligor of a promissory note pledged pursuant to the terms of this Agreement, this Agreement shall be deemed released automatically without any further action hereunder, and the pledge in favor of the Administrative Agent shall terminate.

         9. No Waiver. Nothing contained in this Assignment and no act done or omitted by the Administrative Agent or any Lender pursuant to the powers and rights granted hereunder shall be deemed to be a waiver by such Persons of their rights and remedies under any of the Loan Documents or otherwise, and this Assignment is made and accepted without prejudice to any of the rights or remedies granted to the Administrative Agent in any other document or agreement, including, without limitation, the Loan Documents (as defined in the Loan Agreement). The rights of the Administrative Agent and the Lenders to collect the Obligations and to enforce any other security held therefor by such Persons may be exercised by such Persons either prior to, simultaneously with or subsequent to any action taken by such Persons hereunder. It is intended that this Section be broadly construed so that all rights, powers and remedies herein provided or otherwise available to the Administrative Agent shall continue and be available to the Administrative Agent until such time as the Obligations have been paid in full and the Lenders no longer have any obligation to make Advances.

         10. Notices. All notices and other communications required or permitted hereunder shall be delivered to the parties in the names and at the addresses set forth in, or pursuant to, Section 11.1 of the Loan Agreement.

         11. Successors and Assigns. This Assignment shall be binding upon, inure to the benefit of and be enforceable by the legal representatives, heirs and permitted assigns of the Administrative Agent and the Lenders.

         12. Modification. Neither this Assignment nor any provision hereof may be changed orally but only by a written instrument signed by the Administrative Agent and the Pledgor as provided in the Loan Agreement.

         13. Governing Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         14. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         15. Preservation of Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Notes in its possession, under Section 9-207 of the Uniform Commercial Code as in effect in the State of New York, or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent nor any of the Lenders nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Pledged Notes or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of the Pledged Notes upon the request of the Pledgor or otherwise.

         16. Powers Coupled With An Interest. All authorizations and agencies herein contained with respect to the Pledged Notes are irrevocable and powers coupled with an interest.

         17. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all of the Lenders, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of the all of the Lenders.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Pledgor has caused this Assignment to be executed by its duly authorized officers as of the day and year first above written.


PLEDGOR:                                      __________________________________


                                              By: ______________________________

                                               Its:_____________________________

                                 ACKNOWLEDGEMENT


The undersigned, being the maker of a Pledged Note described in the foregoing Assignment, hereby acknowledges the foregoing Assignment and waives any security interest, lien, encumbrance or right of setoff which the undersigned may now or hereafter have or acquire in the Pledged Notes. The undersigned further acknowledges receipt of notice of the foregoing Assignment and agrees, after notice by the Administrative Agent of the occurrence of an Event of Default and receipt of evidence that the Administrative Agent is the holder of the Pledged Notes, to make or cause to be made all payments on account of the Pledged Notes directly to the Administrative Agent, for the benefit of the Lenders until directed to the contrary by the Administrative Agent.

Capitalized terms used herein shall have the meanings ascribed thereto in the foregoing Assignment unless otherwise defined herein.


NOTE MAKER:                         __________________________________


                                    By: _______________________________________

                                    Title: ____________________________________

                                   SCHEDULE 1

                           Description of Note Pledged

                                     Date of                         Principal Amount                Percent of
              Obligor                 Note                                Of Note                   Note Pledged
              -------                 ----                                -------                   ------------


                                                                                                          100%

                                    EXHIBIT B

                       FORM OF BORROWER'S PLEDGE AGREEMENT


         THIS BORROWER'S PLEDGE AGREEMENT (this "Agreement") is entered into as of the ____ day of February, 1999, by and between BRESNAN TELECOMMUNICATIONS COMPANY LLC (the "Borrower"), and TORONTO DOMINION (TEXAS), INC. (the "Administrative Agent") as the secured party in its capacity, as administrative agent for itself and on behalf of the Lenders (defined in the Loan Agreement described below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are all parties to that certain Loan Agreement dated as of February 2, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS, pursuant to the Loan Agreement, the Borrower is required to execute and deliver this Agreement; and

         WHEREAS, to secure the payment and performance of, among other things, all Obligations (as defined in the Loan Agreement) under the Loan Agreement and the promissory notes issued by the Borrower to the Lenders thereunder (the "Notes"), and to induce the Lenders to enter into and perform the Loan Agreement, the Borrower and the Administrative Agent (for itself and on behalf of the Lenders) have agreed that the Ownership Interests (as defined below) owned by the Borrower in each of the Restricted Subsidiaries (as defined in the Loan Agreement) of the Borrower listed on Schedule 1 attached hereto, which are the only directly owned domestic Restricted Subsidiaries of the Borrower, shall be pledged by the Borrower to the Administrative Agent (for itself and on behalf of the Lenders) to secure the Obligations;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Warranty. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, except for the security interest created hereby, the Borrower owns the Ownership Interests, which constitutes the percentage of the issued and outstanding Ownership Interests of the Restricted Subsidiaries as set forth on Schedule 1 attached hereto, free and clear of all Liens, except Permitted Liens, that the Ownership Interests are duly issued, fully paid and non-assessable, and that the Borrower has the unencumbered right to pledge the Ownership Interests. In addition, the Borrower represents and warrants as follows: (a) the Ownership Interests represent all of the Borrower's shares of capital stock, membership interests or partnership interests in any Restricted Subsidiary of the Borrower (limited to 65% of any foreign Restricted Subsidiary); (b) upon possession and retention of the Ownership Interests by the Administrative Agent, the Administrative Agent shall have a valid and perfected first priority security interest in the Ownership Interests, securing the payment of the Loans; and (c) except as noted on Schedule 2 attached hereto, the Ownership Interests represent all of the outstanding Ownership Interests issued by any direct Restricted Subsidiary of the Borrower.

         2. Security Interest. Subject to the provisions of Section 13 hereof, the Borrower hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Lenders, and their respective permitted successors and assigns, a continuing security interest in and security title to the Ownership Interests (limited to 65% of any foreign Restricted Subsidiary)and any other shares of capital stock, membership interests or partnership interests of any Restricted Subsidiary of the Borrower obtained in the future, and in each case, all certificates representing such shares, all rights, options, warrant, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Ownership Interests, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned by the Borrower or hereafter acquired, and whether now existing or hereafter coming into existence, all of which shall constitute "Ownership Interests" hereunder. The Borrower has delivered to and deposited with the Administrative Agent all of its right, title and interest in and to the Ownership Interests, together with certificates representing the Ownership Interests, and undated stock powers endorsed in blank, if applicable, as security for the Obligations; it being the intention of the parties hereto that beneficial ownership of the Ownership Interests, including, without limitation, all voting, consensual and dividend rights, shall remain in the Borrower until the occurrence and during continuance of an Event of Default under the terms of the Loan Agreement and until the Administrative Agent shall notify the Borrower of the Administrative Agent's exercise of voting and dividend rights to the Ownership Interests pursuant to Section 9 of this Agreement.

         3. Additional Shares. In the event that, during the term of this
Agreement:

                  (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of any directly owned Restricted Subsidiary, or any new stock is issued by such Restricted Subsidiary, or any new directly owned Restricted Subsidiary is formed or acquired, all new, substituted, and additional shares shall be issued to the Borrower and shall be promptly delivered to the Administrative Agent (limited to 65% of foreign Restricted Subsidiaries), together with undated stock powers endorsed in blank by the Borrower, and shall thereupon constitute Ownership Interests to be held by the Administrative Agent under the terms of this Agreement; and

                  (b) all new stock or other securities acquired by the Borrower shall be promptly delivered to the Administrative Agent (limited to 65% of foreign Restricted Subsidiaries), together with undated stock powers endorsed in blank, and shall thereupon constitute Ownership Interests to be held by the Administrative Agent under the terms of this Agreement.

         4. Default. In the event of the occurrence of an Event of Default and so long as any such Event of Default is continuing, subject, however, to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Ownership Interests at a public or private sale or make other commercially reasonable disposition of the Ownership Interests or any portion thereof after fifteen (15) days' notice of the time and place of any such sale to the Borrower, and the Administrative Agent, the Lenders, or any of them, may, in accordance with applicable provisions of the Uniform Commercial Code as in effect in the applicable jurisdiction, purchase the Ownership Interests or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied first to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then to the Obligations as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Ownership Interests are insufficient to satisfy the Obligations, the Borrower shall remain liable for any such deficiency. The Borrower waives, to the extent permitted by Applicable Law, the rights of equity of redemption, appraisal, notice of acceptance, presentment, demand and marshalling, to the extent applicable.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, for itself and on behalf of the Lenders, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and other Applicable Law.

         6. Return of Ownership Interests to the Borrower. (i) Upon payment in full of all principal and interest on the Notes and satisfaction in full of any other outstanding Obligations, and after such time as the Lenders shall have no obligation to make any further Advances to the Borrower, this Agreement shall terminate and the Administrative Agent shall promptly return the remaining Ownership Interests and all rights received by the Administrative Agent as a result of its possessory interest in the Ownership Interests to the Borrower and
(ii) upon disposition of a Restricted Subsidiary in accordance with the applicable provisions of the Loan Agreement, the Administrative Agent shall return the Ownership Interests of such Restricted Subsidiary and all rights received by the Administrative Agent hereunder in respect of the Ownership Interests of such Restricted Subsidiary shall terminate and be deemed automatically released and Administrative Agent shall promptly return the remaining Ownership Interests to the Borrower.

         7. Disposition of Ownership Interests by Administrative Agent. In the event that the Ownership Interests are not registered or qualified under the various federal or state securities laws of the United States, disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales. The Borrower understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Ownership Interests than if the Ownership Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. The Borrower, therefore, agrees that:

                  (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Ownership Interests or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of cable television companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Ownership Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) that such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner absent manifest error.

         8. Borrower's Obligations Absolute. The obligations of the Borrower under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent or any Lender. The Borrower hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any other security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Lenders in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Notes and the other Obligations. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Borrower or any other obligor with respect to the Obligations to the Lenders, the Administrative Agent, or any of them, nor additional advances made by the Lenders, the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral or any other collateral or guaranty to the Borrower by the Lenders, the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Lenders, the Administrative Agent, or any of them, shall release the Borrower from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations. None of the Administrative Agent or the Lenders shall, by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Lenders, the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         9. Voting Rights. For so long as the Notes or any other Obligations remain unpaid, after and during the continuation of an Event of Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may exercise all voting rights, and all other ownership or consensual rights of the Ownership Interests, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Borrower hereby appoints the Administrative Agent, the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Ownership Interests in any reasonable manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing, and shall be given in the manner and at the addresses set forth in Section 11.1 of the Loan Agreement.

         11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Borrower and delivered by the Administrative Agent to the Borrower.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Administrative Agent or any Lender with respect to the Licenses (or any pledged Collateral relating to such Licenses) or any license, franchise of the FCC or the Ownership Interests unless and until all requirements of Applicable Law, including, without limitation, any state law, or any required approval under the Federal Communications Act of 1934, as amended, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Borrower covenants that upon request of the Administrative Agent, after and during the continuance of an Event of Default, it will cause to be filed such applications and take such other action as may be requested by the Administrative Agent to obtain consent or approval of the FCC or any governmental or other authority which has granted any License to the Borrower to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934, as amended. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Borrower, in its name and stead, to execute and file, upon the occurrence and during the continuance of an Event of Default after ten (10) Business Days' prior notice to the Borrower, all necessary applications with the FCC and with any governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, respectively, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

         14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         15. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for itself and for the benefit of all of the Lenders, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for itself and for the benefit of and on behalf of all of the Lenders.

         16. Registration of Assignment. The registrar for the Ownership Interests shall be the issuer of such Ownership Interests (the "Registrar"). The registration records of each of the issuers of the Ownership Interests which are maintained by and in the possession of the Registrar (the "Registration Books") are the only records maintained to evidence the ownership and transfer of ownership or other interests, including security interests, in the Ownership interests. There is no registration of record or to the knowledge of the Borrower, any claim with respect thereto, of any Lien on the Ownership Interests, other than the Lien set forth herein. The assignment granted in the Ownership Interests hereby has been duly entered in the Registration Books maintained for such purpose by the Registrar and the Registrar has delivered to the Administrative Agent its certificate of even date herewith to such effect. The Registrar shall not cause, suffer or permit to occur any transfer of record of the Ownership Interests or any interest therein except in accordance with the prior written consent of the Administrative Agent or as permitted by the Loan Agreement. Upon receipt of written notice by the Administrative Agent that an Event of Default has occurred and is continuing and that all or any part of the Ownership Interests or any interest therein have been sold, assigned or otherwise disposed of by the Secured Parties in accordance with the terms hereof, and identifying the interests so assigned, the Registrar shall forthwith cause the Ownership Interests to be re-registered as appropriate to duly reflect of record such transfers. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor registrar shall provide to the Administrative Agent its agreement to be bound by the terms and conditions herein.

         17. Further Assurances. The Borrower agrees from time to time to execute and deliver any and all assignments or other forms or documents or further assurances and to take such other actions that the Administrative Agent may reasonably deem necessary or appropriate from time to time to assign the Notes or proceeds thereof to the Administrative Agent, for itself and for the benefit of the Lenders, or to preserve and maintain the security interest provided for hereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


BORROWER:                               BRESNAN TELECOMMUNICATIONS COMPANY LLC

                                        By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                                        By BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP, its managing member

                                        By BCI (USA), LLC, its general partner

                                        By Bresnan Communications, Inc., its
                                        managing member

                                        By:_____________________________________
                                            Name:_______________________________
                                            Title:______________________________


ADMINISTRATIVE AGENT:                   TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent for the Lenders


                                        By:_____________________________________

                                           Its:_________________________________

                      RECEIPT AND CERTIFICATE OF REGISTRAR


         The undersigned hereby certifies, acknowledges and agrees as follows to and with TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders (as defined therein) parties to the Loan Agreement dated as of February 2, 1999 (as amended, modified or supplemented from time to time (the "Loan Agreement") by and among Bresnan Telecommunications Company LLC, such Lenders and the Administrative Agent:

         1. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. The undersigned is the duly authorized and acting Registrar and as such has sole custody of and is solely responsible for the Registration Books for ____________________ (the "Company");

         3. The Borrower is a member, partner or stockholder of the Company and its interests in the Company (the "Pledged Interests") are reflected as such on the Registration Books. As of the date hereof, Schedule 1 hereto sets forth the Pledged Interests being ___ of all of the Ownership Interests in the Company.

         4. The undersigned, by execution of this Certificate, acknowledges receipt of irrevocable instructions and direction from the Borrower contained in the Borrower's Pledge Agreement and herein, acknowledged and agreed to by the Company (a) to register on the Registration Books for the Company, the Lien in favor of the Administrative Agent for the benefit of itself and the Lenders upon the Pledged Interests as an assignment and security interest therein (the "Registered Assignment") as provided in the Borrower's Pledge Agreement and (b) to otherwise fully comply with the other provisions herein contained. The execution of this Certificate and the Borrower's Pledge Agreement by the Borrower and the Company shall constitute such irrevocable instructions and direction.

         5. The Registered Assignment on the Pledged Interests has been duly registered of record on the Registration Books of the Company. There is no registration of record of, or to the knowledge of the Registrar any claim with respect to, any Lien or other interest or restriction of transfer on the Pledged Interests, other than the Registered Assignment.

         6. The Registrar will not cause, suffer or permit to occur any transfer of record of (a) the Pledged Interests or any interest therein, or (b) any other interest in the Company the effect of which transfer would be to lessen the percentage interest in the Company of the Pledged Interests as specified in paragraph 3 above, except in accordance with the prior written consent or as provided below, at the direction of the Administrative Agent or as permitted by the Loan Agreement.

         7. Upon receipt of written notice from the Administrative Agent that an Event of Default has occurred and that all or any part of the Pledged Interests or any interest therein has been sold, assigned or otherwise transferred by such holder pursuant to the Loan Documents, and identifying the Administrative Agent and the interest or interests assigned, the Registrar shall forthwith cause the Registration Books for the Company to be duly noted to reflect each of such transfers of record.

         8. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor Registrar shall provide the Administrative Agent its written irrevocable acknowledgement of each of the above undertakings.

         Upon the payment in full of the Obligations then due and the termination of the Commitments under the Loan Agreement, the Administrative Agent shall instruct the Registrar to remove the Registered Assignment from the register and take such other action as the Borrower may reasonably request and at its expense.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         Done this the 2nd day of February, 1999.

                                        REGISTRAR:

                                        [NAME OF ISSUER]

                                        By BESNAN TELECOMMUNICATIONS COMPANY
                                        LLC, its managing member

                                        By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                                        By BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP, its managing member

                                        By BCI (USA),LLC, its general partner

                                        By BRESNAN COMMUNICATIONS, INC., its
                                        managing member

                                        By:  _______________________________

                                                 Title:_____________________

Acknowledged and Agreed to this
2nd day of February, 1999.

BRESNAN TELECOMMUNICATIONS COMPANY LLC

By BRESNAN COMMUNICATIONS GROUP LLC,
its managing member

By BRESNAN COMMUNICATIONS COMPANY
LIMITED PARTNERSHIP, its managing member

By BCI (USA),LLC, its general partner

By BRESNAN COMMUNICATIONS, INC., its managing member


By:_______________________________

         Title:___________________

                                    EXHIBIT C

                        FORM OF FACILITY A TERM LOAN NOTE

                                                              New York, New York
$_____________                                         As of February ____, 1999

         FOR VALUE RECEIVED, the undersigned, BRESNAN TELECOMMUNICATIONS COMPANY LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of ___________________ (hereinafter, together with its successors and assigns, called the "Lender"), at the office of the Administrative Agent or such other place as the Lender may designate in writing to the Borrower, the principal sum of _______________________________ AND ___/100s DOLLARS
($________________) of United States funds, plus interest as hereinafter provided.

         All capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement dated as of even date herewith (as hereafter amended, modified or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Lender and certain other Lenders signatories thereto (collectively, the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for the Lenders, except to the extent such capitalized terms are otherwise defined or limited herein.

         The Borrower shall repay principal outstanding hereunder from time to time as set forth in Section 2.7 of and as otherwise provided in the Loan Agreement. All amounts paid by the Borrower shall be applied to the Obligations in such order of application as provided in the Loan Agreement.

         A final payment of all principal amounts and other Obligations then outstanding hereunder and under the other Loan Documents shall be due and payable on the Facility A Maturity Date or such earlier date as payment of the Loans shall be due, whether by acceleration or otherwise, as provided in the Loan Agreement.

          The Borrower shall be entitled to borrow and re-pay the Lender's portion of the Loans hereunder pursuant to the terms and conditions of the Loan Agreement; provided, however, that there shall be no net increase in the aggregate principal amount outstanding hereunder at any time following the making of the initial Advance under the Facility A Term Loan Commitment. Prepayment of the principal amount hereof is permitted as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or as otherwise provided in the Loan Agreement). Overdue principal may bear interest payable on demand of the Default Rate as set forth in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Administrative Agent, the Majority Lenders or the Lenders collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender, the Administrative Agent, the Majority Lenders or the Lenders collectively, or any of them, or any holder hereof of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         This Note evidences the Lender's portion of the Facility A Term Loans made under the Facility A Term Loan Commitment under, and is entitled to the benefits and subject to the terms of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrower has caused its duly Authorized Signatory to execute this Note as of the day and year first above written.


                   BRESNAN TELECOMMUNICATIONS COMPANY LLC

                   By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                   By BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP, its managing member

                   By BCI (USA), LLC, its general partner

                   By BRESNAN COMMUNICATIONS, INC., its
                   managing member


                   By: ________________________________

                            Title:_____________________

                                    EXHIBIT D

                        FORM OF FACILITY B TERM LOAN NOTE

                                                              New York, New York
$_____________                                        As of February _____, 1999

         FOR VALUE RECEIVED, the undersigned, BRESNAN TELECOMMUNICATIONS COMPANY LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of ___________________ (hereinafter, together with its successors and assigns, called the "Lender"), at the office of the Administrative Agent or such other place as the Lender may designate in writing to the Borrower, the principal sum of _______________________________ AND ___/100s DOLLARS
($________________) of United States funds, plus interest as hereinafter provided.

         All capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement dated as of even date herewith (as hereafter amended, modified or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Lender and certain other Lenders signatories thereto (collectively, the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for the Lenders, except to the extent such capitalized terms are otherwise defined or limited herein.

         The Borrower shall repay principal outstanding hereunder from time to time as set forth in Section 2.7 of and as otherwise provided in the Loan Agreement. All amounts paid by the Borrower shall be applied to the Obligations in such order of application as provided in the Loan Agreement.

         A final payment of all principal amounts and other Obligations then outstanding hereunder and under the other Loan Documents shall be due and payable on the Facility B Maturity Date or such earlier date as payment of the Loans shall be due, whether by acceleration or otherwise, as provided in the Loan Agreement.

          The Borrower shall be entitled to borrow and re-pay the Lender's portion of the Loans hereunder pursuant to the terms and conditions of the Loan Agreement; provided, however, that there shall be no net increase in the aggregate principal amount outstanding hereunder at any time following the making of the initial Advance under the Facility B Term Loan Commitment. Prepayment of the principal amount hereof is permitted as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or as otherwise provided in the Loan Agreement). Upon and during the continuation of any

Event of Default, principal outstanding hereunder may bear interest payable on the earlier of demand or the Facility B Maturity Date at the Default Rate as provided in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Administrative Agent, the Majority Lenders or the Lenders collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender, the Administrative Agent, the Majority Lenders or the Lenders collectively, or any of them, or any holder hereof of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         This Note evidences the Lender's portion of the Facility B Term Loans made under the Facility B Term Loan Commitment under, and is entitled to the benefits and subject to the terms of the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrower has caused its duly Authorized Signatory to execute this Note as of the day and year first above written.


                                   BRESNAN TELECOMMUNICATIONS COMPANY LLC

                                   By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                                   By BRESNAN COMMUNICATIONS COMPANY
                                   LIMITED PARTNERSHIP, its managing member

                                   By BCI (USA), LLC, its general partner

                                   By BRESNAN COMMUNICATIONS, INC., its
                                   managing member


                                   By:__________________________________

                                            Title:______________________

                                    EXHIBIT E

                           FORM OF REVOLVING LOAN NOTE

                                                              New York, New York
$_____________                                         As of February ____, 1999

         FOR VALUE RECEIVED, the undersigned, BRESNAN TELECOMMUNICATIONS COMPANY LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of _________________________ (hereinafter, together with its successors and assigns, called the "Lender") at the office of the Administrative Agent or such other place as the Lender may designate in writing to the Borrower, the principal sum of ___________ AND ___/100s DOLLARS ($_____________) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Lender to the Borrower hereunder, plus interest as hereinafter provided. Such Advance(s) and any repayments or prepayments in respect thereof may be endorsed from time to time on the grid attached hereto, but failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and accrued interest hereunder.

         All capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement of even date herewith (as hereafter amended, modified or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Lender and certain other Lenders signatories thereto (collectively, the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for the Lenders, except to the extent such capitalized terms are otherwise defined or limited herein.

         The Revolving Loan Commitment shall be reduced and the principal amount of this Note shall be paid in such amounts and at such times as are set forth in
Section 2.5 of the Loan Agreement. The Borrower shall also repay principal outstanding hereunder from time to time, as necessary, in order to comply with
Section 2.7(c) of the Loan Agreement, in accordance with the proration rules of
Section 2.11 of the Loan Agreement. All amounts paid by the Borrower shall be applied to the Obligations in such order of application as provided in the Loan Agreement.

         A final payment of all principal amounts and other Obligations then outstanding hereunder and under the other Loan Documents shall be due and payable on the Facility A Maturity Date or such earlier date as payment of the Loans shall be due, whether by acceleration or otherwise, as provided in the Loan Agreement.

         The Borrower shall be entitled to borrow, re-pay and re-borrow the Lender's portion of the Revolving Loans hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount of any Revolving Loan is permitted as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or as otherwise provided in the Loan Agreement). Overdue principal may bear interest payable on demand at the Default Rate as set forth in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Administrative Agent or the Lenders collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender, the Administrative Agent or the Lenders collectively, or any of them, or any holder hereof of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         This Note evidences the Lender's portion of the Revolving Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the Borrower has caused its duly Authorized Signatory to execute this Note as of the day and year first above written.


                     BRESNAN TELECOMMUNICATIONS COMPANY LLC

            By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

   By BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP, its managing member

                     By BCI (USA), LLC, its general partner

              By BRESNAN COMMUNICATIONS, INC., its managing member


         By:______________________________________________________
                                                               Title:_________

                                    ADVANCES

---------------------------------------------------------------------------------------------------------
                       Amount of                  Type of          Amount of Principal           Notation
Date                    Advance                   Advance            Paid or Prepaid              Made By
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                    EXHIBIT F

                        FORM OF INCREMENTAL FACILITY NOTE

                                                             New York, New York
$___________________                                  As of February ____, 1999

         FOR VALUE RECEIVED, the undersigned, BRESNAN TELECOMMUNICATIONS COMPANY LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of ________________________ (hereinafter, together with its successors and assigns, called the "Lender"), at the office of Toronto Dominion (Texas), Inc. in Houston, Texas or such other place as the Lender may designate in writing to the Borrower, the principal sum of ________________________ AND ___/100s DOLLARS ($__________________) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Lender to the Borrower hereunder, plus interest as hereinafter provided. Such Incremental Facility Advance(s) and any repayments or prepayments in respect thereof may be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of the Borrower's obligation to repay unpaid principal and accrued interest hereunder.

         All capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement dated as of February 2, 1999 (as amended, modified, restated, or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Lender and certain other Lenders signatories thereto (collectively, the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for the Lenders, except to the extent such capitalized terms are otherwise defined or limited herein.

         A final payment of all principal amounts and other Obligations then outstanding hereunder and under the Loan Documents shall be due and payable as set forth in the Notice of Incremental Facility Commitment attached hereto, or such earlier date as payments of the Incremental Facility Loans shall be due, whether by acceleration or otherwise; provided, however, that the final maturity date shall be no earlier than six (6) calendar months after the Facility B Maturity Date.

         The Borrower shall be entitled to borrow, re-pay and re-borrow funds hereunder pursuant to the Incremental Facility Commitment and subject to the terms and conditions of the Loan Agreement; provided, however, that there shall be no net increase in the aggregate principal amount outstanding hereunder at anytime following the making of the initial Advance under the Incremental Facility Commitment. Prepayment of the principal amount of any Incremental Facility Advances is permitted as provided in the Loan Agreement.

         The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or as otherwise provided in the Loan Agreement). Overdue principal may bear interest payable on demand at the Default Rate as set forth in the Loan Agreement.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser, or any other Person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Administrative Agent or the Lenders collectively, or any of them, in exercising its or their rights under the Loan Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender, the Administrative Agent, the Majority Lenders or the Lenders collectively, or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         This Note evidences the Lender's portion of the Incremental Facility Advances under, and is entitled to the benefits and subject to the terms of, the Loan Agreement and the Notice of Incremental Facility Commitment, which contain provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, THE BORROWER HAS CAUSED ITS DULY AUTHORIZED SIGNATORY TO EXECUTE THIS NOTE AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                      BRESNAN TELECOMMUNICATIONS COMPANY
                                      LLC

                                      By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                                      By BRESNAN COMMUNICATIONS COMPANY LIMITED
                                      PARTNERSHIP, its managing member

                                      By BCI (USA), LLC, its general partner

                                      By BRESNAN COMMUNICATIONS, INC., its
                                      managing member


                                      By:  ____________________________________
                                            Title: ____________________________

                                    ADVANCES


__________________________________________________________________________________________
                Amount of             Type of           Amount of Principal       Notation
Date             Advance              Advance             Paid or Prepaid          Made By
__________________________________________________________________________________________
__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

                                    EXHIBIT G

                         FORM OF HOLDCO PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement") is entered into this ____ day of February, 1999, by and among Bresnan Communications Group LLC (the "Pledgor") and TORONTO DOMINION (TEXAS), INC., as the secured party in its capacity as administrative agent (the "Administrative Agent") for itself and on behalf of the Lenders (as defined in the Loan Agreement defined below).

                              W I T N E S S E T H:

         WHEREAS, the Administrative Agent, the Lenders (as defined therein), and Bresnan Telecommunications Company LLC (the "Borrower") are parties to that certain Loan Agreement dated as of even date herewith (as heretofore and hereafter amended, modified, supplemented or restated from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower and the Pledgor are mutually dependent on each other in the conduct of their respective businesses; and

         WHEREAS, the Pledgor has determined that the Borrower's and the Lenders' performances of the Loan Agreement directly benefit the Pledgor, and to induce the Lenders to enter into the Loan Agreement, the Pledgor has further determined that its execution, delivery and performance of this Agreement directly benefits, and are within its corporate purposes and in its best interests; and

         WHEREAS, to secure the due and punctual payment and performance of the Obligations (as defined in the Loan Agreement), and to induce the Lenders to enter into and perform the Loan Agreement, the Pledgor wishes to pledge and assign to the Administrative Agent, for itself and for the benefit of the Lenders all of the Pledgor's right, title and interest existing in and to all of the membership interests in the Borrower, as more particularly described on
Schedule 1 attached hereto and incorporated by reference herein (collectively, the "Ownership Interests");

         NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement. For purposes hereof, "Secured Parties" shall mean, collectively, the Administrative Agent and the Lenders, and "Secured Party" shall mean any one of the foregoing.

         2. Grant of Security Interest. As security for (a) the timely fulfillment and performance of each and every covenant and obligation of the Pledgor under this Agreement and any other documents executed and delivered in connection herewith to which the Pledgor is a party and (b) the payment of all Obligations, the Pledgor hereby pledges, mortgages, transfers, sets over and assigns to the Administrative Agent, on behalf of the Secured Parties, and grants the Administrative Agent, on behalf of the Secured Parties, a continuing Lien on and security interest in the following (exclusive of Excluded Distributions as defined below):

                  (a) the Ownership Interests and all substitutions therefor and replacements thereof, and all rights related thereto, including, without limitation, the right to request that the Ownership Interests be registered in the name of the Administrative Agent, or any of its nominees and of all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Ownership Interests (except for distributions which are permitted under the Loan Agreement); and

                  (b) all proceeds of any and all of the foregoing; in each case, whether now owned or hereafter acquired by the Pledgor, howsoever its interest therein may arise or appear (whether beneficially or of record and whether by ownership, security interest, claim or otherwise).

         It is the intention of the parties hereto that beneficial ownership of the Ownership Interests, including, without limitation, all distributions and all voting, consensual and distribution rights, shall remain in the Pledgor and shall be exercised by it alone until the occurrence and during the continuance of an Event of Default and until the Administrative Agent shall notify the Pledgor of the Administrative Agent's exercise, on behalf of the Secured Parties, of voting, consensual and distribution rights to the Ownership Interests pursuant to Section 16 of this Agreement; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent hereby agrees for itself and the other Secured Parties and for the express benefit of the Borrower, BCC LP, the Pledgor, BCI (USA), LLC (together with its successors and assignors, the "Manager") and the partners of BCC LP from time to time, and their successors and assigns (collectively, the "Beneficiaries") that, (i) the Borrower and the Pledgor shall be entitled at all times for so long as the Manager directly or indirectly manages the Borrower, including during a Default or Event of Default, to distribute and cause the distributions from the Borrower of, amounts that will be payable to the Manager (directly or as a further distribution through BCC LP) that constitute operating expenses in accordance with GAAP, (which amounts are referred to herein as the "Excluded Distribution") and (ii) Excluded Distributions are not subject to the Lien hereunder in favor of the Administrative Agent. The parties hereto agree that the provisions of this Section 2 may not be modified or amended without the written consent of the Manager.

         3. Administrative Agent Attorney-in-Fact. The Pledgor hereby constitutes and appoints the Administrative Agent as its true and lawful attorney-in-fact, in its name and stead, but only during the continuance of an Event of Default: (a) to collect any and all distributions of cash and other assets due the Pledgor from the Borrower, and (b) to use such measures, legal or equitable, as in its discretion may be deemed necessary or appropriate to enforce the payment thereof to the Administrative Agent and the Lenders. The power of attorney hereby created is coupled with an interest and is irrevocable so long as any of the Obligations shall remain unpaid or any of the Lenders shall have any obligation to make Advances under the Loan Agreement regardless of whether or not the conditions precedent to any such Advances have been or can be fulfilled.

         4. Application of Distributions. Except as provided above with respect to the Excluded Distributions, during the continuance of an Event of Default, the Administrative Agent is hereby granted full irrevocable power and authority to hold, use and apply all cash and non-cash distributions (together with all interest earned thereon) in partial payment of the Obligations and may convert any such non-cash distributions to cash and apply the proceeds thereof as well as any cash distributions (a) in partial payment of the Obligations and (b) in payment of charges or expenses incurred by the Secured Parties, or any of them, in connection with any and all things which the Secured Parties, or any of them, may do or cause to be done hereunder.

         5. Responsibilities of Administrative Agent and Lenders. None of the Secured Parties shall in any way be responsible for any failure to do any or all of the things for which rights, interests, power and authority are herein granted. The Secured Parties shall be responsible only for the application of such cash or other property as it actually receives under the terms hereof; provided, that the failure of the Administrative Agent to do any of the things or exercise any of the rights, interests, powers and authorities hereunder shall not be construed to be a waiver of any such rights, interests, powers and authorities.

         6. Representations and Warranties. The Pledgor hereby represents and warrants to each of the Secured Parties as follows: (a) except for the security interest created hereby, the Pledgor is the legal and beneficial owner of the Ownership Interests, free and clear of all Liens; (b) all Ownership Interests have been duly authorized and validly issued, and constitute one hundred percent (100%) of the membership interests in the Borrower; (c) the Pledgor has the unencumbered right and power to pledge the Ownership Interests as provided herein; (d) so long as the Secured Parties retain possession of the certificate representing the Ownership Interests, all actions necessary to perfect, establish the first priority of, or otherwise protect, the security interest of the Secured Parties in the Ownership Interests have been duly taken, except for the filing of applicable financing statements; (e) subject to giving certain notices prior to the execution of the Liens on the Ownership Interests, the Federal Communications Act of 1934, as amended, and certain rights and regulations of the FCC, and any applicable laws or regulations regarding a change in control of the Borrower or its Subsidiaries, and subject to compliance with applicable state and federal securities laws, the exercise by the Administrative Agent, on behalf of the Secured Parties, of its or their rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties; (f) no authorization or approval or other action by, and no notice to or filing with, any court, agency, department, commission, board, bureau or instrumentality of the United States or any state or other political subdivision thereof or regulatory body, or any other third party, except as has previously been obtained, is required either (i) for the pledge and assignment hereunder by the Pledgor of, or the grant by the Pledgor of the Lien and security interest created hereby in the Ownership Interests, or (ii) for the exercise by the Administrative Agent of its rights and remedies hereunder, except as may be required in respect of any such exercise by laws affecting the offering and sale of securities generally or by any Applicable Law and policies promulgated thereunder and state laws and regulations and the other laws and regulations mentioned in clause (e) above; and (g) this Agreement creates a valid Lien and security interest in favor of the Administrative Agent, on behalf of the Secured Parties, in the Ownership Interests, as security for the Obligations.

         7. Covenants. So long as any of the Obligations remain outstanding and the Lenders have any obligation to make additional Loans to the Pledgor, the Pledgor shall not: (a) convey any of the Ownership Interests in any manner whatsoever, or consent to the admission of any new member or consent to any change in the business of the Borrower except as described in the Loan Agreement; (b) create or permit to exist any mortgage, pledge, lien, charge or other encumbrance upon or with respect to the Ownership Interests or any funds or property constituting a part thereof, other than the lien and security interest created hereunder in favor of the Administrative Agent, on behalf of the Secured Parties or any other Permitted Lien; (c) consent to any modification of or amendment to the operating agreement for the Borrower, which is material and adverse to the Lenders; (d) incur any Indebtedness for Money Borrowed except as described in Section 8 below; (e) take any action with respect to Ownership Interests which would constitute a Default or an Event of Default; or (f) cause, permit or allow the Borrower to be dissolved or liquidated or to acquire, be acquired by, merged or consolidated into or with any other Person except as permitted under the Loan Agreement.

         8. Indebtedness of Pledgor. The Pledgor agrees that it shall not incur any Indebtedness for Money Borrowed other than Indebtedness for Money Borrowed incurred in accordance with Section 8.1(o) of the Loan Agreement.

         9.       Indemnity and Expenses.

                  (a) Except with respect to (i) any decrease in the principal amount of the Loans or (ii) loss of interest payable to the Secured Parties pursuant to the terms of the Loan Agreement, the Pledgor hereby agrees to indemnify the Secured Parties, or any of them, from and against any and all reasonable claims, losses and liabilities growing out of or resulting from exercising rights pursuant to this Agreement in connection with the enforcement of this Agreement during the continuance of an Event of Default, except to the extent such claims, losses or liabilities result from the gross negligence or willful misconduct of any Secured Party.

                  (b) The Pledgor will, within thirty (30) days after demand from the Administrative Agent (supported by invoices in reasonable detail), pay to the Administrative Agent the amount of any and all reasonable expenses, including the disbursements and reasonable fees of the Administrative Agent's counsel and of any experts, consultants and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement; or
(ii) the exercise or enforcement of any of the rights of the Secured Parties hereunder; or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

         10. Additional Collateral Securities. In the event that, during the term of this Agreement:

                  (a) any reclassification, readjustment, or other change is declared or made with respect to any of the Ownership Interests (including, without limitation, any certificate representing distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of interests, spinoff, split-off or otherwise), promissory notes or other instruments is received from the Pledgor, by virtue of its being or having been an owner of any Ownership Interests, all new, substituted and additional interests, promissory notes, instruments or other securities issued by reason of any such change and received by the Pledgor or to which the Pledgor shall be entitled shall be immediately pledged to the Administrative Agent, together with any necessary endorsement or assignments endorsed in blank by the Pledgor, and shall thereupon constitute Ownership Interests to be subject to the Liens of the Administrative Agent, on behalf of the Secured Parties, as Ownership Interests under the terms of this Agreement;

                  (b) all new interests or other securities acquired by any Pledgor shall be immediately pledged to the Administrative Agent and shall thereupon constitute Ownership Interests, to be encumbered by the Administrative Agent, on behalf of the Secured Parties, as Ownership Interests under the terms of this Agreement; and

              (c) any distribution payable in securities or property other than cash, or other distribution in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, is received by the Pledgor, by virtue of its being or having been an owner of any Ownership Interests, the Pledgor shall receive such payment or distribution in trust, for the benefit of the Secured Parties, shall segregate same from the Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received, with any necessary endorsement or assignments duly executed in blank, to be encumbered by the Administrative Agent, on behalf of the Secured Parties, as Ownership Interests hereunder.

         11. Default. In the event of the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may sell, transfer or otherwise dispose of the Ownership Interests or any interest or right therein or any part thereof after ten (10) Business Days' prior written notice to the Pledgor, in one or more parcels, at the same or different times, at a public or private sale, or may make any other commercially reasonable disposition of the Ownership Interests or any portion thereof. The Secured Parties may, in accordance with the applicable provisions of the Uniform Commercial Code as in effect in the applicable jurisdiction, purchase the Ownership Interests or any portion thereof at any foreclosure sale. The proceeds of the sale or other disposition shall be applied to the Obligations in such order as set forth in the Loan Agreement. Any remaining proceeds shall be paid over to the Pledgor or others as provided by law.

         12. Disposition of Ownership Interests by the Administrative Agent. To the extent that the Ownership Interests are not registered under the various federal or state securities acts, the disposition thereof after the occurrence and during the continuance of an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration; the Pledgor understands that, upon such disposition, the Administrative Agent, on behalf of the Secured Parties, may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Ownership Interests than if the Ownership Interests were registered pursuant to federal and state securities legislation and sold on the open market. The Ownership Interests are not, as of the date of this Agreement, registered under the various federal and state securities laws. The Pledgor, therefore, agrees that:

              (a) if the Administrative Agent, on behalf of the Secured Parties, shall, pursuant to the terms of this Agreement, sell or cause the Ownership Interests or any portion thereof to be sold at a private sale, the Secured Parties shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares or obligations of companies or entities in the same or similar business as the issuing company or entity, which brokerage or investment firm shall have reviewed financial data and other information available to the Secured Parties pertaining to the Pledgor and its Subsidiaries (but shall not be obligated to seek such advice, and the failure to do so shall not be considered in determining the commercial reasonableness of the Administrative Agent's action) as to the best manner in which to expose the Ownership Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and

              (b) such reliance shall be conclusive evidence that the Secured Parties have handled such disposition in a commercially reasonable manner.

         13. Additional Rights of Secured Parties. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of the Secured Parties, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in the applicable jurisdiction, and such other rights or remedies which it may have at law or in equity.

         14. Termination and Release. Upon the payment in full of the Obligations then due and payable and cancellation of the Commitments under the Loan Agreement, the Lien granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary to terminate and release permanently the security interest in the Ownership Interests granted to the Administrative Agent, on behalf of Secured Parties hereunder, and any financing statements filed in connection herewith, and to cause the Ownership Interests and any instrument of transfer previously delivered to the Administrative Agent to be delivered to the Pledgor, all at the cost and expense of the Pledgor.

         15. Pledgor's Obligations Absolute.

             (a) The obligations of the Pledgor under this Agreement shall be direct and immediate and not be conditional or contingent upon the pursuit of any other remedies against the Pledgor, or any other Person, nor against other security or Liens available to any Secured Party or its or their respective successors, assigns or agents. The Pledgor waives any right to require that an action be brought against any other Person or to require that any Secured Party resort to any security or to any balance of any deposit account or credit on the books of any Lender in favor of any other Person or to require resort to rights or remedies hereunder prior to the exercise of any other rights or remedies of the Secured Parties in connection with the Loans.

             (b) The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by: (i) any bankruptcy, insolvency, reorganization, arrangements, readjustment, composition, liquidation or the like of the Pledgor or any of its Subsidiaries; (ii) any exercise or non-exercise or any waiver by the Secured Parties of any rights, remedy, power or privilege under or in respect of the Obligations, this Agreement, the Loan Agreement, or any other document executed in connection therewith, or any security for any of the Obligations (other than this Agreement);

or (iii) any amendment to or modification of the Obligations, this Agreement, the Loan Agreement or any other document executed in connection therewith or any security for any of the Obligations (other than this Agreement), whether or not any Pledgor shall have notice or knowledge of any of the foregoing, but nothing contained herein shall be deemed to authorize the amendment of any such documents to which any Pledgor is a party without the Pledgor's written agreement.

         16. Voting Rights. Upon the occurrence and during the continuance of an Event of Default, (a) the Administrative Agent may, upon ten (10) Business Days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights and all other ownership or consensual rights of, or with respect to, the Ownership Interests, except in respect of Excluded Distributions to the extent the Manager performs management services, but under no circumstances is the Administrative Agent obligated to exercise such rights, and (b) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the tenth (10th) Business Day following the giving of notice by the Administrative Agent as provided in Section 17 hereof, as the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Ownership Interests in any manner the Administrative Agent deems advisable, consistent with the provisions of the Loan Agreement, for or against all matters submitted or which may be submitted to a vote of members; provided that, until such occurrence and during the continuance of an Event of Default and the giving of the aforesaid notice by the Administrative Agent, the Pledgor shall retain all voting rights to its Ownership Interests.

         17. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in the manner prescribed in
Section 11.1 of the Loan Agreement. Notice of change of address for notice shall also be governed by that Section. Notices given to the Pledgor shall be addressed to the Pledgor in care of the Borrower at the Borrower's address in
Section 11.1 of the Loan Agreement. Notices given to any Secured Party shall be addressed as provided in Section 11.1 of the Loan Agreement.

         18. Security Ownership Interests Absolute. All rights of the Secured Parties and all security interests and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Loan Agreement, the Notes, or any other documents executed and delivered in connection therewith; (b) any change in the time, manner or place of payment of, or any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, the Notes, or any other document executed or delivered in connection therewith; (c) any increase in, addition to, exchange or release of, or non-perfection of any lien on or security interest in any other collateral or any release of, amendment of, waiver of, consent to or departure from any security document or guaranty, for all or any of the Obligations; or
(d) the absence of any action on the part of the Secured Parties to obtain payment or performance of the Obligations from any other loan party.

         19. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire Agreement among the Pledgor and the Administrative Agent, on behalf of the Secured Parties, with respect to the subject matter hereof, and may not be modified except by a writing executed by the Administrative Agent and delivered by the Administrative Agent to the Pledgor, and no waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be binding upon the Pledgor and its respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns.

         20. Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of this Agreement.

         21. Miscellaneous. No failure to exercise, and no delay in exercising, any right hereunder or under any of the other documents executed by any Pledgor in connection herewith, held by the Secured Parties, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or future exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties provided herein and in the other documents executed in connection herewith are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights and remedies of the Secured Parties hereunder or under any other documents executed in connection herewith against any party thereto are not conditional or contingent on any attempt by the Secured Parties to exercise any of its or their rights under any other documents executed in connection herewith against such party or against any other Person.

         22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

         23. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Secured Parties with respect to the Licenses (or any pledged Collateral relating to such Licenses) or any license of the FCC or the Ownership Interests, unless and until all requirements of Applicable Law, including, without limitation, any state law, or any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Pledgor covenants that upon request of the Administrative Agent, after and during the continuance of an Event of Default, it will cause to be filed such applications and take such other action as may be requested by the Administrative Agent to obtain consent or approval of the FCC or any governmental or other authority which has granted any License to the Pledgor to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Federal Communications Act of 1934. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Pledgor, in its name and stead, to execute and file, upon the occurrence and during the continuance of an Event of Default after ten (10) Business Days' prior notice to the Pledgor, all necessary applications with the FCC and with any governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, respectively, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

         24. Registration of Assignment. The registrar for the Ownership Interests shall be the Borrower (the "Registrar"). The registration records of each of the issuers of the Ownership Interests which are maintained by and in the possession of the Registrar (the "Registration Books") are the only records maintained to evidence the ownership and transfer of ownership or other interests, including security interests, in the Ownership interests. There is no registration of record or to the knowledge of the Pledgor, any claim with respect thereto, of any Lien on the Ownership Interests, other than the Lien set forth herein. The assignment granted in the Ownership Interests hereby has been duly entered in the Registration Books maintained for such purpose by the Registrar and the Registrar has delivered to the Administrative Agent its certificate of even date herewith to such effect. The Registrar shall not cause, suffer or permit to occur any transfer of record of the Ownership Interests or any interest therein except in accordance with the prior written consent of the Administrative Agent. Upon receipt of written notice by the Administrative Agent that an Event of Default has occurred and is continuing and that all or any part of the Ownership Interests or any interest therein have been sold, assigned or otherwise disposed of by the Secured Parties in accordance with the terms hereof, and identifying the interests so assigned, the Registrar shall forthwith cause the Ownership Interests to be re-registered as appropriate to duly reflect of record such transfers. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor registrar shall provide to the Administrative Agent its agreement to be bound by the terms and conditions herein.

         25. Further Assurances. The Pledgor agrees from time to time to execute and deliver any and all assignments or other forms or documents or further assurances and to take such other actions that the Administrative Agent may reasonably deem necessary or appropriate from time to time to assign the Notes or proceeds thereof to the Administrative Agent, for itself and for the benefit of the Lenders, or to preserve and maintain the security interest provided for hereby.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized signatories, as of the day and year first above written.


PLEDGOR:                                BRESNAN COMMUNICATIONS GROUP LLC

                                        By BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP, its sole member

                                        By BCI (USA), LLC, its general partner

                                        By Bresnan Communications, Inc., its
                                        managing member


                                        By:
                                           -------------------------------------

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

ADMINISTRATIVE AGENT:                   TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent for itself and on
                                        behalf of the Lenders


                                        By:
                                           -------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   SCHEDULE 1

                  DESCRIPTION OF PLEDGOR'S OWNERSHIP INTERESTS


                                Interests Pledged

                                                     Percentage of Pledgor's
                Company Owned                      Ownership Interests Pledged
                -------------                      ---------------------------

Bresnan Telecommunications Company LLC                        100%

                      RECEIPT AND CERTIFICATE OF REGISTRAR


         The undersigned hereby certifies, acknowledges and agrees as follows to and with TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders (as defined therein) parties to the Loan Agreement dated as of February 2, 1999 (as amended, modified or supplemented from time to time (the "Loan Agreement") by and among Bresnan Telecommunications Company LLC, such Lenders and the Administrative Agent:

         1. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. The undersigned is the duly authorized and acting Registrar and as such has sole custody of and is solely responsible for the Registration Books for Bresnan Telecommunications Company LLC (the "Company");

         3. The Pledgor is the sole member of the Company and its interests in the Company (the "Pledged Interests") are reflected as such on the Registration Books. As of the date hereof, Schedule 1 hereto sets forth the Pledged Interests being 100% of all member interests in the Company.

         4. The undersigned, by execution of this Certificate, acknowledges receipt of irrevocable instructions and direction from the Pledgor contained in the Holdco Pledge Agreement and herein, acknowledged and agreed to by the Company (a) to register on the Registration Books for the Company, the Lien in favor of the Administrative Agent for the benefit of the Secured Parties upon the Pledged Interests as an assignment and security interest therein (the "Registered Assignment") as provided in the Holdco Pledge Agreement and (b) to otherwise fully comply with the other provisions herein contained. The execution of this Certificate and the Holdco Pledge Agreement by the Pledgor and the Company shall constitute such irrevocable instructions and direction.

         5. The Registered Assignment on the Pledged Interests has been duly registered of record on the Registration Books of the Company. There is no registration of record of, or to the knowledge of the Registrar any claim with respect to, any Lien or other interest or restriction of transfer on the Pledged Interests, other than the Registered Assignment.

         6. The Registrar will not cause, suffer or permit to occur any transfer of record of (a) the Pledged Interests or any interest therein, or (b) any other interest in the Company the effect of which transfer would be to lessen the percentage interest in the Company of the Pledged Interests as specified in paragraph 3 above, except in accordance with the prior written consent or as provided below, at the direction of the Administrative Agent.

         7. Upon receipt of written notice from the Administrative Agent that an Event of Default has occurred and that all or any part of the Pledged Interests or any interest therein has been sold, assigned or otherwise transferred by such holder pursuant to the Loan Documents, and identifying the Administrative Agent and the interest or interests assigned, the Registrar shall forthwith cause the Registration Books for the Company to be duly noted to reflect each of such transfers of record.

         8. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor Registrar shall provide the Administrative Agent its written irrevocable acknowledgement of each of the above undertakings.

         Upon the payment in full of the Obligations then due and the termination of the Commitments under the Loan Agreement, the Administrative Agent shall instruct the Registrar to remove the Registered Assignment from the register and take such other action as the Pledgor may reasonably request and at its expense.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Done this the ___ day of February, 1999.

                                    REGISTRAR:

                                    BRESNAN TELECOMMUNICATIONS COMPANY LLC, as
                                    Registrar

                                    By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                                    By BRESNAN COMMUNICATIONS COMPANY LIMITED
                                    PARTNERSHIP, its managing member

                                    By BCI (USA), LLC, its general partner

                                    By Bresnan Communications, Inc., its
                                    managing member


                                    By:
                                       -----------------------------------------

                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------
Acknowledged and Agreed to this
____ day of February, 1999.

BRESNAN COMMUNICATIONS
GROUP LLC, its managing member

By BRESNAN COMMUNICATIONS
COMPANY LIMITED PARTNERSHIP, its
managing member

By BCI (USA), LLC, its general partner

By Bresnan Communications, Inc.,
its managing member


By:
   ----------------------------------------

      Name:
           --------------------------------
      Title:
            -------------------------------

                                    EXHIBIT H

                FORM OF NOTICE OF INCREMENTAL FACILITY COMMITMENT


         BRESNAN TELECOMMUNICATIONS COMPANY LLC, a Delaware limited liability company (the "Borrower"), in connection with that certain Loan Agreement (the "Loan Agreement") dated as of February 2, 1999 (as amended, modified or supplemented from time to time, the "Loan Agreement") by and among the Borrower, the Lenders signatory thereto (collectively, together with any other financial institutions which hereafter become 'Lenders' under the Loan Agreement, the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for the Lenders, hereby certifies that:

         1. The Borrower has obtained an agreement to provide an Incremental Facility Commitment in the aggregate amount of ______________________________________ AND ____/100 DOLLARS ($__________) from the Lenders set forth in Schedule 1 attached hereto in such amounts as set forth in Schedule 1 attached hereto. The terms for repayment of the Incremental Facility Commitment are set forth on Schedule 2 attached hereto.

         2. All of the representations and warranties of the Borrower made under the Loan Agreement (including, without limitation, all representations and warranties with respect to the Borrower's Restricted Subsidiaries) are as of the date hereof, and will be as of the effective date of such Incremental Facility Commitment, true and correct in all material respects, except to the extent previously fulfilled, to the extent subsequently inapplicable or to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

         3. There does not exist, as of this date, and there will not exist after giving effect to the Incremental Facility Commitment, any Default under the Loan Agreement.

         4. Attached hereto as Exhibit A are revised projections which demonstrate the Borrower's ability to timely repay any Incremental Facility Advances advanced under the Incremental Facility Commitment and to timely comply with the covenants contained in Sections 7.8, 7.9, 7.10, and 7.11 of the Loan Agreement.

         Capitalized terms used in this Notice of Incremental Facility Commitment and not otherwise defined herein are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, the Borrower, acting through an Authorized Signatory, has signed this Notice of Incremental Facility Commitment as of the ___ day of ________, ____.


                                        BRESNAN TELECOMMUNICATIONS COMPANY LLC

                                        By BRESNAN COMMUNICATIONS GROUP LLC,
                                        its managing member

                                        By BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP, its managing member


                                        By BCI (USA), LLC, its general partner

                                        By Bresnan Communications, Inc., its
                                        managing member


                                        By:
                                           -------------------------------------
                                              Title:
                                                    ----------------------------

                                    EXHIBIT I

                           Existing Subordinated Debt




                      [To Be Completed Prior to Execution]

                                    EXHIBIT J

                           FORM OF SUBSIDIARY GUARANTY

         THIS SUBSIDIARY GUARANTY (this "Guaranty") is issued as of this ____day of ____________, 1999 by _____________________, a _________________ (the
"Guarantor") in favor of the Credit Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Loan Agreement dated as of February 2, 1999 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among Bresnan Telecommunications Company LLC, a Delaware limited liability company (the "Borrower"), the Lenders (as defined therein) and Toronto Dominion (Texas), Inc., as administrative agent (in such capacity, and together with any successor administrative agent thereunder, the "Administrative Agent" and collectively with the Lenders, the "Credit Parties"), the Lenders have agreed to make loans to the Borrower; and

         WHEREAS, the Guarantor is a Restricted Subsidiary of the Borrower; and

         WHEREAS, the Borrower and the Guarantor are mutually dependent on each other in the conduct of their respective businesses as an integrated operation; and

         WHEREAS, the Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, the Guarantor; and

         WHEREAS, as set forth in the Loan Agreement, the Guarantor has agreed to execute this Guaranty (the "Guaranty") guaranteeing the payment and performance by the Borrower of the Obligations (as defined below) and covenants under the Notes, the Loan Agreement and the other documents and instruments executed by the Borrower (the Loan Agreement, the Notes and the other documents and instruments executed by the Borrower in connection therewith, as they may be amended, modified or extended from time to time being hereinafter referred to as the "Guaranteed Agreements");

         NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby guarantees to the Credit Parties the full and prompt payment of the Obligations (as defined in the Loan Agreement), including any interest thereon (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against the Borrower, whether or not allowed in such proceeding), plus reasonable, actual attorneys' fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom.

         The Guarantor and Credit Parties, hereby further agree that:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

         2. Guaranty Absolute. Regardless of whether any proposed guarantor or any other Person or Persons is or are or shall become in any other way responsible to the Credit Parties, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Credit Parties, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, the Guarantor hereby declares and agrees that this Guaranty shall be a continuing guaranty and shall be operative and binding until the earlier of such time as (a) the Obligations shall have been paid or performed in full and none of the Lenders shall be under any further obligation to make any additional Advances to the Borrower under the Loan Agreement, or (b) the Guarantor shall have satisfied all of its obligations under this Guaranty.

         3. Integration. Upon this Guaranty's being executed and coming into the hands of the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantor and shall not be subject to or affected by any prior or concurrent promise or condition affecting or limiting the Guarantor's liability, and no statement, representation, agreement or promise heretofore made on the part of the Credit Parties, the Borrower, or any of them, or any officer, employee or agent thereof unless contained herein forms any part of this Guaranty or has induced the making thereof or shall be deemed in any way to affect the Guarantor's liability hereunder.

         4. Amendment and Waiver. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

         5. Dealings With Borrower, Etc. The Credit Parties, or any of them, may from time to time, without exonerating or releasing the Guarantor in any way under this Guaranty, (a) take such further or other security or securities for the Obligations or any part thereof as the Credit Parties may deem proper, or
(b) release, discharge, abandon or otherwise deal with or fail to deal with any other guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Credit Parties, or any of them, or (c) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Credit Parties may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of Paragraph 6 hereof, it is understood that the Credit Parties, or any of them, may, without exonerating or releasing the Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, and with or without notice, all as the Credit Parties may deem expedient. Without limiting the generality of the foregoing, or of Paragraph 6 hereof, it is understood that the Credit Parties, or any of them, may, without exonerating or releasing the Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Credit Parties, or any of them, may deem expedient, consistent with the Loan Agreement, all without notice to the Guarantor, except as required by Applicable Law.

         6. Guaranty Unconditional. The Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantor and the Credit Parties that the covenants, agreements and all liabilities and obligations of the Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, the Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, the Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Credit Parties, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Credit Parties, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor or by reason of any further dealings between the Borrower on the one hand and the Credit Parties, or any of them, on the other hand or any other guarantor or surety, and the Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

         7. Setoff. The Credit Parties may, without demand or notice of any kind upon or to the Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by the Guarantor, if the Borrower shall not have timely paid any of the Obligations after the lapse of any applicable cure period, appropriate and apply to any portion of the Obligations hereby guaranteed, and in such order of application as the Credit Parties may from time to time elect, any property, balances, credit accounts or moneys of the Guarantor in the possession of the Credit Parties, or any of them, or under any of their control for any purpose.

         8. Loans In Excess of Maximum Guaranteed Amount. The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to the Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Credit Parties herein. The Guarantor agrees that the obligations guaranteed hereunder may at any time and from time to time exceed the Maximum Guaranteed Amount of the Guarantor, without impairing its liability under this Guaranty or affecting the rights and remedies of the Credit Parties hereunder. Anything in this Guaranty to the contrary notwithstanding, it is the intention of the Guarantor and the Credit Parties, that the Guarantor's obligations hereunder shall be, but not in excess of, the Maximum Guaranteed Amount. The "Maximum Guaranteed Amount" shall mean the greater of (a) the amount of economic benefit received (directly or indirectly) by the Guarantor pursuant to the Loan Agreement, and (b) the maximum amount which could be paid out by the Guarantor without rendering this Guaranty void or voidable under Applicable Law including, without limitation, (i) Title 11 of the United States Code, as amended, and (ii) applicable state law regarding fraudulent conveyances.

         9. Bankruptcy of Borrower. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or of any surety or guarantor other than the Guarantor for any Obligations of the Borrower to the Credit Parties, the Credit Parties' rights against the Guarantor shall not be affected or impaired by any Credit Party's omission to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Credit Parties may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Credit Parties, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Credit Parties of the Guarantor.

         10. Application of Payments. Any amount received by the Credit Parties, or any of them, from whatsoever source and applied toward the payment of the Obligations shall be applied in such order of application as is set forth in the Loan Agreement.

         11. Waivers of Guarantor. The Guarantor hereby expressly waives: (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing and (e) all rights of subrogation, indemnification, contribution and reimbursement from the Borrower, all rights to enforce any remedy which the Credit Parties, or any of them, may have against the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by any of the Credit Parties in respect of the Obligations, even upon payment in full of the Obligations, except to the extent such waiver would be expressly prohibited by Applicable Law. Any money received by the Guarantor in violation of this Section shall be held in trust by the Guarantor for the benefit of the Credit Parties. If a claim is ever made upon any of the Credit Parties for the repayment or recovery of any amount or amounts received by such Person in payment of any of the Obligations and such Person repays all or part of such amount by reason of (A) any judgment, decree or order of any court or administrative body having jurisdiction over such Person or any of its property or (B) any settlement or compromise of any such claim effected by such Person with any such claimant, including the Borrower, then in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and the Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

         12. Assignment of Obligations. The Credit Parties may each, to the extent permitted under the Loan Agreement, and without notice of any kind, sell, assign or transfer all or any part of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Credit Parties shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of the Credit Parties, as to so much of the Obligations as the Credit Parties have not sold, assigned or transferred.

         13. Remedies Cumulative. No delay by the Credit Parties, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Credit Parties, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Credit Parties, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower, to the Credit Parties, notwithstanding any right or power of any third party, individually or in the name of the Borrower, the Credit Parties, or any of them, to assert any claim or defense as to the invalidity or unenforceability of any such Obligations, and no such claim or defense shall impair or affect the obligations of the Guarantor hereunder.

         14. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Credit Parties. The Guarantor shall not assign its rights or obligations under this Guaranty without the prior written consent of the Credit Parties.

         15. Guaranty of Payment; Notices. This is a guaranty of payment not of collection. In the event the Credit Parties, or any of them, make a demand upon the

Guarantor under this Guaranty, whether or not made through the Administrative Agent, such Guarantor shall be held and bound to the Credit Parties directly as debtor in respect of the payment of the amounts hereby guaranteed. All costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Credit Parties, or any of them, in obtaining performance of or collecting payments due under this Guaranty to the extent permitted by the Loan Agreement, shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Credit Parties, or any of them, may wish to give shall be served upon the Guarantor in the fashion prescribed for notices in Section 11.1 of the Loan Agreement in care of the Borrower, and the notice so sent shall be deemed to be served as set forth in Section 11.1 of the Loan Agreement.

         16. Loans Benefit Guarantor. The Guarantor expressly represents and acknowledges that any financial accommodations by the Credit Parties, or any of them, to the Borrower, including without limitation the extension of the Loans, are and will be of direct interest, benefit and advantage to the Guarantor.

         17. Inspections; Records. The Guarantor covenants and agrees that so long as any amount is owing on account of the Loans, the Notes, or otherwise pursuant to this Guaranty, the Guarantor shall permit representatives of the Credit Parties to visit and inspect properties of the Guarantor during reasonable hours, inspect the Guarantor's books and records and discuss with the principal officers of the Guarantor its businesses, assets, liabilities, financial positions, results of operations and business prospects.

         18. Solvency. The Guarantor expressly represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by the Loan Agreement (a) the property of the Guarantor, at a fair valuation, will exceed its debt; (b) the capital of the Guarantor will not be unreasonably small to conduct its business; (c) the Guarantor will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (d) the present fair salable value of the assets of the Guarantor will be materially greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section 18, "debt" means any liability on a claim, and "claim" means (A) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (B) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

         19. Jurisdiction and Venue. If any action or proceeding shall be brought by the Administrative Agent in order to enforce any right or remedy under this Guaranty, the Guarantor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Guaranty. The Guarantor hereby agrees, to the extent permitted by Applicable Law that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower, as set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Guarantor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

         20. Waiver of Jury Trial. The Guarantor waives any right to a trial by jury in any proceeding arising out of this Guaranty.

         21. Time of the Essence. Time is of the essence with regard to the Guarantor's performance of its obligations hereunder.

         22. Ratifications. The Guarantor hereby ratifies and affirms each representation, warranty, covenant and other agreement made on its behalf by the Borrower in the Loan Agreement.

         23. Governing Law. This Guaranty shall be construed in accordance with the laws of the State of New York.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.


GUARANTOR:                          BRESNAN TELEPHONE OF MICHIGAN, L.L.C.

                                    By BRESNAN TELECOMMUNICATIONS COMPANY LLC, its managing member

                                    By BRESNAN COMMUNICATIONS GROUP LLC, its managing member

                                    By BRESNAN COMMUNICATIONS COMPANY LIMITED
                                    PARTNERSHIP, its managing member

                                    By BCI (USA), LLC, its general partner

                                    By Bresnan Communications, Inc., its
                                    managing member


                                    By:
                                       -----------------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT K

                       FORM OF BORROWER'S LOAN CERTIFICATE

                     BRESNAN TELECOMMUNICATIONS COMPANY LLC


         I, __________________, do hereby certify that I am the duly elected and qualified _______________ of Bresnan Communications, Inc., a New York corporation. In connection with that certain Loan Agreement of even date herewith (the "Loan Agreement") among the Borrower, the Lenders signatories thereto (collectively, the "Lenders") and Toronto Dominion (Texas), Inc. as administrative agent (the "Administrative Agent") for the Lenders, I hereby certify, on behalf of the Borrower, that:

         (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Formation of the Borrower, together with all amendments thereto, certified by the Secretary of State for the State of Delaware as of recent date, which is in full force and effect on the date hereof.

         (2) Attached hereto as Exhibit B is a true, complete and correct copy of the Operating Agreement of the Borrower, together with all amendments thereto, which is in full force and effect on the date hereof.

         (3) Attached hereto as Exhibit C is a true, complete and correct copy of the corporate resolutions of the Manager (the "Resolutions") and a true, complete and correct copy of the consent of the members of the Borrower. The Resolutions remain in full force and effect and without modification in any respect.

         (4) Attached hereto as Exhibit D is a true, complete and correct copy of the Articles of Incorporation of the Manager, as amended, certified by the Secretary of State of the State of New York as of recent date, which are in full force and effect on the date hereof.

         (5) Attached hereto as Exhibit E is a true, complete and correct copy of the By-laws of the Manager, together with all amendments thereto, which are in full force and effect on the date hereof.

         (6) Attached hereto as Exhibit F are true, complete and correct copy of a certificate of good standing for the Borrower from the Secretary of State for the State of Delaware, and a true and correct copy of a certificate of good standing for the Manager from the Secretary of State for the State of New York, and for each other jurisdiction in which the Borrower and BCI are qualified to do business. To my knowledge, the Borrower and the Manager have, from the dates of such certificates, remained in good standing under the laws of such states.

         (7) Attached hereto as Exhibit G is a copy of the Partnership Agreement as presently in effect.

         (8) Attached hereto as Exhibit H is a true, complete and correct description of all litigation pending or, to the best of my knowledge, threatened against the Borrower.

         (9) The following persons are hereby designated by the Borrower as Authorized Signatories of the Borrower, and set forth opposite their respective names below are their genuine signatures:

         Name                           Title                         Signature

------------------------------------   -----------------------------  ----------

------------------------------------   -----------------------------  ----------

------------------------------------   -----------------------------  ----------

------------------------------------   -----------------------------  ----------

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, I have signed this Certificate this ____ day of February, 1999.

                                        BRESNAN COMMUNICATIONS GROUP LLC

                                        By BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP, its sole member

                                        By BCI (USA), LLC, its general partner

                                        By Bresnan Communications, Inc., its
                                        managing member


                                        By: ____________________________________

                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT L

                         FORM OF HOLDCO LOAN CERTIFICATE

                        BRESNAN COMMUNICATIONS GROUP LLC

         I, __________________, do hereby certify that I am the duly elected and qualified _______________ of BRESNAN COMMUNICATIONS, INC., a New York corporation. In connection with that certain Loan Agreement of even date herewith (the "Loan Agreement") among Bresnan Telecommunications Company LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdco, the Lenders signatories thereto (collectively, the "Lenders"), and Toronto Dominion (Texas), Inc. as administrative agent for the Lenders (the "Administrative Agent"), I hereby certify that:

         (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Formation of Holdco, together with all amendments thereto, certified by the Secretary of State for the State of Delaware as of a recent date, which is in full force and effect on the date hereof.

         (2) Attached hereto as Exhibit B is a true, complete and correct copy of the Operating Agreement of Holdco, together with all amendments thereto, which is in full force and effect on the date hereof.

         (3) Attached hereto as Exhibit C are true, complete and correct copy of a certificate of good standing for Holdco from the Secretary of State for the State of Delaware and for each other jurisdiction in which Holdco qualified to do business. To my knowledge, Holdco has, from the dates of such certificates, remained in good standing under the laws of such states.

         (4) The following persons are hereby designated by Holdco as the Authorized Signatories, each of such persons having been duly elected, and set forth opposite their respective names below are their respective genuine signatures:

         Name                           Title                         Signature

-------------------------------------   ----------------------------   ---------

-------------------------------------   ----------------------------   ---------

-------------------------------------   ----------------------------   ---------

-------------------------------------   ----------------------------   ---------

         (5) To the best of the undersigned's knowledge and after due inquiry, no suit or proceeding for the dissolution or liquidation of Holdco has been instituted or is now threatened.

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, I have signed this Certificate and this ____ day of February, 1999.


                                        BRESNAN COMMUNICATIONS GROUP LLC

                                        By BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP, its sole member

                                        By BCI (USA), LLC, its general partner

                                        By Bresnan Communications, Inc., its
                                        managing member

                                        By:_____________________________________

                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT O

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Assignment and Assumption Agreement (this "Agreement") is made and entered into as of February, 1999, by and among ______________ (the "Assignor"), _________________ (the "Assignee") and Bresnan Telecommunications Company LLC, a Delaware limited liability company (the "Borrower").

                                    Recitals

         A. The Borrower, the Assignor and certain other lenders (the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") are all parties to that certain Loan Agreement dated as of February 2, 1999 (as amended, modified or supplemented from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, the Lenders have agreed to extend credit to the Borrower under the Commitments, of which the Assignor's portions of the Commitments are the amounts specified in Item 1 of Schedule 1 hereto (the "Assignor's Commitment"). The principal amount of outstanding Loans made by the Assignor to the Borrower pursuant to the Assignor's Commitments are specified in
Item 2 of Schedule 1 hereto (the "Assignor's Loans"). All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

         B. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portions of the Assignor's Commitments specified in Item 3 of Schedule 1 hereto which are equivalent to the percentages of the Assignor's Commitments specified in Item 4 of Schedule 1 (the "Assigned Commitments"), and (ii) the portions of the Assignor's Loans under the Commitments specified in Item 5 of Schedule 1 hereto (the "Assigned Loans").

         The parties agree as follows:

         1. Assignment. Subject to the terms and conditions set forth herein, the Assignor hereby sells and assigns to the Assignee, and the Assignee purchases and assumes from the Assignor, without recourse to the Assignor, on the date set forth above (the "Assignment Date") (a) all right, title, and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Loan Agreement with respect to the Assigned Commitments and Assigned Loans. As full consideration for the sale of the Assigned Loans and the Assigned Commitments, the Assignee shall pay to the Assignor on the Assignment Date such amount as shall have been agreed to between the Assignor and the Assignee (the "Purchase Price").

         2. Consents and Undertaking. The Administrative Agent and the Borrower hereby consent to the assignments made herein (to the extent such consents are required), and the Borrower shall undertake within ten (10) Business Days from written notice of the Assignment Date to provide new Notes to the Administrative Agent, for the benefit of the Assignee and the Assignor, as appropriate to reflect the portions of the Commitments held by each of the Assignee and the Assignor after giving effect to the assignment contemplated by this Agreement. The Assignor agrees on the Business Day following receipt of notice from the Administrative Agent of its receipt of the new Notes, to return its superseded Notes to the Administrative Agent, which shall thereupon transmit the new Notes to the Assignor and the Assignee and the superseded Notes to the Borrower for cancellation.

         3. Representations and Warranties. (a) Each of the Assignor and the Assignee represents and warrants to the other, to the Administrative Agent and to the Borrower that (i) it has full power and legal right to execute and deliver this Agreement and to perform the provisions of this Agreement; (ii) the execution, delivery, and performance of this Agreement have been duly authorized by all necessary action, corporate or otherwise, on its part and do not violate any provisions of its charter or by-laws or any contractual obligations or requirement of law binding on it; and (iii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Assignee represents that its purchase of the Assigned Loan and the Assigned Commitment does not constitute a "prohibited transaction" as defined in
Section 4.1(m) of the Loan Agreement. The Assignor represents that it is the legal and beneficial owner of the interest being assigned, and that such interest is free and clear of any adverse claim.

         (b) The Assignee agrees that it will (i) be bound by the provisions of the Loan Agreement and the other Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Loan Agreement or other Loan Documents are required to be performed by it as Lender and (ii) makes the representations set forth in Section 11.18 of the Loan Agreement for the benefit of the Assignor, Holdco and the Borrower.

         4. Conditions Precedent. The obligations of the Assignor and the Assignee hereunder shall be subject to the fulfillment of the conditions that
(a) the Assignor shall have received payment in full of the Purchase Price and
(b) the Assignor and the Assignee shall have complied with other applicable provisions of Section 11.6(b) of the Loan Agreement.

         5. Notice of Assignment. The Assignor hereby gives notice of the assignment and assumption of the Assigned Loans and the Assigned Commitments to the Administrative Agent and hereby instructs the Borrower to make payments with respect to the Assigned Loans and the Assigned Commitments directly to the Administrative Agent for the benefit of the Assignee as provided in the Loan Agreement; provided, however, that the Borrower and the Administrative Agent shall be entitled to continue to deal solely and directly with the

Assignor in connection with the interests so assigned until (a) the Administrative Agent shall have received a copy of this Agreement duly executed by the Assignor, the Assignee, and the Borrower, and shall have received from the Assignor or Assignee, the assignment fee described in Section 11.6(b)(1)(F) of the Loan Agreement if such fee is required, and (b) the Assignor shall have delivered to the Administrative Agent any Note that shall be subject to such assignment. From and after the date (the "Effective Date") on which the Administrative Agent shall notify the Borrower, the Assignee and the Assignor that (a) and (b) have occurred and all consents (if any) required have been given, the Assignee shall be deemed to be a party to the Loan Agreement and, to the extent that rights and obligations thereunder shall have been assigned to Assignee as provided herein, shall have the rights and obligations of a Lender under the Loan Agreement and the Assignor shall relinquish its rights under the Loan Agreement to such extent. After the Effective Date, and with respect to all such amounts accrued from the Assignment Date, (A) all interest, principal, fees, and other amounts that would otherwise be payable to the Assignor in respect of the Assigned Loans and the Assigned Commitments shall be paid to the Assignee, (B) if the Assignor receives any payment on account of the Assigned Loans or the Assigned Commitments that is payable to the Assignee, the Assignor shall promptly deliver such payment to the Assignee, and (C) if the Assignee receives any payment in respect of Obligations of the Borrower accrued prior to the Effective Date, then Assignee shall pay over the same to Assignor. The Assignee agrees to deliver to the Borrower and the Administrative Agent on or before the Effective Date such Internal Revenue Service forms as may be required to establish that the Assignee is entitled to receive payments under the Loan Agreement without deduction or withholding of tax.

         6. Independent Investigation. The Assignee acknowledges that it is purchasing the Assigned Loans and the Assigned Commitments from the Assignor without recourse and, except as provided in Section 3(a) and Section 4 hereof, without representation or warranty. The Assignee further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with its purchase of the Assigned Loans and the Assigned Commitments and has received copies of all Loan Documents and financial statements and other information that it has requested. Except for the representations or warranties set forth in Section 3(a) and Section 4, the Assignee acknowledges that it is not relying on any representation or warranty of the Assignor, expressed or implied, including without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectibility, interest rate, repayment schedule, or accrual status of the Assigned Loans or the Assigned Commitments, the legality, validity, genuineness, or enforceability of the Loan Agreement, the Notes, or any other Loan Document referred to in or delivered pursuant to the Loan Agreement, or the financial condition or creditworthiness of the Borrower. The Assignor has not acted and will not be acting as either the representative, agent or trustee of the Assignee with respect to matters arising out of or relating to the Loan Agreement or this Agreement. From and after the Effective Date, the Assignor shall have no rights or obligations with respect to the Assigned Loans or the Assigned Commitments.

         7. Method of Payment. All payments to be made by the Assignor or the Assignee party hereunder shall be in funds available at the place of payment on the same day and shall be made by wire transfer to the account designated by the party to receive payment.

         8. Appointment and Authorization. The Assignee hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Loans and in its Notes irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto.

         9. Integration. This Agreement shall supersede any prior agreement or understanding between the parties (other than the Loan Agreement or other Loan Documents) as to the subject matter hereof.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

         11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN NEW YORK.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Assignor and Assignee have executed and delivered this Agreement as of the date first above written.

                                            [ASSIGNOR]


                                            By: _______________________________

                                                     Title: ___________________

                                            [ASSIGNEE]


                                            By: _______________________________

                                                     Title: ___________________


Agreed and Accepted:

BRESNAN TELECOMMUNICATIONS COMPANY LLC

By BRESNAN COMMUNICATIONS GROUP LLC,
its managing member

By BRESNAN COMMUNICATIONS COMPANY
LIMITED PARTNERSHIP, its managing member

By BCI (USA), LLC, its general partner

By Bresnan Communications, Inc.,
its managing member


By: _______________________________

Title: ____________________________

Acknowledged:

TORONTO DOMINION (TEXAS), INC., as Administrative Agent

By: _______________________________

Title: ____________________________

                                   SCHEDULE 1

                                       TO

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                              Loan Agreement among
                     Bresnan Telecommunications Company LLC,
                           the Lenders parties thereto
                                       and
             Toronto Dominion (Texas), Inc., as Administrative Agent
                          Dated as of February 2, 1999

Item 1.       Assignor's Commitments:

                  Facility A Term Loan Commitment                     $
                                                                           ----------------------
                  Facility B Term Loan Commitment                     $
                                                                           ----------------------
                  Revolving Loan Commitment                           $
                                                                           ----------------------

Item 2.       Assignor's Loans Outstanding:

                  with respect to --
                  Facility A Term Loan

                  (a)      Prime Rate Advance                         $    ----------------------

                  (b)      LIBOR Advance                              $    ----------------------

                  Facility B Term Loan
                  (a)      Prime Rate Advance                         $    ----------------------

                  (b)      LIBOR Advance                              $    ----------------------

                  Revolving Loans
                  (a)      Prime Rate Advances                        $    ----------------------

                  (b)      LIBOR Advances                             $    ----------------------

Item 3.       Amount of Assigned Commitments:

                  with respect to --

                  Facility A Term Loan Commitment                     $
                                                                           ----------------------
                  Facility B Term Loan Commitment                     $
                                                                           ----------------------
                  Revolving Loan Commitment                           $
                                                                           ----------------------

Item 4.       Percentage of Commitments Assigned:

                  with respect to --

                  Facility A Term Loan Commitment                     ----------------------    %

                  Facility B Term Loan Commitment                     ----------------------    %

                  Revolving Loan Commitment                           ----------------------    %

Item 5.       Amount of Assigned Loans:

                  with respect to --

                  Facility A Term Loan
                  (a)      Prime Rate Advance                         $    ----------------------

                  (b)      LIBOR Advance                              $    ----------------------

                  Facility B Term Loan
                  (a)      Prime Rate Advance                         $    ----------------------

                  (b)      LIBOR Advance                              $    ----------------------

                  Revolving Loans
                  (a)      Prime Rate Advances                        $    ----------------------

                  (b)      LIBOR Advances                             $    ----------------------

Item 6.       Lending Office of Assignee
              and Address for Notices
              under Loan Agreement                                         ----------------------

                                                                           ----------------------

                                                                           ----------------------

                                                                           ----------------------

                               Notes to Schedule 1


         1. Insert the dollar amount of Assignor's portions of the Commitments prior to assignment.

         2. Insert the total amount of outstanding Loans of Assignor, showing a breakdown by type. Description of the type of Loans should conform to the description in the Loan Agreement.

         3. Insert the dollar amounts of the Assignor's Commitments, including outstanding Loans, being assigned.

         4. Assigned Commitments as of a percentage of total Commitments of all Lenders.

         5. Insert the total amounts of outstanding Loans of Assignor being assigned to Assignee. Description of the type of Loans should be consistent with
Item 2.

         6. Insert the name and address of the lending office of the Assignee.

                                    EXHIBIT P

                             FORM OF BCC LP GUARANTY


         THIS GUARANTY (the "Guaranty") is made as of the ____ day of February, 1999, by BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP, a Michigan Limited Partnership (the "Guarantor"), in favor of the Guarantied Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, Bresnan Telecommunications Company LLC (the "Borrower"), the financial institutions defined as "Lenders" therein, and Toronto Dominion (Texas), Inc., as administrative agent thereunder (the "Administrative Agent") are all parties to that certain Loan Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the " Loan Agreement"); and

         WHEREAS, pursuant to the terms of the Loan Agreement, the Guarantor is required to execute and deliver this Guaranty; and

         WHEREAS, the Borrower is an indirect wholly-owned Subsidiary of the Guarantor; and

         WHEREAS, the Guarantor is dependent, in part, on the Borrower in the conduct of its business as an integrated operation with the Borrower, and Borrower's ability to obtain financing needed from time to time is dependent, in part, on the ability of the Guarantor to supply capital or obtain financing, including, without limitation this Guaranty; and

         WHEREAS, the Guarantor has determined that the Borrower's and the Lenders' performances of the Loan Agreement directly benefit the Guarantor, and to induce the Lenders to enter into the Loan Agreement, the Guarantor has further determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the limited partnership purposes and in the best interests of, the Guarantor; and

         WHEREAS, as a condition to the extension of the Loans by the Lenders and the Administrative Agent (together, the "Guarantied Parties") and to induce the Lenders to enter into and perform the Loan Agreement, the Guarantor has agreed to execute this Guaranty guaranteeing the payment and performance by the Borrower of its obligations and covenants under the Loan Agreement, the Notes and the other Loan Documents (the Loan Agreement, the Notes and the other Loan Documents, as executed on the date hereof and as they may be amended, modified or extended from time to time being hereinafter referred to as the "Guaranteed Agreements"); and

         WHEREAS, capitalized terms used herein and not otherwise defined shall be used as defined in the Loan Agreement;

         NOW, THEREFORE, in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Guarantor hereby unconditionally guarantees to the Guarantied Parties full and prompt payment and performance when due whether at maturity, by acceleration or otherwise of all Obligations under the Loan Agreement (the "Guarantied Obligations"). Each Guarantied Obligation shall rank pari passu with each other Guarantied Obligation.

         The Guarantor hereby further agrees, for the benefit of the Guarantied Parties, that:

         1. Obligations Several. Regardless of whether any proposed guarantor or any other Person or Persons is, are or shall become in any other way responsible to the Guarantied Parties, or any of them, for or in respect of the Guarantied Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Guarantied Parties, or any of them, for the Guarantied Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, the Guarantor hereby declares and agrees that this Guaranty is and shall continue to be a several obligation, shall be a continuing guaranty and shall be operative and binding, and that the Guarantor shall have no right of subrogation with respect to this Guaranty.

         2. Guaranty Final. Upon the execution and delivery of this Guaranty to the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting the Guarantor's liability, and no statement, representation, agreement or promise on the part of the Guarantied Parties, the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Guaranty or has induced the making hereof or shall be deemed in any way to affect the Guarantor's liability hereunder.

         3. Amendment and Waiver. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the Persons against whom enforcement is sought unless made in writing and signed by an authorized officer of such Person.

         4. Dealings with Borrower. The Guarantied Parties, or any of them, may, from time to time, without exonerating or releasing the Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Guarantied Obligations or any part thereof as the Guarantied Parties, or any of them, may deem proper, consistent with the Loan Agreement, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any guarantor of the Guarantied Obligations or any security or securities therefor or any part thereof now or hereafter held by the Guarantied Parties, or any of them, or
(iii) consistent with the Loan Agreement, amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements. Without limiting the generality of the foregoing, or of
Section 5 hereof, it is understood that the Guarantied

Parties, or any of them, may, without exonerating or releasing the Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Guarantied Obligations and accept or make any compositions or arrangements, and realize upon any security for the Guarantied Obligations when, and in such manner, as the Guarantied Parties, or any of them, may deem expedient, consistent with the Loan Agreement, all without notice to the Guarantor, except as required by Applicable Law.

         5. Guaranty Unconditional. The Guarantor acknowledges and agrees that no change in the nature or terms of the Guarantied Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Guarantied Obligations (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantor and the Guarantied Parties that the covenants, agreements and all liabilities and obligations of the Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances.

         6. Set-off. The Guarantied Parties, or any of them, may, without demand or notice of any kind upon or to the Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by the Guarantor, if the Borrower shall not have timely paid or cured its Guarantied Obligations, set off and appropriate any property, balances, credit accounts or moneys of the Guarantor (other than those held in a trust) in the possession of the Guarantied Parties, or any of them, or under the control of any of them for any purpose, which property, balances, credit accounts or moneys shall thereupon be turned over and remitted to the Administrative Agent, to be held and applied to the Guarantied Obligations by the Administrative Agent in accordance with the Loan Agreement, and the Guarantor hereby grants to the Guarantied Parties, a security interest in all such property. The Administrative Agent shall give written notice to the Borrower of the exercise of any of the foregoing rights within one
(1) Business Day following the exercise thereof.

         7. Bankruptcy. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or any Restricted Subsidiary of the Borrower or of any surety or guarantor for the Guarantied Obligations, the rights of the Guarantied Parties, or any of them, against the Guarantor shall not be affected or impaired by the omission of the Guarantied Parties, or any of them, to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Guarantied Parties may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Guarantied Parties, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Guarantied Parties of the Guarantor.

         8. Application of Payments. Any amount received by the Guarantied Parties, or any of them, from whatsoever source and applied toward the payment of the Guarantied

Obligations shall be applied in such order of application as is set forth in the Loan Agreement.

         9. Waivers by Guarantor. The Guarantor hereby expressly waives, to the extent permitted by Applicable Law: (a) notice of acceptance of this Guaranty,
(b) notice of the existence or creation of all or any of the Guarantied Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Guarantied Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing and (e) all rights of subrogation, indemnification, contribution and reimbursement against the Borrower, all rights to enforce any remedy the Guarantied Parties, or any of them, may have against the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Guarantied Parties, or any of them, in respect of the Guarantied Obligations, until payment in full of the Guarantied Obligations. Any money received by the Guarantor in violation of this Section 9 shall be held in trust by the Guarantor for the benefit of the Guarantied Parties. If a claim is ever made upon the Guarantied Parties, or any of them, for the repayment or recovery of any amount or amounts received by any of them in payment of any of the Guarantied Obligations and such Person repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such Person or any of its property, or (b) any good faith settlement or compromise of any such claim effected by such Person with any such claimant, including, without limitation, the Borrower, then in such event the Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Guarantied Obligations, and the Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

         10. Assignment by the Guarantied Parties. To the extent permitted under the Loan Agreement, the Guarantied Parties may each, and without notice of any kind, except as otherwise required by the Loan Agreement, sell, assign or transfer all or any of the Guarantied Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Guarantied Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

         11. Remedies Cumulative. No delay by the Guarantied Parties, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Guarantied Parties, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Guarantied Parties, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Guarantied Obligations shall include, without limitation, all Guarantied Obligations of the Borrower to the Guarantied Parties notwithstanding any right or power of any third party, individually or in the name of either Borrower or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of the Guarantor hereunder.

         12. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Guarantor and the Guarantied Parties. The Guarantor shall not assign its rights or obligations under this Guaranty without the consent of all the Guarantied Parties, nor shall the Guarantor amend this Guaranty, without the consent of the Required Lenders.

         13. Miscellaneous. This is a Guaranty of payment and not of collection. In the event of a demand upon the Guarantor under this Guaranty, the Guarantor shall be held and bound to the Guarantied Parties directly as debtor in respect of the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by the Guarantied Parties, or any of them, in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Guarantied Obligations guaranteed hereby. Any notice or demand which the Guarantied Parties, or any of them, may wish to give shall be served upon the Guarantor in the fashion prescribed for notices in Section 11.1 of the Loan Agreement in care of the Borrower at the address for the Borrower set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and the notice so sent shall be deemed to be served as set forth in Section 11.1 of the Loan Agreement.

         14. Loans Benefit Guarantor. The Guarantor expressly represents and acknowledges that any financial accommodations by the Guarantied Parties, or any of them, to the Borrower, including, without limitation the extension of the Loans, are and will be of direct interest, benefit and advantage to the Guarantor.

         15. Governing Law. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         16. Jurisdiction and Venue. If any action or proceeding shall be brought by the Administrative Agent in order to enforce any right or remedy under this Guaranty, the Guarantor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Guaranty. The Guarantor hereby agrees, to the extent permitted by Applicable Law that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower, as set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Guarantor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

         17. WAIVER OF JURY TRIAL. THE GUARANTOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF THIS GUARANTY.

         18. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Guarantied Parties, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of the Guarantied Parties.

         19. Ratifications. The Guarantor hereby ratifies and affirms each representation, warranty, covenant and other agreement made on its behalf by the Borrower in the Loan Agreement.

         20. Termination and Release. Upon the payment in full of the Obligations then due and payable and cancellation of the Commitments under the Loan Agreement, the Guaranty granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary to terminate and release permanently the Guaranty granted hereunder to the Guarantied Parties hereunder, and to cause any instrument of transfer previously delivered to the Administrative Agent to be delivered to the Guarantor, all at the cost and expense of the Guarantor.

         21. Non-Recourse. The Administrative Agent and the Lenders acknowledge and agree that this Guaranty is an obligation of the Guarantor only and there is no recourse in respect of the Obligations to any limited partner of the Guarantor (or any of its officers, directors, managers, partners or members) provided that recourse to the general partner shall not be so limited, but shall be to the fullest extent provided by applicable law (but in no event to any of its officers, directors, managers, partners or members, except in the case the general partner is a partnership, any general partner of such partnership).

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an Authorized Signatory as of the date first above written.


GUARANTOR:                              BRESNAN COMMUNICATIONS COMPANY
                                        LIMITED PARTNERSHIP

                                        By BCI (USA), LLC, its general partner

                                        By BRESNAN COMMUNICATIONS, INCf., its
                                        managing member

                                        By:
                                           -------------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT Q

                   FORM OF MEMBER DEBT SUBORDINATION AGREEMENT


         THIS MEMBER DEBT SUBORDINATION AGREEMENT dated as of February ___, 1999 (as the same may be amended, supplemented or otherwise modified, this "Agreement") is made by and among ______________________ (the "Member"), BRESNAN TELECOMMUNICATIONS COMPANY LLC (the "Borrower") and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Loan Agreement defined below).

                                    RECITALS


         A. WHEREAS, the Borrower has entered into the Loan Agreement, pursuant to which the Lenders party thereto have agreed to extend credit on the terms and subject to the conditions set forth therein; and

         B. WHEREAS, the Borrower may hereafter from time to time become indebted or otherwise obligated to, the Member in respect of Indebtedness for money borrowed related to or resulting from any loan or advance from the Member, and all such Indebtedness for money borrowed owing to the Member now or hereafter existing (whether created directly or acquired by assignment or otherwise), and interest, premiums and fees, if any, thereon and other amounts payable in respect thereof, and all rights and remedies of the Member with respect thereto, are hereinafter referred to as the "Subordinated Debt";

         NOW, THEREFORE, in consideration of the Recitals and in order to induce the Lenders to enter into and maintain the Obligations (as defined in the Loan Agreement) and extend credit, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT


         SECTION 1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement. As used in this Agreement, the following terms shall have the meanings specified below:

         "Loan Agreement" means the Loan Agreement dated as of February 2, 1999 by and among the Borrower, the signatory Lenders thereto and the Administrative Agent, as the same may from time to time be amended, restated, modified, refunded, restructured, refinanced or expanded in whole or in part with the same or other Lenders.

         "Senior Default" means an "Event of Default" or "Default" as defined in any of (i) the Loan Agreement, or (ii) the failure to pay when due any installment of principal, premium, if any, or interest on any note or other instrument issued thereunder.

         "Subordinated Debt" has the meaning set forth in Recital B hereto.

         SECTION 2. Agreement to Subordinate.

               (a) The Member and the Borrower each agree that the Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in full of all Obligations now existing or hereafter arising. For the purposes of this Agreement, the Obligations shall not be deemed to have been paid in full until the Lenders shall have received full payment of the outstanding Obligations, which payment shall have been retained by the Lenders for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws. The Borrower and the Member waive notice of acceptance of this Agreement by the Lenders, and the Member waives notice of and consents to the making, amount and terms of the Obligations which may exist or be created from time to time and any renewal, extension, amendment or modification thereof and any other action which any Lender or Lenders in its and their sole and absolute discretion may take or omit to take with respect thereto. This Section 2 shall constitute a continuing offer to all Lenders; its provisions are made for the benefit of the Lenders, and such Lenders are made obligees hereunder and they or each of them may enforce such provisions.

               (b) In the event that the Borrower or any Restricted
Subsidiary shall make, and/or the Member shall receive, any payment on Subordinated Debt in contravention of this Agreement then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of, and shall be immediately paid over and delivered, to the Administrative Agent.

               (c) The Borrower shall not make and shall not permit any Restricted Subsidiary to make, and the Member shall not receive or accept, any payment in respect of Subordinated Debt unless and until the Obligations have been indefeasibly paid in full, provided, however, that the Borrower may make, and the Member may accept and receive, such a payment if immediately prior to and after giving effect to such payment, (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) the Total Leverage Ratio (before and after giving effect to such repayment) is less than or equal to 5.50 to 1.0 and (iii) such Subordinated Debt has been outstanding for not less than two consecutive calendar quarters.

         SECTION 3. In Furtherance of Subordination.

               (a) Upon any distribution of all or any of the assets of the Borrower in the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution or other winding up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower, then and in any such event the Lenders shall receive indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred or the Obligations have been declared due and payable prior to the date on which they would otherwise have become due and payable) on or in respect of all Obligations (including post-petition debt whether or not allowed as a claim) before the Member shall be entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Debt, in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Lenders (or the Administrative Agent on their behalf) pro rata, for application (in the case of cash) to the payment or prepayment of, or to be held as collateral (in all other cases) for, the Obligations, until the Obligations shall have been indefeasibly paid in full.

               (b) If any bankruptcy proceeding, liquidation, dissolution or winding up referred to in subsection (a) above is commenced by or against the Borrower or any Restricted Subsidiary:

                           (i) The Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Member or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders hereunder, provided that in the event the Administrative Agent takes such action, it shall apply all proceeds first to the payment of costs under this Agreement, then to the pro rata indefeasible payment in full of the Obligations and any surplus proceeds remaining thereafter shall be paid over to the Member for amounts due and payable under the Subordinated Debt; and

                           (ii) The Member shall duly and promptly take such action as the Administrative Agent may request (A) to collect the Subordinated Debt for account of the Lenders and the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

                  (c) All payments or distributions upon or with respect to the Subordinated Debt which are received by the Member contrary to the provisions of this Agreement shall be received in trust for the pro rata benefit of the Lenders, shall be segregated from other funds and property held by the Member and shall be forthwith paid over, in the same form as so received (with any necessary endorsement), to the Administrative Agent for the benefit of the Lenders pro rata, for application (in the case of cash) to the payment or prepayment of, or to be held as collateral (in all other cases) for, the payment or prepayment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

                  (d) The Lenders are hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Member shall have failed to comply with any of the provisions of this Agreement applicable to it. The Member hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         SECTION 4. No Enforcement or Commencement of Any Proceedings. The Member agrees that, so long as any of the outstanding Obligations shall remain unpaid, it will not, in its capacity as a creditor, it being agreed that it may take or authorize such action in its capacity as an equity holder, accelerate the maturity of the Subordinated Debt or take any action or commence any proceeding to enforce or collect same, or commence, or join any creditor other than the Lenders in commencing, any proceeding referred to in Section 3(a) hereof.

         SECTION 5. Rights of Subrogation. The Member agrees that no payment or distribution to the Lenders or the Administrative Agent pursuant to the provisions of this Agreement shall entitle the Member to exercise any rights of subrogation in respect thereof until the Obligations shall have been indefeasibly paid in full. The Member agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act by the Administrative Agent or the Lenders which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Member.

         SECTION 6. Subordination Legend, Further Assurances. The Member and the Borrower will cause each instrument or other contract or agreement, if any, evidencing Subordinated Debt to be endorsed with the following legend:

         The indebtedness evidenced by this instrument or contract or agreement is subordinated to the prior payment in full of the Obligations (as defined in the Member Debt Subordination Agreement hereinafter referred
         to) pursuant to, and to the extent provided in, the Member Debt Subordination Agreement, dated as of ____________ by and among the Borrower and the Member (as defined in such Member Debt Subordination Agreement) in favor of the Lenders (as defined in such Member Debt Subordination Agreement), the provisions of which are incorporated herein and by this reference made a part hereof.

         The Member and the Borrower each will further mark, and in the case of the Borrower, cause each Restricted Subsidiary to mark, its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument or other contract or agreement, upon the Administrative Agent's request cause such Subordinated Debt to be evidenced by an appropriate instrument or other contract or agreement endorsed with the above legend. The Member and the Borrower each will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereby, during the continuance of an Event of Default, or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

         SECTION 7. No Change in or Disposition of Subordinated Debt. The Member will not:

              (a) Cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof in accordance with the terms of this Agreement);

              (b) Sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of the Subordinated Debt (other than to Affiliates of the Member which are, or simultaneously therewith become, the Member pursuant to the terms hereof);

              (c) Permit the terms of any of the Subordinated Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Lenders or the Administrative Agent hereunder; or

              (d) Take, or permit to be taken, any action to assert, collect or enforce the Subordinated Debt or any part thereof, except that portion of the Subordinated Debt, if any, to which the Member is entitled hereunder, unless such action would otherwise be prohibited hereunder.

         SECTION 8. Agreements by the Borrower. The Borrower agrees that it will not make, and will not permit any Restricted Subsidiary to make, any payment on any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement. The Borrower further agrees with the Subordinated Lender that it shall not incur Indebtedness for Money Borrowed (other than the Obligations) which is senior in right of payment to the Subordinated Debt unless such Indebtedness for Money Borrowed is subordinated on terms which are the same as set forth in this Agreement, including, without limitation, the terms set forth in Section 2(c).

         SECTION 9. Obligations Hereunder Not Affected. All rights and interests of the Lenders and the Administrative Agent hereunder, and all agreements and obligations of the Member and the Borrower hereunder, shall remain in full force and effect irrespective of:

              (a) Any lack of validity or enforceability of any document evidencing the Obligations;

              (b) Any change in the time, manner or place of payment of, or any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the documents evidencing the Obligations;

              (c) Any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

              (d) Any failure of any Lender or the Administrative Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement, the Loan Agreement, any note issued pursuant to the Loan Agreement or under any other agreement or instrument evidencing the Obligations;

              (e) Any reduction, limitation, impairment or termination of any Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations; and

              (f) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Obligations or the Member in respect of this Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Lender or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or any Restricted Subsidiary or otherwise, all as though such payment had not been made.

The Member acknowledges and agrees that the Lenders and the Administrative Agent may, without notice or demand and without affecting or impairing the Member's obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Obligations and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Borrower, any Restricted Subsidiary or any other Person.

         SECTION 10. Representations and Warranties. The Member and the Borrower each hereby represent and warrant as follows:

              (a) The Member owns the Subordinated Debt now outstanding free and clear of any lien, security interest, charge and encumbrance.

              (b) This Agreement constitutes a legal, valid and binding obligation of the Member and the Borrower, enforceable in accordance with its terms, subject to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and
(ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of either the Member or the Borrower) and to general principles of equity.

         SECTION 11. Amendments, Waivers. Subject to the consent required, if any, of the Majority Lenders under their respective agreement or instrument evidencing the Obligations, no amendment or waiver of any provision of this Agreement nor consent to any departure by the Member or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative Agent in exercising, or the exercise or beginning of exercise by the Administrative Agent of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Administrative Agent shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by such Majority Lenders. The parties shall promptly deliver to the Lenders or their agent copies of all amendments, waivers or other modifications to this Agreement.

         SECTION 12. Expenses. The Member and the Borrower jointly and severally agree to pay, within thirty (30) days after demand by the Administrative Agent (supported by invoices in reasonable detail) to the Administrative Agent or the Lenders, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which the Lenders or the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interests of the Lenders or the Administrative Agent hereunder.

         SECTION 13. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Member, mailed telecopied or hand delivered at its address set forth opposite its name on the signature pages hereto; if to the Borrower, the Administrative Agent or any Lender, hand delivered to it, addressed to it at the address of the Borrower, the Administrative Agent or such Lender (as the case may be) listed in the applicable agreement evidencing the Obligations; or as to each party or other Person at such other address as shall be designated by such party or Person in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective upon receipt.

         SECTION 14. Entire Agreement; Severability. This Agreement contains the entire subordination agreement among the parties hereto with respect to the obligations in respect of Indebtedness for Money Borrowed of the Borrower to the Member. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         SECTION 15. Cumulative Rights. The rights, powers and remedies of the Lenders and the Administrative Agent under this Agreement shall be in addition to all rights, powers and remedies given to the Lenders by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Lenders have entered into the Loan Agreement and any other agreement evidencing the Obligations, as the case may be, in reliance on the execution and delivery of this Agreement, and the Administrative Agent and the Lenders are intended third party beneficiaries hereof.

         SECTION 16. Continuing Agreement; Transfer of Notes. This Agreement is a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Member, extend credit to or make other financial arrangements with the Borrower or any Restricted Subsidiary in reliance hereon until written notice of termination shall be delivered by the Member to the Administrative Agent by courier or hand delivery. The receipt by the Administrative Agent of such notice shall not affect this Agreement as it relates to any of the Obligations then existing, to any of the Obligations incurred thereafter pursuant to a previous commitment by the Lenders or to any amendments to, or extensions or renewals of, any such Obligations. This Agreement shall (a) remain in full force and effect until the outstanding Obligations shall have been indefeasibly paid in full, (b) be binding upon the Member, the Borrower and their respective successors and assigns, heirs and legatees, and (c) inure to the benefit of and be enforceable by each Lender and its respective permitted successors, transferees, and assigns. Without limiting the generality of the foregoing subsection (c), any Lender may, subject to the provisions of the agreement or instrument governing its Obligations, assign or otherwise transfer the Obligation held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

         SECTION 17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws.

         SECTION 18. Recourse. The Administrative Agent and the Lenders acknowledge and agree that this Agreement is an obligation of the Borrower only and there is no recourse in respect of the Obligations to Member (or any of its officers, directors, managers, partners or members).

         SECTION 19. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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                                      -9-

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

MEMBER:
                                            ------------------------------------

                                            By:
                                               ---------------------------------
                                                   Title:
                                                         -----------------------

BORROWER:                                   BRESNAN TELECOMMUNICATIONS COMPANY
                                            LLC

                                            By BRESNAN COMMUNICATIONS GROUP LLC,
                                            its managing member

                                            By BRESNAN COMMUNICATIONS COMPANY
                                            LIMITED PARTNERSHIP, its managing
                                            member

                                            By BCI (USA), LLC, its general
                                            partner

                                            By Bresnan Communications, Inc., its
                                            managing member


                                            By:
                                               ---------------------------------
                                                   Title:
                                                         -----------------------

ADMINISTRATIVE AGENT:                       TORONTO DOMINION (TEXAS), INC., as
                                            Administrative Agent for itself and
                                            the Lenders


                                            By:
                                               ---------------------------------
                                                   Title:
                                                         -----------------------